 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2003

                                                     REGISTRATION NO. 333-11131
                                                                       811-5338

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                         PRE-EFFECTIVE AMENDMENT NO.                        [_]

                        POST-EFFECTIVE AMENDMENT NO. 10                     [X]

                                       AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                               AMENDMENT NO. 27                             [X]

                        THE NEW ENGLAND VARIABLE ACCOUNT

                           (EXACT NAME OF REGISTRANT)

                       METROPOLITAN LIFE INSURANCE COMPANY

                               (NAME OF DEPOSITOR)

                 ONE MADISON AVENUE, NEW YORK, NEW YORK 10010
             (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                 DEPOSITOR'S TELEPHONE NUMBER: (212) 578-5364

NAME AND ADDRESS OF AGENT FOR SERVICE:    COPY TO:


Gary A. Beller, Esq.                      Stephen E. Roth, Esquire
Metropolitan Life Insurance Company       Sutherland Asbill & Brennan LLP
One Madison Avenue                        1275 Pennsylvania Avenue, N.W.
New York, New York 10010                  Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

  [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485

  [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

  [_] on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Individual Variable Annuity Contracts.

-------------------------------------------------------------------------------
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

This registration statement incorporates by reference the supplements dated May 1, 2002 to the prospectus dated April 30, 1999 for the contracts, as filed in Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-11131) on April 30, 2002.

This registration statement incorporates by reference the supplements dated May 1, 2001 to the prospectus dated April 30, 1999 for the contracts, as filed in Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (File No. 333-11131) on April 26, 2001.

This registration statement incorporates by reference the prospectus dated May 1, 2000, the supplement dated May 1, 2000 to the prospectus dated April 30, 1999, the supplement dated May 1, 2000 to the prospectus dated May 1, 2000 for the contracts, each as filed in Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-11131) filed on April 27, 2000.

This registration statement incorporates by reference the prospectus dated April 30, 1999 for the contracts as filed in Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-11131) filed on April 26, 1999.

                              ZENITH ACCUMULATOR

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY


                         Supplement dated May 1, 2003


       to the Prospectus dated April 30, 1999 as annually supplemented.


   The Puerto Rico Internal Revenue Code of 1994, as amended (the "PR Code") provides the following tax treatment for Zenith Accumulator Individual Variable Annuity Contracts ("the Contracts") issued to Contract Owners in the Commonwealth of Puerto Rico. The Contracts will not be offered in Puerto Rico as individual retirement annuities ("IRAs").

1. GENERAL TAX TREATMENT OF ANNUITIES

   For Puerto Rico tax purposes, amounts received as an annuity under an annuity contract are defined as amounts (determined based on a computation with reference to life expectancy and mortality tables) received in periodical installments and payable over a period longer than one year from the annuity starting date.

   Annuity payments generally have two elements: a part that constitutes a return of the annuity's cost (return of capital) and a part that constitutes income.

   From each annuity payment received, taxpayers must include in their gross income for income tax purposes the lower of (a) the annuity payments received during the taxable year, or (b) 3% of the aggregate premiums or consideration paid for the annuity divided by 12 and multiplied by the number of months in respect to which the installment is paid. The excess over the 3% is excluded from gross income until the aggregate premiums or consideration is recovered.

   Once the annuity's cost has been fully recovered, all of the annuity payment constitutes taxable income. There is no penalty tax on early distributions from annuity contracts.

   If a payment is received in a lump sum, the annuity's cost is recovered tax free and the remainder constitutes taxable income.

2. A VARIABLE ANNUITY CONTRACT UNDER NONQUALIFIED PLANS

   A variable annuity contract may be purchased by an employer for an employee under a nonqualified stock bonus, pension, profit sharing or annuity plan. The employer may purchase the variable annuity contract and transfer it to a trust created under the terms of the nonqualified plan or can make contributions to the nonqualified trust in order to provide [a] variable annuity contract[s] for his employees.

   The purchase payments paid or the employer's contributions made to a trust under a plan during a taxable year of the employer which ends within or with a taxable year of the trust, shall be included in the gross income of the employee, if his beneficial interest in the employer's contributions is nonforfeitable at the time the contribution is made. An employee's beneficial interest in the contributions is nonforfeitable if there is no contingency under the plan which may cause the employee to lose his rights in the contribution.


VA-999-03

   When the contributions are included in the employee's gross income, they are considered part of the consideration paid by him for the annuity. The amounts contributed by the employer constitute consideration paid by the employee which is taken into account for purposes of determining the taxable amount of each annuity payment received.

   The contributions paid by the employer to or under the nonqualified plan for providing retirement benefits to the employees under an annuity or insurance contract are deductible in the taxable year when paid if the employee's rights to or derived from such employer's contribution are nonforfeitable at the time the contribution is made.

   If an amount is paid on behalf of the employee during the taxable year but the rights of the employee therein are forfeitable at the time the amount is paid, no employer deduction is allowable for such amount for any taxable year.

   A nonqualified plan may not be subject to certain rules which apply to a qualified plan such as rules regarding participation, vesting and funding. Thus, nonqualified annuity plans may be used by an employer to provide additional benefits to key employees.

   Since a nonqualified trust is not tax-exempt, the trust itself will be taxable on the income of the trust assets.

3. A VARIABLE ANNUITY CONTRACT UNDER A QUALIFIED PLAN

   A variable annuity contract may be purchased by an employer for an employee under a qualified pension, profit-sharing, stock bonus, annuity, or a cash or deferred arrangement ("CODA") plan established pursuant to Section 1165 of the PR Code. The employer has two alternatives: (1) purchase the annuity contract and transfer the same to the trust under the plan, or (2) make contributions to a trust under a qualified plan for the purpose of providing an annuity contract for an employee.

   Qualified plans must comply with the requirements of Section 1165(a) of the PR Code which include, among others, certain participation requirements.

   The trust created under the qualified plan is exempt from tax on its investment income.

a. Contributions

   The employer is entitled, in determining its net taxable income, to claim a current income tax deduction for contributions made to the trust created under the terms of a qualified plan. However, statutory limitations on the deductibility of contributions made to the trust under a qualified plan limit the amount of funds that may be contributed each year.

b. Distributions

   The amount paid by the employer towards the purchase of the variable annuity contract or contributed to the trust for providing variable annuity contracts for the employees is not required to be included in the income of the employee. However, any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available.

   In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the variable annuity contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan shall be included in their entirety in the employee's gross income.

   Lump-sum proceeds from a qualified plan distributed on account of the employee's separation from service may receive long term capital gain treatment and will be taxed at a maximum rate of 20%. To the extent long term capital gain treatment applies, the distribution will be subject to a withholding at a rate of 20%.


   The PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.

c. Rollover


   Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the total distribution is contributed to another qualified retirement plan or traditional individual retirement account ("IRA") for the employee's benefit no later than sixty (60) days after the distribution.


4. A VARIABLE ANNUITY CONTRACT UNDER A KEOGH PLAN

   A variable annuity contract may be purchased for purposes of funding a self employed retirement plan under Section 1165(f) of the PR Code. This plan is commonly known as a Keogh plan or an HR 10 plan.

   This plan permits self-employed individuals and owner-employees to adopt pension plans, profit sharing plans or annuity plans for themselves and their employees. A self-employed individual is any individual who carries on a trade or business as a sole proprietor, an independent contractor or anyone who is in business for himself or herself.

   An owner-employee is any individual who owns all of an unincorporated business. In the case of a corporation of individuals or a special partnership under Subchapter K of the PR Code, an owner-employee is a shareholder or a partner owning more than 10% of the interest in capital or profits.

   Similar to a qualified plan, the variable annuity contract may be purchased and be transferred to a trust, or contributions may be made to the trust for the purpose of providing an annuity contract for the trust beneficiaries.

a. Contributions

   A tax deduction may be claimed for contributions made to the plan. As in other qualified plans, contributions to the plan are subject to certain statutory limits. The limit on the deduction depends on the type of plan selected.

   Such contributions and the income generated from them are not taxable to the owner-employee, his employees or to the self-employed individual until the funds are distributed or made available to them.

   The investment income generated from the contributions made to the plan which are held in a qualified trust is tax exempt to the trust.

b. Distributions

   Distributions made under a qualified self-employed retirement plan will be subject to the rules described under 3(b) and (c) above.

                              ZENITH ACCUMULATOR

                     Individual Variable Annuity Contracts
                                   Issued By
                      Metropolitan Life Insurance Company
                              One Madison Avenue
                           New York, New York 10010

                              Designated Office:
                         Annuity Administrative Office
                                P.O. Box 14594
                           Des Moines, IA 50306-3594


                         SUPPLEMENT DATED MAY 1, 2003

      TO THE PROSPECTUS DATED APRIL 30, 1999 (AS ANNUALLY SUPPLEMENTED).


   This supplement updates certain information in the prospectus dated April 30, 1999 (as annually supplemented), describing individual flexible and single purchase payment variable annuity contracts (the "Contracts") funded by The New England Variable Account (the "Variable Account"). You should read and retain this supplement. Certain additional information about the Contracts is contained in a Statement of Additional Information ("SAI") dated May 1, 2003, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A complete prospectus dated April 30, 1999, and any previous supplements, as well as the Statement of Additional Information, may be obtained free of charge by writing to New England Securities Corporation at 501 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015.


   NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   THE SEC MAINTAINS A WEBSITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.



           YOUR PRIVACY NOTICE IS ON THE LAST TWO PAGES OF THIS BOOK

                                  HIGHLIGHTS



STATE VARIATIONS

   Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this supplement. This supplement updates certain information in the prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

   We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your sub-account performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.

REPLACEMENT OF CONTRACTS

   Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender charge period. Before you buy a Contract, ask your registered representative if purchasing a Contract would be advantageous, given the Contract's features, benefits, and charges.




                                 EXPENSE TABLE



   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes may also be deducted.



CONTRACT OWNER TRANSACTION EXPENSES


       Sales Charge Imposed on Purchase Payments................................         None
       Contingent Deferred Sales Charge (as a percentage of Contract Value)              6.5%
                                                                                 declining annually--
                                                                                     See Note (1)
       Transfer Fee(2)..........................................................         $10

--------

NOTES:


(1)The Contingent Deferred Sales Charge is a declining percentage of contract value withdrawn, as follows:



                    IF WITHDRAWN DURING CONTRACT YEAR CHARGE
                    --------------------------------- ------
                                    1................  6.5%
                                    2................  6.0%
                                    3................  5.5%
                                    4................  5.0%
                                    5................  4.5%
                                    6................  4.0%
                                    7................  3.5%
                                    8................  3.0%
                                    9................  2.0%
                                   10................  1.0%
                                   11................    0%


(2)Currently, we do not charge this fee. We reserve the right to impose a charge of $10 on each transfer in excess of four per year.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.



ANNUAL CONTRACT FEE


                      Administration Contract Charge(1)..... $30





VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net assets in the sub-accounts)

                                                                       AMERICAN FUNDS
                                                                    GROWTH SUB-ACCOUNT,
                                                                       AMERICAN FUNDS
                                                                       GROWTH-INCOME
                                                                        SUB-ACCOUNT
                                                                     AND AMERICAN FUNDS         ALL
                                                                        GLOBAL SMALL           OTHER
                                                                 CAPITALIZATION SUB-ACCOUNT SUB-ACCOUNTS
                                                                 -------------------------- ------------
       Mortality and Expense Risk Charge........................           1.20%                .95%
                                                                           -----               -----
       Administration Asset Charge..............................           0.40%                .40%
                                                                           =====               =====
              Total Variable Account Annual Expenses............           1.60%               1.35%
                                                                           -----               -----

--------

NOTE:




(1)The Administration Contract Charge is not imposed after annuitization.



   The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.



RANGE OF ELIGIBLE FUND OPERATING EXPENSES (as a percentage of average net assets)



                                                                                             MINIMUM MAXIMUM
                                                                                             ------- -------
Total Annual Eligible Fund Operating Expenses
(expenses that are deducted from Eligible Fund assets, including management fees,
  distribution (12b-1) fees, and other expenses)............................................   .31%   4.67%

                                                                                             MAXIMUM MINIMUM
                                                                                             ------- -------
Net Total Annual Eligible Fund Operating Expenses(1)
(expenses that are deducted from Eligible Fund assets, including management fees, distribution (12b-1) fees, and other expenses after any applicable waiver or reimbursement
  arrangement)..............................................................................   .31%   1.40%

--------

NOTE:



 (1)The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2004, as described in more detail below.

   The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2002, before and after any applicable contractual expense subsidy or expense deferral arrangement:



ANNUAL ELIGIBLE FUND OPERATING EXPENSES (as a percentage of average net assets)




                                                                                       CONTRACTUAL  NET TOTAL
                                                        12B-1              GROSS TOTAL   EXPENSE   CONTRACTUAL
                                          MANAGEMENT DISTRIBUTION  OTHER     ANNUAL    SUBSIDY OR    ANNUAL
                                             FEES      FEES(3)    EXPENSES  EXPENSES    DEFERRAL    EXPENSES
                                          ---------- ------------ -------- ----------- ----------- -----------
METROPOLITAN SERIES FUND, INC.(2)
State Street Research Money Market
  Portfolio..............................    .35%          0%       .08%       .43%          0%        .43%
Lehman Brothers(R) Aggregate Bond Index
  Portfolio..............................    .25%        .25%       .09%       .59%          0%        .59%
Salomon Brothers Strategic Bond
  Opportunities Portfolio................    .65%          0%       .20%       .85%          0%        .85%
Salomon Brothers U.S. Government
  Portfolio(4)...........................    .55%          0%       .15%       .70%          0%        .70%
State Street Research Bond Income
  Portfolio..............................    .40%          0%       .11%       .51%          0%        .51%
Balanced Portfolio(5)....................    .70%          0%       .15%       .85%          0%        .85%
MFS Total Return Portfolio(6)............    .50%          0%       .16%       .66%          0%        .66%
Alger Equity Growth Portfolio............    .75%          0%       .04%       .79%          0%        .79%
Davis Venture Value Portfolio(5).........    .75%         .0%       .05%       .80%          0%        .80%
FI Structured Equity Portfolio(5)........    .67%         .0%       .05%       .72%          0%        .72%
Harris Oakmark Large Cap Value
  Portfolio(5)...........................    .75%        .15%       .08%       .98%          0%        .98%
MetLife Stock Index Portfolio Class A(8).    .25%          0%       .06%       .31%          0%        .31%
MetLife Stock Index Portfolio Class B(9).    .25%        .25%       .06%       .56%          0%        .56%
MFS Investors Trust Portfolio(4)(5)......    .75%          0%       .59%      1.34%        .34%       1.00%
MFS Research Managers Portfolio(4)(5)....    .75%          0%       .39%      1.14%        .14%       1.00%
Met/Putnam Voyager Portfolio(4)..........    .80%          0%       .27%      1.07%        .07%       1.00%
State Street Research Investment Trust
  Portfolio(5)...........................    .49%        .25%       .05%       .79%          0%        .79%
State Street Research Large Cap Value
  Portfolio(4)...........................    .70%        .15%      1.63%      2.48%       1.38%       1.10%
Zenith Equity Portfolio(5)(7)............    .68%          0%       .07%       .75%          0%        .75%
FI Mid Cap Opportunities Portfolio(4)....    .80%        .25%      3.62%      4.67%       3.37%       1.30%
Harris Oakmark Focused Value
  Portfolio(5)...........................    .75%         .0%       .07%       .82%          0%        .82%
Janus Mid Cap Portfolio..................    .69%        .25%       .06%      1.00%          0%       1.00%
MetLife Mid Cap Stock Index Portfolio....    .25%        .25%       .18%       .68%          0%        .68%
Neuberger Berman Partners Mid Cap Value
  Portfolio(5)...........................    .69%        .25%       .11%      1.05%          0%       1.05%
Franklin Templeton Small Cap Growth
  Portfolio(4)...........................    .90%        .25%       .61%      1.76%        .36%       1.40%
Loomis Sayles Small Cap Portfolio........    .90%          0%       .07%       .97%          0%        .97%
Russell 2000(R) Index Portfolio..........    .25%        .25%       .24%       .74%          0%        .74%
State Street Research Aurora Portfolio...    .85%          0%       .10%       .95%          0%        .95%
Morgan Stanley EAFE(R) Index Portfolio(4)    .30%        .25%       .49%      1.04%        .04%       1.00%
Putnam International Stock Portfolio.....    .90%          0%       .22%      1.12%          0%       1.12%


                                                                                        CONTRACTUAL  NET TOTAL
                                                         12B-1              GROSS TOTAL   EXPENSE   CONTRACTUAL
                                           MANAGEMENT DISTRIBUTION  OTHER     ANNUAL    SUBSIDY OR    ANNUAL
                                              FEES      FEES(3)    EXPENSES  EXPENSES    DEFERRAL    EXPENSES
                                           ---------- ------------ -------- ----------- ----------- -----------
MET INVESTORS SERIES TRUST(2)
Lord Abbett Bond Debenture Portfolio(10)..    .60%        .25%       .20%      1.05%        .05%       1.00%
PIMCO Total Return Portfolio..............    .50%        .25%       .15%       .90%          0%        .90%
Janus Aggressive Growth
  Portfolio(10)(11).......................    .80%        .25%       .62%      1.67%        .52%       1.15%
Met/AIM Mid Cap Core Equity
  Portfolio(10)(11).......................    .75%        .25%       .91%      1.91%        .71%       1.20%
T. Rowe Price Mid-Cap Growth
  Portfolio(10)(11).......................    .75%        .25%       .51%      1.51%        .31%       1.20%
Met/AIM Small Cap Growth
  Portfolio(10)(11).......................    .90%        .25%      1.17%      2.32%       1.02%       1.30%
PIMCO Innovation Portfolio(10)(11)........    .95%        .25%       .76%      1.96%        .61%       1.35%
Harris Oakmark International
  Portfolio(10)(11).......................    .85%        .15%      1.42%      2.42%       1.07%       1.35%
MFS Research International Portfolio(10)..    .80%        .25%      1.02%      2.07%        .72%       1.35%
AMERICAN FUNDS INSURANCE SERIES(2)
American Funds Growth Fund................    .38%        .25%       .02%       .65%          0%        .65%
American Funds Growth-Income Fund.........    .34%        .25%       .01%       .60%          0%        .60%
American Funds Global Small Capitalization
  Fund....................................    .80%        .25%       .04%      1.09%          0%       1.09%
VARIABLE INSURANCE PRODUCTS FUND(2)
VIP Overseas Portfolio....................    .73%          0%       .17%       .90%          0%        .90%
VIP Equity-Income Portfolio...............    .48%          0%       .09%       .57%          0%        .57%

--------

NOTES:


 (1) The Eligible Fund expenses used to prepare this table were provided to us by the Eligible Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.





 (2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"). Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory") is the manager of the Portfolios of the Met Investors Series Trust. Capital Research and Management Company is the investment adviser of the American Funds Insurance Series. Fidelity Management & Research Company is the investment adviser to the Portfolios of the Variable Insurance Products Fund.



 (3) The Metropolitan Fund, Met Investors Series Trust, and American Funds Insurance Series have each adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the relevant Fund's prospectus.



 (4) MetLife Advisers and the Metropolitan Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain Portfolios so that total annual expenses of these portfolios will not exceed, at any time prior to April 30, 2004, the following percentages: 1.00% for the Met/Putnam Voyager Portfolio; 1.00% for the Morgan Stanley EAFE Index Portfolio; 1.40% for the Franklin Templeton Small Cap Growth Portfolio; 1.10% for the State Street Research Large Cap Value Portfolio; 1.30% for the FI Mid Cap Opportunities Portfolio; and 1.00% for the MFS Investors Trust Portfolio and MFS Research Managers Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and expenses paid with respect to the Franklin Templeton Small Cap Growth Portfolio, State Street Research Large Cap Value Portfolio, Salomon Brothers U.S. Government Portfolio, FI Mid Cap Opportunities Portfolio, MFS Investors Trust Portfolio and MFS Research Managers Portfolio if, in the future, actual expenses of these portfolios are less than these limits. Net Total Contractual Annual Expenses for the Franklin Templeton Small Cap Growth, State Street Research Large Cap Value, MFS Investors Trust, MFS Research Managers, and FI Mid Cap Opportunities Portfolios have been restated to reflect the terms of the Expense Agreement.



 (5) Net Total Contractual Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Contractual Annual Expenses would have been .97% for the Harris Oakmark Large Cap Value Portfolio, .77% for the State Street Research Investment Trust Portfolio, 1.02% for the Neuberger Berman Partners Mid Cap Value Portfolio, .78% for the Davis Venture Value Portfolio, .71% for the FI Structured Equity Portfolio, .68% for the Zenith Equity Portfolio, .83% for the Balanced Portfolio, .98% for the MFS Investors Trust Portfolio, and .93% for the MFS Research Managers Portfolio.



 (6) The MFS Total Return Portfolio is not an Eligible Fund for Contracts purchased after May 1, 1995.



 (7) The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Fund: the FI Structured Equity Portfolio, Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (together, the "Underlying Portfolios"). The Zenith Equity Portfolio does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other expenses of the Underlying Portfolios. Investing in a fund of funds involves some duplication of expenses, and may be more expensive than investing in a Portfolio that is not a fund of funds. MetLife Advisers maintains the equal division of assets among the Underlying Portfolios by rebalancing the Zenith Equity Portfolio's assets each fiscal quarter, however, expenses will fluctuate slightly during the course of each quarter. The Management Fee shown represents the Portfolio's combined pro rata share of the management fees of each of the Underlying Portfolios (annualized, in the case of the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio, from the May 1, 2002 start date for these Portfolios). The Other Expenses shown consist of .02% attributable to the Zenith Equity Portfolio's other expenses (annualized from the Portfolio's May 1, 2002 start date) and .05% attributable to the Portfolio's pro rata share of the other expenses of the Underlying Portfolios (annualized, in the case of the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio, from the May 1, 2002 start date for these Portfolios).



 (8) The MetLife Stock Index Portfolio Class A is only available to Contracts purchased prior to May 1, 1995. Class A shares of MetLife Stock Index Portfolio were substituted for the Westpeak Stock Index Series on April 27, 2001.



 (9) The MetLife Stock Index Portfolio Class B is only available to Contracts purchased after May 1, 1995.



(10) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses and 12b-1 distribution fees) will not exceed, at any time prior to April 30, 2004, the following percentages: 1.00% for the Lord Abbett Bond Debenture Portfolio; 1.20% for the Met/AIM Mid Cap Core Equity Portfolio; 1.30% for the Met/AIM Small Cap Growth Portfolio; 1.20% for the T. Rowe Price Mid-Cap Growth Portfolio; 1.35% for the PIMCO Innovation Portfolio; 1.35% for the MFS Research International Portfolio; 1.35% for the Harris Oakmark International Portfolio and 1.15% for the Janus Aggressive Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager. Net Total Contractual Annual Expenses for the Lord Abbett Bond Debenture, Janus Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS Research International, Harris Oakmark International, and Met/AIM Mid Cap Core Equity Portfolios have been restated to reflect the terms of the Expense Limitation Agreement.



(11) Net Total Contractual Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Contractual Annual Expenses would have been 1.11% for the T. Rowe Price Mid-Cap Growth Portfolio, 1.27% for the PIMCO Innovation Portfolio, 1.17% for the Met/AIM Mid Cap Core Equity Portfolio, 1.28% for the Met/AIM Small Cap Growth Portfolio, 1.05% for the Janus Aggressive Growth Portfolio, and 1.32% for the Harris Oakmark International Portfolio.

EXAMPLE



   The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Eligible Fund fees and expenses.(1)



   The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



    (1)If you surrender your Contract or annuitize under a non-life contingency option (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:



                                           1 YEAR    3 YEARS   5 YEARS  10 YEARS
                                         ---------- --------- --------- ---------
(a)..................................... $ 1,185.11 $2,276.67 $3,343.79 $5,828.67
(b)..................................... $   781.36 $1,094.13 $1,420.72 $2,177.13



    (2)If you do not surrender your Contract or if you annuitize under a variable life contingency option (no contingent deferred sales charges would be deducted(2)):



                                          1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                          ------- --------- --------- ---------
 (a)..................................... $607.27 $1,799.61 $2,962.96 $5,749.09
 (b)..................................... $177.76 $  550.41 $  947.13 $2,054.66



   PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.

--------

NOTES:


(1)The examples do not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of .087% has been used. (See Note (1) to the first table on p. A-3.)


(2)The same would apply if you elect to annuitize under a fixed life contingency option unless your Contract has been in effect less than five years, in which case the expenses shown in the first three columns of the first example would apply. (See "Contingent Deferred Sales Charge".)


--------------------------------------------------------------------------------

Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (p. A-21).

                                  THE COMPANY

   The Company is a life insurance company and wholly-owned subsidiary of MetLife, Inc., a publicly traded company, whose principal office is at One Madison Avenue, New York, N.Y. 10010. The Company was organized in 1868 under the laws of the State of New York and has engaged in the life insurance business under its present name since 1868. It operates as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately nine million individual households in the U.S. and companies and institutions with 33 million employees and members. It also has international insurance operations in 13 countries.

   New England Life Insurance Company ('NELICO"), a subsidiary of the Company, provides administrative services for the Contracts and the Variable Account pursuant to an administrative services agreement with the Company. These administrative services include maintenance of Contract Owner records and accounting, valuation, regulatory and reporting services. NELICO is located at 501 Boylston Street, Boston, Massachusetts 02116. The Company's Designated Office for receipt of Purchase Payments, loan repayments, requests and elections, and communications regarding death of the Annuitant, as further described below, is Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

   Purchase payments applied to the Variable Account will be invested in one or more of the Eligible Funds listed below, at net asset value without deduction of any sales charge, in accordance with the selection you make in your application. You may change your selection of Eligible Funds for future purchase payments at any time without charge. (See "Requests and Elections.") You also may transfer previously invested amounts among the Eligible Funds, subject to certain conditions. (See "Transfer Privilege.") Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time. The Company reserves the right to add or remove Eligible Funds from time to time as investments for the Variable Account. See "Substitution of Investments."

   The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.


   Certain Eligible Funds available under the Contracts were previously series of the New England Zenith Fund. Effective May 1, 2003, however, these series of the New England Zenith Fund were reorganized into newly established portfolios of the Metropolitan Fund. The reorganization did not affect the investment objectives, or policies, investment advisory fees, or investment adviser or subadvisers of any of these series.


   You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.


   METROPOLITAN FUND: There are 29 Portfolios of the Metropolitan Fund that are Eligible Funds under the Contracts offered by this prospectus. AN ADDITIONAL PORTFOLIO, THE MFS TOTAL RETURN PORTFOLIO, DESCRIBED BELOW, IS AN ELIGIBLE FUND ONLY FOR CONTRACTS ISSUED BEFORE MAY 1, 1995.



STATE STREET RESEARCH MONEY MARKET PORTFOLIO



   The State Street Research Money Market Portfolio's investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money

Market Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Portfolio.



During extended periods of low interest rates, the yields of the Sub-account investing in the State Street Research Money Market Portfolio may become extremely low and possibly negative.



LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO



   The Lehman Brothers Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.



SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO



   The Salomon Brothers Strategic Bond Opportunities Portfolio's investment objective is a high level of total return consistent with preservation of capital.



SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO



   The Salomon Brothers U.S. Government Portfolio's investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.



STATE STREET RESEARCH BOND INCOME PORTFOLIO



   The State Street Research Bond Income Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.



BALANCED PORTFOLIO



   The Balanced Portfolio's investment objective is long-term total return from a combination of capital appreciation and current income.



MFS TOTAL RETURN PORTFOLIO



   The MFS Total Return Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.





ALGER EQUITY GROWTH PORTFOLIO



   The Alger Equity Growth Portfolio's investment objective is long-term capital appreciation.



DAVIS VENTURE VALUE PORTFOLIO



   The Davis Venture Value Portfolio's investment objective is growth of capital.



FI STRUCTURED EQUITY PORTFOLIO



   The FI Structured Equity Portfolio's investment objective is long-term growth of capital.



HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO



   The Harris Oakmark Large Cap Value Portfolio's investment objective is long-term capital appreciation.

METLIFE STOCK INDEX PORTFOLIO CLASS A AND CLASS B



   The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").



   THE METLIFE STOCK INDEX PORTFOLIO CLASS A IS ONLY AVAILABLE TO CONTRACTS PURCHASED PRIOR TO MAY 1, 1995. THE METLIFE STOCK INDEX PORTFOLIO CLASS B IS ONLY AVAILABLE TO CONTRACTS PURCHASED AFTER MAY 1, 1995. SEE THE EXPENSE TABLE--METROPOLITAN SERIES FUND, INC. (P. A-4) FOR EXPENSE DIFFERENCES FOR THESE CLASSES.



MFS INVESTORS TRUST PORTFOLIO



   The MFS Investors Trust Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.



MFS RESEARCH MANAGERS PORTFOLIO



   The MFS Research Managers Portfolio's investment objective is long-term growth of capital.



MET/PUTNAM VOYAGER PORTFOLIO (FORMERLY THE PUTNAM LARGE CAP GROWTH PORTFOLIO)



   The Met/Putnam Voyager Portfolio's investment objective is capital appreciation.



STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO



   The State Street Research Investment Trust Portfolio's investment objective is long-term growth of capital and income.



STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO



   The State Street Research Large Cap Value Portfolio's investment objective is long-term growth of capital.



ZENITH EQUITY PORTFOLIO



   The Zenith Equity Portfolio's investment objective is long-term capital appreciation. The Zenith Equity Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Metropolitan Fund. The investment objective of each of the Capital Guardian U.S. Equity Portfolio, Jennison Growth Portfolio and the FI Structured Equity Portfolio is long-term growth of capital.





FI MID CAP OPPORTUNITIES PORTFOLIO



   The FI Mid Cap Opportunities Portfolio's investment objective is long-term growth of capital.





HARRIS OAKMARK FOCUSED VALUE PORTFOLIO



   The Harris Oakmark Focused Value Portfolio's investment objective is long-term capital appreciation.



JANUS MID CAP PORTFOLIO



   The Janus Mid Cap Portfolio's investment objective is long-term growth of capital.



METLIFE MID CAP STOCK INDEX PORTFOLIO



   The MetLife Mid Cap Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index").



NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO



   The Neuberger Berman Partners Mid Cap Value Portfolio's investment objective is capital growth.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO



   The Franklin Templeton Small Cap Growth Portfolio's investment objective is long-term capital growth.



LOOMIS SAYLES SMALL CAP PORTFOLIO



   The Loomis Sayles Small Cap Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.




RUSSELL 2000 INDEX PORTFOLIO

   The Russell 2000 Index Portfolio's investment objective is to equal the return of the Russell 2000 Index.


STATE STREET RESEARCH AURORA PORTFOLIO


   The State Street Research Aurora Portfolio's investment objective is high total return, consisting principally of capital appreciation.

MORGAN STANLEY EAFE INDEX PORTFOLIO


   The Morgan Stanley EAFE Index Portfolio's investment objective is to equal the performance of the MSCI EAFE(R) Index ("Morgan Stanley Capital International Europe Australasia Far East Index").


PUTNAM INTERNATIONAL STOCK PORTFOLIO

   The Putnam International Stock Portfolio's investment objective is long-term growth of capital.


   MET INVESTORS SERIES TRUST: Currently, there are nine portfolios of the MET Investors Series Trust that are Eligible Funds under the Contracts.


LORD ABBETT BOND DEBENTURE PORTFOLIO

   The Lord Abbett Bond Debenture Portfolio's investment objective is to provide high current income and the opportunity for capital appreciation to produce a high total return.

PIMCO TOTAL RETURN PORTFOLIO

   The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.


JANUS AGGRESSIVE GROWTH PORTFOLIO



   The Janus Aggressive Growth Portfolio's investment objective is long-term growth of capital.


MET/AIM MID CAP CORE EQUITY PORTFOLIO

   The Met/AIM Mid Cap Core Equity Portfolio's investment objective is long-term growth of capital.


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO (FORMERLY THE MFS MID CAP GROWTH
PORTFOLIO)



   The T. Rowe Price Mid-Cap Growth Portfolio's investment objective is long-term growth of capital.


MET/AIM SMALL CAP GROWTH PORTFOLIO

   The Met/AIM Small Cap Growth Portfolio's investment objective is long-term growth of capital.

PIMCO INNOVATION PORTFOLIO

   The PIMCO Innovation Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.




HARRIS OAKMARK INTERNATIONAL PORTFOLIO (FORMERLY THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO)



   The Harris Oakmark International Portfolio's investment objective is to seek long-term growth of capital.


MFS RESEARCH INTERNATIONAL PORTFOLIO

   The MFS Research International Portfolio's investment objective is capital appreciation.




   AMERICAN FUNDS INSURANCE SERIES: Currently, there are three Funds of the American Funds Insurance Series that are Eligible Funds under Contracts. Availability of these Funds is subject to any necessary state insurance department approvals.


AMERICAN FUNDS GROWTH FUND

   The American Growth Fund's investment objective is to seek capital appreciation through stocks.

AMERICAN FUNDS GROWTH-INCOME FUND

   The American Growth-Income Fund's investment objective is to seek capital appreciation and income.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND

   The American Global Small Capitalization Fund's investment objective is to seek capital appreciation through stocks.

   VARIABLE INSURANCE PRODUCTS FUND: Currently, there are two Portfolios of VIP that are Eligible Funds under the Contracts.

VIP OVERSEAS PORTFOLIO


   The VIP Overseas Portfolio seeks long-term growth of capital.


VIP EQUITY-INCOME PORTFOLIO


   The VIP Equity-Income Portfolio seeks reasonable income.

INVESTMENT ADVICE



   MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.



Portfolio                                      Sub-adviser
---------                                      -----------
State Street Research Money Market             State Street Research & Management Company
Lehman Brothers Aggregate Bond Index           Metropolitan Life Insurance Company
Salomon Brothers Strategic Bond Opportunities* Salomon Brothers Asset Management Inc
Salomon Brothers U.S. Government               Salomon Brothers Asset Management Inc
State Street Research Bond Income              State Street Research & Management Company
MFS Total Return                               Massachusetts Financial Services Company
Balanced                                       Wellington Management Company, LLP
Alger Equity Growth                            Fred Alger Management, Inc.
Zenith Equity                                  N/A***
Davis Venture Value                            Davis Selected Advisers, L.P.**
FI Structured Equity                           Fidelity Management & Research Company
Harris Oakmark Large Cap Value                 Harris Associates L.P.
MetLife Stock Index                            Metropolitan Life Insurance Company
MFS Investors Trust                            Massachusetts Financial Services Company
MFS Research Managers                          Massachusetts Financial Services Company
Met/Putnam Voyager                             Putnam Investment Management, LLC
State Street Research Investment Trust         State Street Research & Management Company
State Street Research Large Cap Value          State Street Research & Management Company
FI Mid Cap Opportunities                       Fidelity Management & Research Company
Harris Oakmark Focused Value                   Harris Associates L.P.
Janus Mid Cap                                  Janus Capital Management, LLC
MetLife Mid Cap Stock Index                    Metropolitan Life Insurance Company
Neuberger Berman Partners Mid Cap Value        Neuberger Berman Management Inc.
Franklin Templeton Small Cap Growth            Franklin Advisers, Inc.
Loomis Sayles Small Cap                        Loomis Sayles & Company, L.P.
Russell 2000 Index                             Metropolitan Life Insurance Company
State Street Research Aurora                   State Street Research & Management Company
Morgan Stanley EAFE Index                      Metropolitan Life Insurance Company
Putnam International Stock                     Putnam Investment Management, LLC

--------

  *The Salomon Brothers Strategic Bond Opportunities Portfolio also receives certain investment subadvisory services from Salomon Brothers Asset Management Limited, a London based affiliate of Salomon Brothers Asset Management Inc.


 **Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


***Effective May 1, 2002, the Zenith Equity Portfolio (formerly the Capital
   Growth Series of the New England Zenith Fund) became a fund of funds that invests equally in three other portfolios of the Metropolitan Fund--the FI Structured Equity Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. Fidelity Management & Research Company is the subadviser to the FI Structured Equity Portfolio, Jennison Associates, LLC is the subadviser to the Jennison Growth Portfolio and Capital Guardian Trust Company is the subadviser to the Capital Guardian U.S. Equity Portfolio. Prior to May 1, 2002, Capital Growth Management Limited Partnership served as subadviser to the Capital Growth Series of the New England Zenith Fund.

   For more information regarding the investment adviser and the subadviser of the Metropolitan Series Fund Portfolios, see the Statement of Additional Information about the Contracts, and also see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.



   Met Investors Advisory LLC (formerly Met Investors Advisory Corp.) is an affiliate of the Company and is the Manager (i.e. investment adviser) for the Met Investors Series Trust Portfolios. Each of the Met Investors Series Trust Portfolios also has an Adviser (i.e. subadviser). Lord, Abbett & Co. is the Adviser to the Lord Abbett Bond Debenture Portfolio. Pacific Investment Management Company LLC, a subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP") is the Adviser to the PIMCO Total Return Portfolio. AIM Capital Management, Inc. is the Adviser to the Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth Portfolios. Massachusetts Financial Services Company is the Adviser to the MFS Research International Portfolio. T. Rowe Price Associates, Inc. became the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio on January 1, 2003. Prior to that time, Massachusetts Financial Services Company served as Adviser. PIMCO Equity Advisors, a division of ADAM LP, is the Adviser to the PIMCO Innovation Portfolio. Janus Capital Management LLC is the Adviser to the Janus Aggressive Growth Portfolio. Harris Associates L.P. became the Adviser to the Harris Oakmark International Portfolio on January 1, 2003. Prior to that time State Street Research & Management Company served as Adviser. For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information about the Contracts, and also see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information.




   Capital Research and Management Company is the investment adviser for the American Funds Insurance Series Funds. For more information about the investment adviser, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.

   The VIP Overseas Portfolio and the VIP Equity-Income Portfolio receive investment advice from Fidelity Management & Research Company. More complete information on the VIP Equity-Income and VIP Overseas Portfolios of the Variable Insurance Products Fund is contained in the attached prospectus of that Fund, which you should read carefully before investing, as well as in the Variable Insurance Products Fund's Statement of Additional Information, which may be obtained free of charge by writing to Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109 or telephoning 1-800-356-5015.


   You can also get information about the Metropolitan Fund, Met Investors Series Trust, American Funds Insurance Series or the Variable Insurance Products Fund (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.



   An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. We (or our affiliates) may also be compensated with 12b-1 distribution fees from the Eligible Funds, up to .25% of the assets of the Eligible Funds that are attributable to the Contracts. Some Eligible Funds or their advisers (or other affiliates) may pay us more than others and the amounts paid may be significant. New England Securities Corporation ("New England Securities") may also receive brokerage commissions on securities transactions initiated by an investment adviser.


SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:




    . For the Metropolitan Fund we offer Class A shares of the State Street Research Money Market, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, MFS Total Return, Balanced, Alger Equity Growth, Zenith Equity, Davis Venture Value, FI

       Structured Equity, Harris Oakmark Focused Value, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MetLife Stock Index (for Contracts purchased before May 1, 1995), Met/Putnam Voyager, Putnam International Stock and State Street Research Aurora Portfolios; Class B shares of the FI Mid Cap Opportunities, Lehman Brothers Aggregate Bond Index, Janus Mid Cap, MetLife Mid Cap Stock Index, MetLife Stock Index (for Contracts purchased after May 1, 1995), Neuberger Berman Partners Mid Cap Value, Franklin Templeton Small Cap Growth, Morgan Stanley EAFE Index, Russell 2000 Index and State Street Research Investment Trust Portfolios; and Class E shares of the Harris Oakmark Large Cap Value and State Street Research Large Cap Value Portfolios.





    . For the Met Investors Series Trust, we offer Class B shares for all Portfolios except the Harris Oakmark International Portfolio which is Class E.


    .  For the American Funds Insurance Series, we offer Class 2 shares only.

    .  For VIP, we offer Initial Class only.


   Additionally, shares of the Metropolitan Fund Portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Metropolitan Fund may conflict. The Metropolitan Fund Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


SUBSTITUTION OF INVESTMENTS


   If investment in the Eligible Funds or a particular Fund is no longer possible or in the judgment of the Company becomes inappropriate for the purposes of the Contract or for any other reason in our sole discretion, the Company may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close sub-accounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts at any time in our sole discretion.



TRANSFER PRIVILEGE



   The Company currently allows an unlimited number of free transfers per Contract Year prior to annuitization. The Company reserves the right to impose a charge of $10 on each transfer in excess of four per year and to limit the number of transfers. Currently, after variable annuity payments have commenced, you may make one transfer per year without the consent of the Company, and the Fixed Account is not available under variable payment options. All transfers are subject to the requirement that the amount of Contract Value transferred be at least $25 (or, if less, the amount of Contract Value held in the sub-account from which the transfer is made) and that, after the transfer is effected, Contract Value be allocated among not more than ten accounts, including the Fixed Account. Transfers will be accomplished at the relative net asset values per share of the particular Eligible Funds next determined after the request is received by the Company's Designated Office.



   Transfers out of the Fixed Account are limited as to timing, frequency and amount.



   We did not design the Contract's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Contract owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.


LOANS

   Under current practice, if a Contract loan installment repayment is not made, interest may continue to be charged on any portion of a defaulted loan balance if we are restricted by law from making a full or partial surrender of the Contract to offset the loan.



PREMIUM TAX CHARGE

   We also reserve the right to deduct from purchase payments, Contract Value, surrenders or annuity income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and annuity income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


SUSPENSION OF PAYMENTS



   Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.


REQUESTS AND ELECTIONS

   We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our designated Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

   Requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:

    . By telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

    .  Through your Registered Representative

    . In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594, or

    .  By fax (515) 457-4301

   All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone.


   A recording of daily unit values is available by calling 1-800-333-2501.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

   The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

      1. Plans qualified under Section 401(a), 401(k), or 403(a) ("Qualified Plans") of the Internal Revenue Code (the "Code"). (At this time, the Contracts are only available on a limited basis to plans qualified under
   Section 401(k). Contracts are not being offered to 401(k) plans unless such plans already own Contracts on participants.);

      2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA. (The Contracts are no longer being offered through TSA Plans that are subject to ERISA.);

      3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"). SARSEPs are only allowed if owned prior to January 1, 1997;

      4. Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). (In some states Roth IRAs are available under this Contract only if you have an existing IRA.)

      5. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

      6. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").


   An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. In addition, because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract. At this time, the Contracts are not being offered to plans qualified under Section 401(k) of the Code unless such plans already own Contracts on participants, and are no longer being offered through TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for 401(k) plans or TSA Plans subject to ERISA. Accordingly, the Contract should NOT be purchased for use with such plans.


   For any tax qualified account (e.g. 401(k) plan or IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.


   A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under the heading "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.


   In the case of certain TSA Plans under Section 403(b)(1) of the Code, IRAs purchased under Section 408(b) of the Code and Roth IRAs under Section 408A of the Code, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

                       FEDERAL INCOME TAX CONSIDERATIONS



   The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.



   When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.



TAXATION OF NON-QUALIFIED CONTRACTS



   Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.



   The following discussion generally applies to Contracts owned by natural persons.



   Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.



   In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.



   Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:



    .  made on or after the taxpayer reaches age 59 1/2;



    .  made on or after the death of an Owner;



    .  attributable to the taxpayer's becoming disabled;



    . made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or



    . under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

   Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.



   Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.



   The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.



   Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.



   Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.



   Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



   Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.



   Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."



TAXATION OF QUALIFIED CONTRACTS



   The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.



   Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2003, $3,000 plus, for Owner's age 50 or older, $500) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 591/2, unless an exception applies. THE CONTRACT HAS BEEN SUBMITTED TO THE INTERNAL REVENUE SERVICE FOR A DETERMINATION AS TO ITS QUALIFICATION AS AN IRA. CONSULT A TAX ADVISER.



   SIMPLE IRA's permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $8,000 for 2003 (as may be increased in future years for cost of living adjustments). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59-1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.



   Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.



   Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.



   Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59-1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.



   Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.



   Loans. IF YOUR QUALIFIED PLAN OR TSA PLAN CONTRACT PERMITS LOANS, THE AMOUNT OF SUCH LOANS, THE REPAYMENT TERMS AND THE TREATMENT OF DEFAULTS ARE SUBJECT TO LIMITATIONS AND RULES UNDER SECTION 72(P) OF THE CODE AND THE REGULATIONS THEREUNDER. THE TERMS OF YOUR LOAN WILL BE GOVERNED BY YOUR LOAN AGREEMENT AND THE REQUIREMENTS OF THE TAX LAW (AND ERISA, WHERE APPLICABLE). FAILURE TO SATISFY THESE REQUIREMENTS WILL RESULT IN ADVERSE TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER PRIOR TO APPLYING FOR A LOAN.

   Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution roles. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.



   Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.



   Taxable "eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, hardship distributions or certain taxable distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions.



   Foreign Tax Credits. To the extent permitted under the federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Eligible Funds to foreign jurisdictions.



POSSIBLE TAX LAW CHANGES



   Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.



   We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.





                             FINANCIAL STATEMENTS



   Financial statements for the Variable Account and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 501 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015.


                           ACCUMULATION UNIT VALUES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                       THE NEW ENGLAND VARIABLE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


   Set forth below are accumulation unit values through December 31, 2002 for each Sub-account of The New England Variable Account.


                               STATE STREET
                                 RESEARCH
                               MONEY MARKET
                               SUB-ACCOUNT
                               ------------
                                 9/29/88*    1/1/89     1/1/90     1/1/91     1/1/92     1/1/93     1/1/94
                                    TO         TO         TO         TO         TO         TO         TO
                                 12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                               ------------ --------- ---------- ---------- ---------- ---------- ----------
Accumulation Unit Value at
 beginning of period..........     1.384        1.408      1.518      1.620      1.697      1.738      1.766
Accumulation Unit Value at
 end of period................     1.408        1.518      1.620      1.697      1.738      1.766      1.811
Numberof Accumulation Units
      outstanding at end of
      period..................   915,605    7,661,069 21,629,006 26,332,938 26,759,532 25,016,975 30,220,356

--------

* Date these Sub-accounts were first available.

                               STATE STREET
                                 RESEARCH
                               MONEY MARKET
                                SUB-ACCOUNT
                               -------------
                                  1/1/95        1/1/96       1/1/97     1/1/98      1/1/99      1/1/00      1/1/01
                                    TO            TO           TO         TO          TO          TO          TO
                                 12/31/95      12/31/96     12/31/97   12/31/98    12/31/99    12/31/00    12/31/01
                               ------------- ------------- ---------- ----------- ---------- ------------ ----------
AccumulationUnit Value at
            beginning of
            period............       1.811         1.889        1.959      2.036       2.114       2.190       2.295
AccumulationUnit Value at end
            of period.........       1.889         1.959        2.036      2.114       2.190       2.295       2.353
Numberof Accumulation Units
      outstanding at end of
      period..................  33,015,018    33,412,517   26,785,902 33,716,959  36,481,209  31,587,553  29,851,477

                                                SALOMON
                                               BROTHERS
                               STATE STREET    STRATEGIC
                                 RESEARCH        BOND
                               MONEY MARKET  OPPORTUNITIES
                                SUB-ACCOUNT   SUB-ACCOUNT
                               ------------- -------------
                                  1/1/02       10/31/94*     1/1/95     1/1/96      1/1/97      1/1/98      1/1/99
                                    TO            TO           TO         TO          TO          TO          TO
                                 12/31/02      12/31/94     12/31/95   12/31/96    12/31/97    12/31/98    12/31/99
                               ------------- ------------- ---------- ----------- ---------- ------------ ----------
Accumulation Unit Value at
 beginning of period..........       2.353         1.000        0.984      1.159       1.307       1.433       1.442
Accumulation Unit Value at
 end of period................       2.355         0.984        1.159      1.307       1.433       1.442       1.443
Number of Accumulation Units
 outstanding at end of period.  29,978,273     1,124,133    6,132,563 15,034,554  23,074,669  24,945,159  20,278,882

                                  SALOMON
                                 BROTHERS                               SALOMON
                                 STRATEGIC                             BROTHERS
                                   BOND                                  U.S.
                               OPPORTUNITIES                          GOVERNMENT
                                SUB-ACCOUNT                           SUB-ACCOUNT
                               -------------                          -----------
                                  1/1/00        1/1/01       1/1/02    10/31/94*    1/1/95      1/1/96      1/1/97
                                    TO            TO           TO         TO          TO          TO          TO
                                 12/31/00      12/31/01     12/31/02   12/31/94    12/31/95    12/31/96    12/31/97
                               ------------- ------------- ---------- ----------- ---------- ------------ ----------
Accumulation Unit Value at
 beginning of period..........       1.443         1.527        1.609      1.000       1.004       1.139       1.161
Accumulation Unit Value at
 end of period................       1.527         1.609        1.740      1.004       1.139       1.161       1.242
Number of Accumulation Units
 outstanding at end of period.  16,337,092    14,811,810   12,769,969    910,020   4,495,184   5,785,148   8,616,135

                                  SALOMON
                                 BROTHERS                                                    STATE STREET
                                   U.S.                                                        RESEARCH
                                GOVERNMENT                                                   BOND INCOME
                                SUB-ACCOUNT                                                  SUB-ACCOUNT
                               -------------                                                 ------------
                                  1/1/98        1/1/99       1/1/00     1/1/01      1/1/02     10/5/88*     1/1/89
                                    TO            TO           TO         TO          TO          TO          TO
                                 12/31/98      12/31/99     12/31/00   12/31/01    12/31/02    12/31/88    12/31/89
                               ------------- ------------- ---------- ----------- ---------- ------------ ----------
Accumulation Unit Value at
 beginning of period..........       1.242         1.319        1.304      1.421       1.496       1.631       1.634
Accumulation Unit Value at
 end of period................       1.319         1.304        1.421      1.496       1.593       1.634       1.810
Number of Accumulation Units
 outstanding at end of period.  12,796,204    10,314,952    8,874,230 10,827,033  14,892,461     299,002   4,287,540

                               STATE STREET
                                 RESEARCH
                                BOND INCOME
                                SUB-ACCOUNT
                               -------------
                                  1/1/90        1/1/91       1/1/92     1/1/93      1/1/94      1/1/95      1/1/96
                                    TO            TO           TO         TO          TO          TO          TO
                                 12/31/90      12/31/91     12/31/92   12/31/93    12/31/94    12/31/95    12/31/96
                               ------------- ------------- ---------- ----------- ---------- ------------ ----------
Accumulation Unit Value at
 beginning of period..........       1.810         1.930        2.247      2.398       2.664       2.540       3.037
Accumulation Unit Value at
 end of period................       1.930         2.247        2.398      2.664       2.540       3.037       3.134
Number of Accumulation Units
 outstanding at end of period.  10,139,527    17,797,335   28,871,719 41,939,487  41,657,182  42,231,987  41,138,874

--------

* Date these Sub-accounts were first available.

                               STATE STREET
                               RESEARCH BOND                                                                MFS TOTAL
                                  INCOME                                                                     RETURN
                                SUB-ACCOUNT                                                               SUB-ACCOUNT**
                               -------------                                                              -------------
                                  1/1/97       1/1/98      1/1/99      1/1/00       1/1/01       1/1/02     9/21/88*
                                    TO           TO          TO          TO           TO           TO          TO
                                 12/31/97     12/31/98    12/31/99    12/31/00     12/31/01     12/31/02    12/31/88
                               ------------- ---------- ------------ ---------- -------------- ---------- -------------
Accumulation Unit Value at
 beginning of period..........       3.134        3.429       3.689       3.622        3.865        4.149       1.042
Accumulation Unit Value at
 end of period................       3.429        3.689       3.622       3.865        4.149        4.439       1.063
Number of Accumulation Units
 outstanding at end of period.  37,260,367   38,630,894  32,707,422  25,348,903   25,107,756   21,965,782     731,349

                                 MFS TOTAL
                                  RETURN
                               SUB-ACCOUNT**
                               -------------
                                  1/1/89       1/1/90      1/1/91      1/1/92       1/1/93       1/1/94      1/1/95
                                    TO           TO          TO          TO           TO           TO          TO
                                 12/31/89     12/31/90    12/31/91    12/31/92     12/31/93     12/31/94    12/31/95
                               ------------- ---------- ------------ ---------- -------------- ---------- -------------
Accumulation Unit Value at
 beginning of period..........       1.063        1.250       1.272       1.508        1.588        1.733       1.691
Accumulation Unit Value at
 end of period................       1.250        1.272       1.508       1.588        1.733        1.691       2.190
Number of Accumulation Units
 outstanding at end of period.   9,179,207   18,099,540  26,478,398  41,588,546   60,696,659   61,961,278  56,145,463

                                 MFS TOTAL
                                  RETURN
                               SUB-ACCOUNT**
                               -------------
                                  1/1/96       1/1/97      1/1/98      1/1/99       1/1/00       1/1/01      1/1/02
                                    TO           TO          TO          TO           TO           TO          TO
                                 12/31/96     12/31/97    12/31/98    12/31/99     12/31/00     12/31/01    12/31/02
                               ------------- ---------- ------------ ---------- -------------- ---------- -------------
Accumulation Unit Value at
 beginning of period..........       2.190        2.485       3.103       3.664        3.975        3.789       3.596
Accumulation Unit Value at
 end of period................       2.485        3.103       3.664       3.975        3.789        3.596       3.357
Number of Accumulation Units
 outstanding at end of period.  52,130,165   48,490,618  42,358,784  37,391,028   30,014,285   24,501,065  19,130,634

                                 BALANCED
                                SUB-ACCOUNT
                               -------------
                                 10/31/94*     1/1/95      1/1/96      1/1/97       1/1/98       1/1/99      1/1/00
                                    TO           TO          TO          TO           TO           TO          TO
                                 12/31/94     12/31/95    12/31/96    12/31/97     12/31/98     12/31/99    12/31/00
                               ------------- ---------- ------------ ---------- -------------- ---------- -------------
Accumulation Unit Value at
 beginning of period..........       1.000        0.997       1.227       1.415        1.622        1.747       1.636
Accumulation Unit Value at
 end of period................       0.997        1.227       1.415       1.622        1.747        1.636       1.583
Number of Accumulation Units
 outstanding at end of period.   1,736,189   10,987,597  20,107,324  28,677,041   30,824,135   27,038,754  19,606,177

                                                        ALGER EQUITY
                                 BALANCED                  GROWTH
                                SUB-ACCOUNT             SUB-ACCOUNT
                               -------------            ------------
                                  1/1/01       1/1/02    10/31/94*     1/1/95       1/1/96       1/1/97      1/1/98
                                    TO           TO          TO          TO           TO           TO          TO
                                 12/31/01     12/31/02    12/31/94    12/31/95     12/31/96     12/31/97    12/31/98
                               ------------- ---------- ------------ ---------- -------------- ---------- -------------
Accumulation Unit Value at
 beginning of period..........       1.583        1.492       1.000       0.956        1.402        1.566       1.941
Accumulation Unit Value at
 end of period................       1.492        1.273       0.956       1.402        1.556        1.941       2.829
Number of Accumulation Units
 outstanding at end of period.  17,247,901   14,361,234   1,857,319  24,163,685   40,025,594   44,518,891  49,255,773

                               ALGER EQUITY                                         ZENITH
                                  GROWTH                                            EQUITY
                                SUB-ACCOUNT                                     SUB-ACCOUNT(1)
                               -------------                                    --------------
                                  1/1/99       1/1/00      1/1/01      1/1/02      9/16/88*      1/1/89      1/1/90
                                    TO           TO          TO          TO           TO           TO          TO
                                 12/31/99     12/31/00    12/31/01    12/31/02     12/31/88     12/31/89    12/31/90
                               ------------- ---------- ------------ ---------- -------------- ---------- -------------
Accumulation Unit Value at
 beginning of period..........       2.829        3.744       3.189       2.767        4.645        4.612       5.950
Accumulation Unit Value at
 end of period................       3.744        3.189       2.767       1.825        4.612        5.950       5.666
Number of Accumulation Units
 outstanding at end of period.  60,072,409   64,809,207  53,583,938  40,343,771      439,393    5,337,778  12,591,788

--------

*  Date these Sub-accounts were first available.


** This Sub-account is only available through Contracts purchased prior to May 1, 1995.

                                 ZENITH
                                 EQUITY
                               SUB-ACCOUNT
                               -----------
                                 1/1/91      1/1/92     1/1/93     1/1/94      1/1/95     1/1/96      1/1/97
                                   TO          TO         TO         TO          TO         TO          TO
                                12/31/91    12/31/92   12/31/93   12/31/94    12/31/95   12/31/96    12/31/97
                               ----------- ---------- ---------- ----------- ---------- ----------- ----------
Accumulation Unit Value at
 beginning of period..........      5.666       8.608      7.978      9.050       8.298     11.300      13.496
Accumulation Unit Value at
 end of period................      8.608       7.978      9.050      8.298      11.300     13.496      16.442
Number of Accumulation Units
 outstanding at end of period. 21,719,884  33,645,983 40,091,665 43,592,961  41,663,900 41,363,155  40,200,592

                                                                                           DAVIS
                                 ZENITH                                                   VENTURE
                                 EQUITY                                                    VALUE
                               SUB-ACCOUNT                                              SUB-ACCOUNT
                               -----------                                              -----------
                                 1/1/98      1/1/99     1/1/00     1/1/01      1/1/02    10/31/94*    1/1/95
                                   TO          TO         TO         TO          TO         TO          TO
                                12/31/98    12/31/99   12/31/00   12/31/01    12/31/02   12/31/94    12/31/95
                               ----------- ---------- ---------- ----------- ---------- ----------- ----------
Accumulation Unit Value at
 beginning of period..........     16.442      21.752     24.831     23.359      19.257      1.000       0.963
Accumulation Unit Value at
 end of period................     21.752      24.831     23.359     19.257      14.832      0.963       1.323
Number of Accumulation Units
 outstanding at end of period. 33,502,039  38,236,116 27,364,614 22,565,710  17,578,438  3,499,719  19,608,688

                                  DAVIS
                                 VENTURE
                                  VALUE
                               SUB-ACCOUNT
                               -----------
                                 1/1/96      1/1/97     1/1/98     1/1/99      1/1/00     1/1/01      1/1/02
                                   TO          TO         TO         TO          TO         TO          TO
                                12/31/96    12/31/97   12/31/98   12/31/99    12/31/00   12/31/01    12/31/02
                               ----------- ---------- ---------- ----------- ---------- ----------- ----------
Accumulation Unit Value at
 beginning of period..........      1.323       1.643      2.163      2.442       2.831      3.059       2.681
Accumulation Unit Value at
 end of period................      1.643       2.163      2.442      2.831       3.059      2.681       2.212
Number of Accumulation Units
 outstanding at end of period. 34,997,024  53,997,107 58,765,470 57,370,889  59,644,558 54,077,372  43,784,343

                                 HARRIS
                                 OAKMARK
                                 FOCUSED
                                  VALUE
                               SUB-ACCOUNT
                               -----------
                                10/1/93*     1/1/94     1/1/95     1/1/96      1/1/97     1/1/98      1/1/99
                                   TO          TO         TO         TO          TO         TO          TO
                                12/31/93    12/31/94   12/31/95   12/31/96    12/31/97   12/31/98    12/31/99
                               ----------- ---------- ---------- ----------- ---------- ----------- ----------
Accumulation Unit Value at
 beginning of period..........      1.125       1.137      1.119      1.439       1.669      1.932       1.802
Accumulation Unit Value at
 end of period................      1.137       1.119      1.439      1.669       1.932      1.802       1.784
Number of Accumulation Units
 outstanding at end of period.  4,515,611  15,572,344 19,773,057 24,345,379  24,035,279 21,347,155  17,151,815

                                 HARRIS
                                 OAKMARK                           LOOMIS
                                 FOCUSED                           SAYLES
                                  VALUE                           SMALL CAP
                               SUB-ACCOUNT                       SUB-ACCOUNT
                               -----------                       -----------
                                 1/1/00      1/1/01     1/1/02     5/2/94*     1/1/95     1/1/96      1/1/97
                                   TO          TO         TO         TO          TO         TO          TO
                                12/31/00    12/31/01   12/31/02   12/31/94    12/31/95   12/31/96    12/31/97
                               ----------- ---------- ---------- ----------- ---------- ----------- ----------
Accumulation Unit Value at
 beginning of period..........      1.784       2.120      2.673      1.000       0.959      1.219       1.572
Accumulation Unit Value at
 end of period................      2.120       2.673      2.404      0.959       1.219      1.572       1.936
Number of Accumulation Units
 outstanding at end of period. 15,593,693  23,265,733 22,307,958  2,988,971  13,533,326 26,307,748  39,442,109

                                 LOOMIS                                                     MFS
                                 SAYLES                                                  INVESTORS
                                SMALL CAP                                                  TRUST
                               SUB-ACCOUNT                                              SUB-ACCOUNT
                               -----------                                              -----------
                                 1/1/98      1/1/99     1/1/00     1/1/01      1/1/02     7/2/01*     1/1/02
                                   TO          TO         TO         TO          TO         TO          TO
                                12/31/98    12/31/99   12/31/00   12/31/01    12/31/02   12/31/01    12/31/02
                               ----------- ---------- ---------- ----------- ---------- ----------- ----------
Accumulation Unit Value at
 beginning of period..........      1.936       1.878      2.441      2.535       2.280      0.898       0.833
Accumulation Unit Value at
 end of period................      1.878       2.441      2.535      2.280       1.764      0.833       0.656
Number of Accumulation Units
 outstanding at end of period. 40,318,239  32,700,400 39,281,394 31,036,981  24,037,246    311,202     743,289

--------

*  Date these Sub-accounts were first available.

                                    MFS                       FI
                                 RESEARCH                 STRUCTURED
                                 MANAGERS                   EQUITY
                                SUB-ACCOUNT              SUB-ACCOUNT
                               -------------            --------------
                                  7/2/01*      1/1/02      10/1/93*      1/1/94     1/1/95       1/1/96       1/1/97
                                    TO           TO           TO           TO         TO           TO           TO
                                 12/31/01     12/31/02     12/31/93     12/31/94   12/31/95     12/31/96     12/31/97
                               ------------- ---------- -------------- ---------- ----------- ------------ ------------
Accumulation Unit Value at
 beginning of period..........       0.980        0.880        1.105        1.132      1.103        1.486        1.731
Accumulation Unit Value at
 end of period................       0.880        0.659        1.132        1.103      1.486        1.731        2.279
Number of Accumulation Units
 outstanding at end of period.     129,693      437,219    3,359,317   16,092,325 21,168,965   26,104,465   30,306,103

                                    FI                                                          METLIFE
                                STRUCTURED                                                    STOCK INDEX
                                  EQUITY                                                      SUB-ACCOUNT
                                SUB-ACCOUNT                                                   CLASS A**(2)
                               -------------                                                  ------------
                                  1/1/98       1/1/99       1/1/00       1/1/01     1/1/02      8/1/92*       1/1/93
                                    TO           TO           TO           TO         TO           TO           TO
                                 12/31/98     12/31/99     12/31/00     12/31/01   12/31/02     12/31/92     12/31/93
                               ------------- ---------- -------------- ---------- ----------- ------------ ------------
Accumulation Unit Value at
 beginning of period..........       2.279        2.799        3.019        2.825      2.399        1.592        1.644
Accumulation Unit Value at
 end of period................       2.799        3.019        2.825        2.399      1.906        1.644        1.780
Number of Accumulation Units
 outstanding at end of period.  35,514,558   35,663,197   29,466,287   23,927,806 17,850,173   21,583,607   11,017,884

                                  METLIFE
                                STOCK INDEX
                                SUB-ACCOUNT
                                  CLASS A
                               -------------
                                  1/1/94       1/1/95       1/1/96       1/1/97     1/1/98       1/1/99       1/1/00
                                    TO           TO           TO           TO         TO           TO           TO
                                 12/31/94     12/31/95     12/31/96     12/31/97   12/31/98     12/31/99     12/31/00
                               ------------- ---------- -------------- ---------- ----------- ------------ ------------
Accumulation Unit Value at
 beginning of period..........       1.780        1.775        2.398        2.898      3.788        4.781        5.678
Accumulation Unit Value at
 end of period................       1.775        2.398        2.898        3.788      4.781        5.678        5.096
Number of Accumulation Units
 outstanding at end of period.  14,282,355   15,539,609   15,623,253   15,874,978 15,292,906   15,111,062   13,740,976

                                  METLIFE                   PUTNAM
                                STOCK INDEX             INTERNATIONAL
                                SUB-ACCOUNT                 STOCK
                                  CLASS A               SUB-ACCOUNT(3)
                               -------------            --------------
                                  1/1/01       1/1/02     10/31/94*      1/1/95     1/1/96       1/1/97       1/1/98
                                    TO           TO           TO           TO         TO           TO           TO
                                 12/31/01     12/31/02     12/31/94     12/31/95   12/31/96     12/31/97     12/31/98
                               ------------- ---------- -------------- ---------- ----------- ------------ ------------
Accumulation Unit Value at
 beginning of period..........       5.096        3.682        1.179        1.207      1.265        1.331        1.296
Accumulation Unit Value at
 end of period................       3.682        2.822        1.207        1.265      1.331        1.296        1.371
Number of Accumulation Units
 outstanding at end of period.  14,020,250   11,436,136    2,473,991    9,383,114 13,845,613   14,635,944   13,860,555

                                  PUTNAM
                               INTERNATIONAL                                      MET/PUTNAM
                                   STOCK                                            VOYAGER                VIP OVERSEAS
                                SUB-ACCOUNT                                       SUB-ACCOUNT              SUB-ACCOUNT
                               -------------                                      -----------              ------------
                                  1/1/99       1/1/00       1/1/01       1/1/02     1/22/01      1/1/02      10/1/93*
                                    TO           TO           TO           TO         TO           TO           TO
                                 12/31/99     12/31/00     12/31/01     12/31/02   12/31/01     12/31/02     12/31/93
                               ------------- ---------- -------------- ---------- ----------- ------------ ------------
Accumulation Unit Value at
 beginning of period..........       1.371        1.686        1.494        1.170      0.753        0.494        1.458
Accumulation Unit Value at
 end of period................       1.686        1.494        1.170        0.953      0.494        0.346        1.532
Number of Accumulation Units
 outstanding at end of period.  12,308,176   13,507,918   12,484,035   11,478,963  2,569,263    2,363,367   10,878,551

                               VIP OVERSEAS
                                SUB-ACCOUNT
                               -------------
                                  1/1/94       1/1/95       1/1/96       1/1/97     1/1/98       1/1/99       1/1/00
                                    TO           TO           TO           TO         TO           TO           TO
                                 12/31/94     12/31/95     12/31/96     12/31/97   12/31/98     12/31/99     12/31/00
                               ------------- ---------- -------------- ---------- ----------- ------------ ------------
Accumulation Unit Value at
 beginning of period..........       1.532        1.538        1.664        1.859      2.046        2.276        3.202
Accumulation Unit Value at
 end of period................       1.538        1.664        1.859        2.046      2.276        3.202        2.556
Number of Accumulation Units
 outstanding at end of period.  43,034,544   41,273,183   44,846,316   45,289,247 40,546,153   36,251,177   33,830,970

--------

*  Date these Sub-accounts were first available.


** Met Life Stock Index Portfolio Class A is only available through Contracts purchased prior to May 1, 1995.

                                                          VIP EQUITY-
                                VIP OVERSEAS                 INCOME
                                SUB-ACCOUNT               SUB-ACCOUNT
                               --------------             ------------
                                   1/1/01       1/1/02      10/1/93*     1/1/94       1/1/95      1/1/96      1/1/97
                                     TO           TO           TO          TO           TO          TO          TO
                                  12/31/01     12/31/02     12/31/93    12/31/94     12/31/95    12/31/96    12/31/97
                               -------------- ----------- ------------ ----------- ------------ ----------- -----------
Accumulation Unit Value at
 beginning of period..........        2.556        1.987        1.980       1.992        2.104       2.804       3.162
Accumulation Unit Value at
 end of period................        1.987        1.563        1.992       2.104        2.804       3.162       3.996
Number of Accumulation Units
 outstanding at end of period.   26,663,772   21,187,687    5,649,743  25,852,849   38,010,655  44,037,798  45,104,192

                                                                                                  LEHMAN
                                                                                                 BROTHERS
                                VIP EQUITY-                                                      AGGREGATE
                                   INCOME                                                       BOND INDEX
                                SUB-ACCOUNT                                                     SUB-ACCOUNT
                               --------------                                                   -----------
                                   1/1/98       1/1/99       1/1/00      1/1/01       1/1/02     01/22/01*    1/1/02
                                     TO           TO           TO          TO           TO          TO          TO
                                  12/31/98     12/31/99     12/31/00    12/31/01     12/31/02    12/31/01    12/31/02
                               -------------- ----------- ------------ ----------- ------------ ----------- -----------
Accumulation Unit Value at
 beginning of period..........        3.996        4.401        4.617       4.939        4.631       1.077       1.131
Accumulation Unit Value at
 end of period................        4.401        4.617        4.939       4.631        3.794       1.131       1.226
Number of Accumulation Units
 outstanding at end of period.   42,926,506   37,676,846   28,617,928  24,545,075   19,947,966   2,019,440   5,543,843

                                                                                   STATE STREET
                                   JANUS                    METLIFE                  RESEARCH
                                 AGGRESSIVE               STOCK INDEX               INVESTMENT                 JANUS
                                   GROWTH                 SUB-ACCOUNT                 TRUST                   MID CAP
                               SUB-ACCOUNT(4)              CLASS B**               SUB-ACCOUNT              SUB-ACCOUNT
                               --------------             ------------             ------------             -----------
                                 05/01/01*      1/1/02     01/22/01*     1/1/02     05/01/01*     1/1/02     01/22/01*
                                     TO           TO           TO          TO           TO          TO          TO
                                  12/31/01     12/31/02     12/31/01    12/31/02     12/31/01    12/31/02    12/31/01
                               -------------- ----------- ------------ ----------- ------------ ----------- -----------
Accumulation Unit Value
 at beginning of period.......            1        0.775        4.150       3.528        7.438       6.526       2.599
Accumulation Unit Value
 at end of period.............        0.775        0.529        3.528       2.697        6.526       4.746       1.552
Number of Accumulation
 Units outstanding at end of
 period.......................      344,674      566,433      268,034     603,435       31,594      39,946   1,630,351

                                                                        NEUBERGER                FRANKLIN
                                                METLIFE                  BERMAN                  TEMPLETON
                                   JANUS        MID CAP                  MID CAP                 SMALL CAP
                                  MID CAP     STOCK INDEX                 VALUE                   GROWTH
                                SUB-ACCOUNT   SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
                               -------------- -----------              -----------              -----------
                                   1/1/02      01/22/01*     1/1/02     05/01/01*     1/1/02     05/01/01*    1/1/02
                                     TO           TO           TO          TO           TO          TO          TO
                                  12/31/02     12/31/01     12/31/02    12/31/01     12/31/02    12/31/01    12/31/02
                               -------------- ----------- ------------ ----------- ------------ ----------- -----------
Accumulation Unit Value
 at beginning of period.......        1.552        1.036        1.031       1.478        1.503           1       0.880
Accumulation Unit Value
 at end of period.............        1.085        1.031        0.863       1.503        1.336       0.880       0.625
Number of Accumulation
 Units outstanding at end of
 period.......................    1,138,071    1,448,527    2,232,301     245,461    2,012,000     609,228   1,263,448

                                                          STATE STREET                MORGAN                LORD ABBETT
                                  RUSSELL                   RESEARCH                 STANLEY                   BOND
                                 2000 INDEX                  AURORA                 EAFE/INDEX               DEBENTURE
                                SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
                               --------------             ------------             ------------             -----------
                                 01/22/01*      1/1/02     01/22/01*     1/1/02     01/22/01*     1/1/02     05/01/01*
                                     TO           TO           TO          TO           TO          TO          TO
                                  12/31/01     12/31/02     12/31/01    12/31/02     12/31/01    12/31/02    12/31/01
                               -------------- ----------- ------------ ----------- ------------ ----------- -----------
Accumulation Unit Value
 at beginning of period.......        1.203        1.186        1.234       1.401        1.102       0.853       1.389
Accumulation Unit Value at
 end of period................        1.186        0.929        1.401       1.087        0.853       0.700       1.375
Number of Accumulation
 Units outstanding at end of
 period.......................    1,046,199    1,956,327   11,264,904  13,358,433      641,779   1,349,943     199,974

--------

*  Date these Sub-accounts were first available.


** The MetLife Stock Index Sub-account--Class B Portfolio is only available to
   Contracts purchased on or after May 1, 1995.


                                LORD ABBETT                                T. ROWE PRICE
                                    BOND          PIMCO                       MID-CAP                     PIMCO
                                 DEBENTURE        TOTAL                       GROWTH                    INNOVATION
                                SUB-ACCOUNT      RETURN                     SUB-ACCOUNT                SUB-ACCOUNT
                               -------------- -------------                -------------               ------------
                                   1/1/02       05/01/01*       1/1/02       05/01/01*      1/1/02
                                     TO            TO             TO            TO            TO       05/01/01* TO
                                  12/31/02      12/31/01       12/31/02      12/31/01      12/31/02      12/31/01
                               -------------- ------------- -------------- ------------- ------------- ------------
Accumulation Unit Value
 at beginning of period.......       1.375          1.001          1.054        0.981          0.824       0.823
Accumulation Unit Value at
 end of period................       1.349          1.054          1.137        0.824          0.455       0.610
Number of Accumulation
 Units outstanding at end of
 period.......................     841,031      1,887,995     12,468,313      822,978      1,945,971     176,284


                                    MFS                        AMERICAN                    AMERICAN
                                  RESEARCH                   FUNDS GROWTH                FUNDS GROWTH-
                               INTERNATIONAL                     FUND                       INCOME
                                SUB-ACCOUNT                  SUB-ACCOUNT                  SUB-ACCOUNT
                               --------------               --------------               -------------
                                 05/01/01*       1/1/02       05/01/01*       1/1/02       05/01/01*      1/1/02
                                     TO            TO             TO            TO            TO            TO
                                  12/31/01      12/31/02       12/31/01      12/31/02      12/31/01      12/31/02
                               -------------- ------------- -------------- ------------- ------------- ------------
Accumulation Unit Value at
 beginning of period..........       0.972          0.848         13.039       11.078          8.544       8.240
Accumulation Unit Value at
 end of period................       0.848          0.738         11.078        8.236          8.240       6.622
Number of Accumulation
 Units outstanding at end of
 period.......................     262,000        481,522        261,891      986,402        315,481     999,190

                                  AMERICAN                                    HARRIS                     MET/AIM
                                FUNDS GLOBAL       FI        STATE STREET     OAKMARK       HARRIS       MID CAP
                                   SMALL         MID CAP    RESEARCH LARGE   LARGE CAP      OAKMARK        CORE
                               CAPITALIZATION OPPORTUNITIES   CAP VALUE        VALUE     INTERNATIONAL    EQUITY
                                SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                               -------------- ------------- -------------- ------------- ------------- ------------
                                   1/1/02        5/1/02*       5/1/02*        5/1/02*       5/1/02*      5/1/02*
                                     TO            TO             TO            TO            TO            TO
                                  12/31/02      12/31/02       12/31/02      12/31/02      12/31/02      12/31/02
                               -------------- ------------- -------------- ------------- ------------- ------------
Accumulation Unit Value at
 beginning of period..........       1.345          1.000          1.000        1.186          1.060       1.140
Accumulation Unit Value at
 end of period................       1.071          0.811          0.793        0.973          0.884       0.967
Number of Accumulation
 Units outstanding at end of
 period.......................   1,031,114        163,429         73,924      793,465          8,900     418,397








                                   1/1/02
                                     TO
                                  12/31/02
                               --------------
Accumulation Unit Value
 at beginning of period.......      0.610
Accumulation Unit Value at
 end of period................      0.296
Number of Accumulation
 Units outstanding at end of
 period.......................    314,143

                                  AMERICAN
                                FUNDS GLOBAL
                                   SMALL
                               CAPITALIZATION
                                SUB-ACCOUNT
                               --------------
                                 05/01/01*
                                     TO
                                  12/31/01
                               --------------
Accumulation Unit Value at
 beginning of period..........      1.479
Accumulation Unit Value at
 end of period................      1.345
Number of Accumulation
 Units outstanding at end of
 period.......................    284,714


                                  MET/AIM
                                 SMALL CAP
                                   GROWTH
                                SUB-ACCOUNT
                               --------------
                                  5/1/02*
                                     TO
                                  12/31/02
                               --------------
Accumulation Unit Value at
 beginning of period..........      1.122
Accumulation Unit Value at
 end of period................      0.848
Number of Accumulation
 Units outstanding at end of
 period.......................    556,582



--------
*   Date these Sub-accounts were first available.

(1) Previously, the Capital Growth Sub-account. Effective May 1, 2002, the Zenith Equity Portfolio of the New England Zenith Fund changed its investment objective and policies and became a "fund of funds" that invests equally in three other series of the Zenith Fund. On or about April 28, 2003, these series of the Zenith Fund were reorganized into newly established portfolios of the Metropolitan Fund. In addition, Capital Growth Management Limited Partnership ("CGM") ceased to be the subadviser to the Zenith Equity Series on May 1, 2002.


(2) Previously, the Westpeak Stock Index Sub-account. On April 27, 2001, the MetLife Stock Index Portfolio--Class A (which commenced operations on May 1, 1990) was substituted for the WestPeak Stock Index Series, which is no longer available for investment under the Contract. Information for dates on or before April 27, 2001 reflects the performance of the Westpeak Stock Index Series since its inception on May 1, 1987. The MetLife Stock Index--Class A Sub-Account is only available to Contract Owners who purchased Contracts prior to May 1, 1995.


(3) Previously, the Morgan Stanley International Magnum Equity Sub-account. On December 1, 2002, the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund, which is no longer available for investment under the Contract. The information shown for the periods prior to December 1, 2002 represents the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.


(4) Previously, the Janus Growth Sub-account. On or about April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Portfolio is based on the May 1, 2001 inception of the Janus Growth Portfolio, and reflects the performance of the Janus Growth Portfolio through the date of the merger.




   Information on units and unit values is useful because they affect the calculation of Contract Values. The value of a Contract is determined by multiplying the number of Accumulation Units in each sub-account credited to the Contract by the Accumulation Unit Value of the sub-account. The Accumulation Unit Value of a sub-account depends in part on the net investment experience of the Eligible Fund in which it invests. See "Contract Value and Accumulation Unit Value" for more information.

                                  PREMIUM TAX

   Premium tax rates are subject to change. At present the Company pays premium taxes in the following jurisdictions at the rates shown.

                         CONTRACTS USED WITH TAX
          JURISDICTION  QUALIFIED RETIREMENT PLANS ALL OTHER CONTRACTS
          ------------  -------------------------- -------------------
          California...            0.50%*                 2.35%
          Maine........              --                   2.00%
          Nevada.......              --                   3.50%
          Puerto Rico..            1.00%                  1.00%
          South Dakota.              --                   1.25%
          West Virginia            1.00%                  1.00%
          Wyoming......              --                   1.00%

--------
* Contracts sold to (S)408(a) IRA Trusts are taxed at 2.35%.

   See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect the Contracts.

                               TABLE OF CONTENTS


                                      OF


                      STATEMENT OF ADDITIONAL INFORMATION



                                                                    PAGE
                                                                    -----
       HISTORY.....................................................  II-3
       SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS.  II-3
       PERFORMANCE COMPARISONS.....................................  II-3
       INVESTMENT ADVICE...........................................  II-3
       CALCULATION OF PERFORMANCE DATA.............................  II-5
       CALCULATION OF YIELDS....................................... II-20
       NET INVESTMENT FACTOR....................................... II-22
       ANNUITY PAYMENTS............................................ II-22
       HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS........ II-23
       HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS.......... II-24
       TAX STATUS OF THE CONTRACTS................................. II-25
       EXPERTS..................................................... II-25
       LEGAL MATTERS............................................... II-26
       APPENDIX A.................................................. II-27
       FINANCIAL STATEMENTS FOR THE NEW ENGLAND VARIABLE ACCOUNT...  FF-1
       FINANCIAL STATEMENTS FOR METROPOLITAN LIFE INSURANCE COMPANY   F-1



   If you would like a copy of the Statement of Additional Information, please complete the request form below and mail to:



   New England Securities Corporation


   501 Boylston Street


   Boston, Massachusetts 02116



             Please send a copy of the Statement of Additional Information for The New England Variable Account (Zenith Accumulator) to:



                        --------------------------------
                        Name

                        --------------------------------
                        Street

                        --------------------------------
                        City         State           Zip

                       THE NEW ENGLAND VARIABLE ACCOUNT

                              ZENITH ACCUMULATOR

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  MAY 1, 2003



   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 1999 (as annually supplemented) and should be read in conjunction therewith. A copy of the Prospectus dated April 30, 1999, the supplement dated May 1, 2003, and any previous supplements may be obtained by writing to New England Securities Corporation ("New England Securities") 501 Boylston Street, Boston, Massachusetts 02116.





VA-410-03

                               TABLE OF CONTENTS


                                                                    PAGE
                                                                    -----
       HISTORY.....................................................  II-3
       SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS.  II-3
       PERFORMANCE COMPARISONS.....................................  II-3
       INVESTMENT ADVICE...........................................  II-3
       CALCULATION OF PERFORMANCE DATA.............................  II-5
       CALCULATION OF YIELDS....................................... II-20
       NET INVESTMENT FACTOR....................................... II-22
       ANNUITY PAYMENTS............................................ II-22
       HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS........ II-23
       HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS.......... II-24
       TAX STATUS OF THE CONTRACTS................................. II-25
       EXPERTS..................................................... II-25
       LEGAL MATTERS............................................... II-26
       APPENDIX A.................................................. II-27
       FINANCIAL STATEMENTS FOR THE NEW ENGLAND VARIABLE ACCOUNT...  FF-1
       FINANCIAL STATEMENTS FOR METROPOLITAN LIFE INSURANCE COMPANY   F-1

                                    HISTORY

   The New England Variable Account (the "Variable Account") is a separate account of Metropolitan Life Insurance Company (the "Company"). The Variable Account was originally a separate account of New England Mutual Life Insurance Company, and became a separate account of the Company when New England Mutual Life Insurance Company merged with and into the Company on August 30, 1996. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.

          SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS


   Auditors. Deloitte & Touche LLP, located at 201 East Kennedy Boulevard, Tampa, Florida 33602, conducts an annual audit of the Variable Account's financial statements.





   Principal Underwriter. New England Securities Corporation ("New England Securities"), an indirect subsidiary of the Company, serves as principal underwriter for the Variable Account pursuant to a distribution agreement with the Company. The Contracts are offered continuously and are sold by NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities. Contracts also may be sold by registered representatives of broker-dealers that have selling agreements with New England Securities. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives involved in selling Contracts. For the years ended December 31, 2000, 2001 and 2002 the Company paid commissions in the amount of $1,611,359, $1,005,853 and $651,140 respectively.


                            PERFORMANCE COMPARISONS

   Articles and releases, developed by the Company, the Eligible Funds (as defined in the Prospectus) and other parties, about the Variable Account or the Eligible Funds regarding performance, rankings, statistics and analyses of the Variable Account's, the individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in publications, including, but not limited to, those publications listed in Appendix A to this Statement of Additional Information. In particular, some or all of these publications may publish their own rankings or performance reviews including the Variable Account or the Eligible Funds. References to or reprints of such articles may be used in the Company's promotional literature. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The references may allude to or include excerpts from articles appearing in the media.

   The advertising and sales literature of the Contract and the Variable Account may refer to historical, current and prospective economic trends and may include historical and current performance and total returns of investment alternatives.

   In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Contract Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.




                               INVESTMENT ADVICE





   The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the Advisers to the Metropolitan Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the subadviser of a Portfolio with a new subadviser. A number of subadviser changes have been made with respect to the Portfolios in which the Variable Account invests.



   MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment Adviser to the Portfolios of the Metropolitan Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment Adviser for all Portfolios of the Metropolitan Fund.



   MetLife Advisers was also the investment Adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Metropolitan Fund. MetLife Advisers had been the Adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently known as the State Street Research Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently known as the State Street Research Bond Income Portfolio), the Westpeak Value Growth Series (formerly, the Westpeak Growth and Income Series and currently known as the FI Structured Equity Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently known as the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the Adviser on May 1, 1995; in the case of the Capital Growth Series (now, the Zenith Equity Portfolio), MetLife Advisers became the Adviser on May 1, 2001.



   Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment Manager (i.e., the investment Adviser) for the Portfolios of the Met Investors Series Trust on February 12, 2001.



   The following is the subadviser history of the Metropolitan Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:



   The subadviser to the FI Structured Equity Portfolio (formerly, the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the subadviser. The subadviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) and the State Street Research Bond Income Portfolio (formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the subadviser. The subadviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the subadviser. The subadviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the subadviser; Harris Associates L.P. became the subadviser on May 1, 2000. The subadviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the subadviser. The Westpeak Stock Index Series' (which was replaced by the MetLife Stock Index Portfolio Class A on April 27, 2001, and was formerly known as the Stock Index Series) subadviser was Back Bay Advisors L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the subadviser.



   Prior to May 1, 2002, Capital Growth Management Limited Partnership was the subadviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the subadviser to the Zenith Equity Portfolio and at that time, Zenith Equity Portfolio became a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Fund: the FI Structured Equity Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The subadvisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.

   The following is the subadviser history of the remaining Metropolitan Fund
Portfolios:



   Metropolitan Life Insurance Company became the subadviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. The Putnam International Stock Portfolio's (formerly, the Santander International Stock Portfolio) subadvisor was Santander Global Advisors, Inc. until January 24, 2000, when Putnam Investment Management, LLC became the subadviser. The Morgan Stanley International Magnum Equity Series' (which was replaced by the Putnam International Stock Index Portfolio on December 1, 2000, and was formerly known as the Dracott International Equity Series) subadviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Asset Management Inc. became the subadviser.



   The following is the Adviser (i.e., the "subadviser") history of the Met Investors Series Trust:



   The subadviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until January 1, 2003, when T. Rowe Price Associates, Inc. became the subadviser. The subadviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until December 31, 2002 and Harris Associates L.P. became the subadviser effective January 1, 2003.




                        CALCULATION OF PERFORMANCE DATA

                          AVERAGE ANNUAL TOTAL RETURN


   The tables below illustrate hypothetical Average Annual Total Returns for each Sub-Account for the periods shown, based on the actual investment experience of the Sub-Accounts, the Metropolitan Fund, the Met Investors Series Trust, the American Funds Insurance Series and the Variable Insurance Products Fund during those periods. The tables do not represent what may happen in the future.


   The Variable Account was not established until July, 1987. The Contracts were not available until September, 1988.


   The following Portfolios of the Metropolitan Fund commenced operations as series of the Zenith Fund as follows. Zenith Equity Portfolio, State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio commenced operations on August 26, 1983. The MFS Total Return Portfolio commenced operations on May 1, 1987 and is only available through Contracts purchased prior to May 1, 1995. The FI Structured Equity Portfolio (formerly, the Westpeak Growth and Income Series), and the Harris Oakmark Focused Value Portfolio (formerly the Harris Oakmark Mid Cap Value Series) commenced operations on April 30, 1993. The Loomis Sayles Small Cap Portfolio commenced operations on May 2, 1994. The MFS Investors Trust Portfolio and the MFS Research Managers Portfolio commenced operations on April 30, 1999. The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, Balanced Portfolio, Alger Equity Growth Portfolio and Davis Venture Value Portfolio commenced operations on October 31, 1994. The FI Mid Cap Opportunities Portfolio commenced operations on May 1, 2002.



   The following Portfolios of the Metropolitan Fund commenced operations as follows: Met/Putnam Voyager Portfolio, May 1, 2000; Janus Mid Cap Portfolio, March 3, 1997; Lehman Brothers Aggregate Bond Index Portfolio, Harris Oakmark Large Cap Value Portfolio, Neuberger Berman Partners Mid Cap Value Portfolio, Morgan Stanley EAFE Index Portfolio, and Russell 2000 Index Portfolio, November 9, 1998. On December 1, 2000, the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series of the Zenith Fund, which is no longer available for investment under the Contract. The Morgan Stanley International Magnum Equity Series commenced operations on October 31, 1994. Performance figures for dates prior to December 1, 2000 reflect performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994. MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Portfolio, July 5, 2000; Janus Growth Portfolio and Franklin Templeton Small Cap

Growth Portfolio, May 1, 2001. The MetLife Stock Index Portfolio--Class B, commenced operations on May 1, 1990 and is only available to Contracts purchased on or after May 1, 1995. MetLife Stock Index Portfolio--Class A commenced operations on May 1, 1987, and is only available to Contracts purchased prior to May 1, 1995. On April 27, 2001, the MetLife Stock Index Portfolio--Class A was substituted for the Westpeak Stock Index Series of the Zenith Fund, which is no longer available for investment under the Contract. The Westpeak Stock Index Series commenced operations on May 1, 1987. Performance figures for dates on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series. The State Street Research Large Cap Value Portfolio commenced operations on May 1, 2002. The Harris Oakmark Large Cap Value Portfolio commenced operations on November 9, 1998. The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available.



   The following Portfolios of the Met Investors Series Trust commenced operations as follows: Lord Abbett Bond Debenture Portfolio, May 1, 1996; and PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) and MFS Research International Portfolio, February 12, 2001; and Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio and Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio), October 9, 2001. On or about April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Series. The Portfolio inception date used in the following examples of Fund Total Return Adjusted for Contract Charges is that of the Janus Growth Portfolio, May 1, 2001.


   The following Funds of American Funds Insurance Series commenced operations as follows: American Funds Growth-Income Fund, February 8, 1984; American Funds Growth Fund, February 8, 1984; and American Funds Global Small Capitalization Fund, April 30, 1998.

   The VIP Equity Income Portfolio commenced operations on October 9, 1986, and the VIP Overseas Portfolio commenced operations on January 28, 1987.

   We base calculations of Average Annual Total Return on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown.


The Average Annual Total Return is related to Surrender Value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each Sub-Account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The total number of Units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 2001 to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and by a factor that reflects the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 2002 to arrive at the Surrender Value. The Average Annual Total Return is the annual compounded rate of return which would produce the Surrender Value on December 31, 2002. In other words, the Average Annual Total Return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the Surrender Value at the end of the period. The Accumulation Unit Values used for this purpose reflect an average per unit charge for the $30 Administration Contract charge. Based on actual distribution of Contract sizes, we have assumed the average per unit Administration Contract charge to be 0.087%. The Average Annual Total Returns assume that no premium tax charge has been deducted.



   Sub-Account Average Annual Total Return, which is calculated in accordance with the SEC standardized formula, uses the inception date of the Sub-Account through which the Eligible Fund shown is available. Eligible Fund Total Return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund shown, and therefore may reflect periods prior to the availability of the corresponding Sub-Account under the Contract. For non-standard performance, if there is a partial year included in the reporting period, we reflect only a pro rata portion of the average per unit Administration Contract charge factor for that partial year. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.



   Certain portfolios of the Metropolitan Fund and Met Investors Series have been managed by different investment advisers or investment subadvisers. Accordingly, the performance shown below may reflect, for some of the periods described, the management of previous advisers or subadvisers. For prior subadvisory history see "INVESTMENT ADVICE" on page II-3.



                    SUB-ACCOUNT AVERAGE ANNUAL TOTAL RETURN



   For purchase payment allocated to the State Street Research Money Market Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -5.88%
              5 Years.....................................  2.01%
              10 Years....................................  2.90%
              Since Inception of the Sub-Account (9/29/88)  3.70%



   For purchase payment allocated to the State Street Research Bond Income Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
               1 Year...................................... 0.65%
               5 Years..................................... 4.34%
               10 Years.................................... 6.16%
               Since Inception of the Sub-Account (10/5/88) 7.19%



   For purchase payment allocated to the Salomon Brothers Strategic Bond Opportunities Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year....................................... 1.73%
              5 Years...................................... 3.02%
              Since Inception of the Sub-Account (10/31/94) 6.68%



   For purchase payment allocated to the Salomon Brothers U.S. Government Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year....................................... 0.18%
              5 Years...................................... 4.14%
              Since Inception of the Sub-Account (10/31/94) 5.53%



   For purchase payment allocated to the MFS Total Return Sub-Account*



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -12.19%
              5 Years.....................................   0.66%
              10 years....................................   7.58%
              Since Inception of the Sub-Account (9/21/88)   8.44%


--------

* The MFS Total Return Sub-Account is only available through Contracts purchased prior to May 1, 1995.

   For purchase payment allocated to the Balanced Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
             1 Year....................................... -19.76%
             5 Years...................................... - 5.60%
             Since Inception of the Sub-Account (10/31/94)   2.67%



   For purchase payment allocated to the Alger Equity Growth Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
             1 Year....................................... -37.98%
             5 Years...................................... - 2.12%
             Since Inception of the Sub-Account (10/31/94)   7.30%



   For purchase payment allocated to the Zenith Equity Sub-Account(1)


   (previously the Capital Growth Sub-Account)



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -27.55%
              5 Years.....................................  -2.93%
              10 years....................................   6.21%
              Since Inception of the Sub-Account (9/16/88)   8.36%



   For purchase payment allocated to the Davis Venture Value Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
             1 Year....................................... -22.39%
             5 Years......................................  -0.47%
             Since Inception of the Sub-Account (10/31/94)   9.86%



   For purchase payment allocated to the Harris Oakmark Focused Value
Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -15.39%
              5 Years.....................................   3.51%
              Since Inception of the Sub-Account (10/1/93)   8.35%



   For purchase payment allocated to the Loomis Sayles Small Cap Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -27.20%
              5 Years....................................  -2.74%
              Since Inception of the Sub-Account (5/2/94)   6.45%



   For purchase payment allocated to the MFS Investors Trust Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -25.95%
              Since Inception of the Sub-Account (7/2/01) -22.00%



   For purchase payment allocated to the MFS Research Managers Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -29.58%
              Since Inception of the Sub-Account (7/2/01) -26.17%

   For purchase payment allocated to the FI Structured Equity Series Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -25.26%
              5 Years..................................... - 4.39%
              Since Inception of the Sub-Account (10/1/93)   5.87%



   For purchase payment allocated to the Met/Putnam Voyager Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -34.03%
              Since Inception of the Sub-Account (1/22/01) -34.95%



   For purchase payment allocated to the Putnam International Stock
Sub-Account(2)


   (previously the Morgan Stanley International Magnum Equity Sub-Account)



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
             1 Year....................................... -23.43%
             5 Years...................................... - 6.83%
             Since Inception of the Sub-Account (10/31/94) - 2.88%



   For purchase payment allocated to the Lehman Brothers Aggregate Bond Index Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
               1 Year...................................... 2.03%
               Since Inception of the Sub-Account (1/22/01) 3.81%



   For purchase payment allocated to the Janus Mid Cap Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -34.27%
              Since Inception of the Sub-Account (1/22/01) -38.14%



   For purchase payment allocated to the MetLife Stock Index--Class A Sub-Account*(3)


   (previously the Westpeak Stock Index Sub-Account)



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -27.92%
              5 Years.................................... - 3.14%
              10 Years...................................   7.29%
              Since Inception of the Sub-Account (8/1/92)   7.38%



   For purchase payment allocated to the MetLife Stock Index--Class B Sub-Account**



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -28.09%
              Since Inception of the Sub-Account (1/22/01) -22.26%


--------

   * The MetLife Stock Index--Class A Sub-Account is only available to Contracts purchased prior to May 1, 1995.


   ** The MetLife Stock Index--Class B Sub-Account is only available to Contracts purchased after May 1, 1995.

   For purchase payment allocated to the Neuberger Berman Partners Mid Cap Value Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -16.39%
              Since Inception of the Sub-Account (5/1/01) -11.36%



   For purchase payment allocated to the Morgan Stanley EAFE Index Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -22.75%
              Since Inception of the Sub-Account (1/22/01) -23.16%



   For purchase payment allocated to the Russell 2000 Index Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -26.33%
              Since Inception of the Sub-Account (1/22/01) -15.01%



   For purchase payment allocated to the State Street Research Investment Trust Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -31.59%
              Since Inception of the Sub-Account (5/1/01) -26.20%



   For purchase payment allocated to the Lord Abbett Bond Debenture Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
               1 Year..................................... -7.73%
               Since Inception of the Sub-Account (5/1/01) -5.09%



   For purchase payment allocated to the American Funds Growth Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -30.07%
              Since Inception of the Sub-Account (5/1/01) -26.65%



   For purchase payment allocated to the American Funds Growth-Income
Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -24.41%
              Since Inception of the Sub-Account (5/1/01) -17.07%





   For purchase payment allocated to the American Funds Global Small Capitalization Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -25.06%
              Since Inception of the Sub-Account (5/1/01) -20.36%



   For purchase payments allocated to the VIP Overseas Sub-Account



                       PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
             1 Year...................................... -26.02%
             5 Years.....................................  -6.10%
             Since Inception of the Sub-Account (10/1/93)   0.56%

   For purchase payment allocated to the VIP Equity-Income Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
             1 Year...................................... -22.92%.
             5 Years..................................... -  1.93%
             Since Inception of the Sub-Account (10/1/93)    7.08%



   For purchase payment allocated to the Janus Aggressive Growth Sub-Account(4)


   (previously the Janus Growth Sub-Account)



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -35.80%
              Since Inception of the Sub-Account (5/1/01) -34.06%



   For purchase payment allocated to the Franklin Templeton Small Cap Growth Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -33.22%
              Since Inception of the Sub-Account (5/1/01) -27.13%



   For purchase payment allocated to the MetLife Mid Cap Stock Index Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -21.22%
              Since Inception of the Sub-Account (1/22/01) -11.65%



   For purchase payment allocated to the State Street Research Aurora
Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year...................................... -26.98%
              Since Inception of the Sub-Account (1/22/01) - 9.04%



   For purchase payment allocated to the PIMCO Total Return Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
               1 Year..................................... 1.44%
               Since Inception of the Sub-Account (5/1/01) 4.28%





   For purchase payment allocated to the PIMCO Innovation Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -54.28%
              Since Inception of the Sub-Account (5/1/01) -47.62%



   For purchase payment allocated to the MFS Research International Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -18.15%
              Since Inception of the Sub-Account (5/1/01) -18.10%

   For purchase payment allocated to the T. Rowe Price Mid-Cap Growth
Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              1 Year..................................... -48.06%
              Since Inception of the Sub-Account (5/1/01) -39.06%



   For purchase payment allocated to the Harris Oakmark Large Cap Value Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              Since Inception of the Sub-Account (5/1/02) -22.82%



   For purchase payment allocated to the State Street Research Large Cap Value Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              Since Inception of the Sub-Account (5/1/02) -25.44%





   For purchase payment allocated to the FI Mid Cap Opportunities Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              Since Inception of the Sub-Account (5/1/02) -23.75%



   For purchase payment allocated to the Met/AIM Mid-Cap Core Equity Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              Since Inception of the Sub-Account (5/1/02) -20.19%





   For purchase payment allocated to the Met/AIM Small Cap Growth Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              Since Inception of the Sub-Account (5/1/02) -28.95%



   For purchase payment allocated to the Harris Oakmark International
Sub-Account



                        PERIOD ENDING DECEMBER 31, 2002
                        -------------------------------
              Since Inception of the Sub-Account (5/1/02) -21.52%


--------

(1) Effective May 1, 2002, the Zenith Equity Portfolio of the New England Zenith Fund changed its investment objective and policies and became a "fund of funds" that invests equally in three other series of the Zenith Fund. On May 1, 2003, these series of the Zenith Fund were reorganized into newly established portfolios of the Metropolitan Fund. In addition, Capital Growth Management Limited Partnership ("CGM") ceased to be the subadviser to the Zenith Equity Series on May 1, 2002. Performance shown for periods prior to May 1, 2002 reflects only CGM's management and Zenith Equity Series' prior investment objectives and policies.


(2) On December 1, 2002, the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund, which is no longer available for investment under the Contract. The performance shown for the periods prior to December 1, 2002 represents the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.


(3) On April 27, 2001, the MetLife Stock Index Portfolio--Class A (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under the Contract. Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series since its inception on May 1, 1987. The MetLife Stock Index--Class A Sub-Account is only available to Contract Owners who purchased Contracts prior to May 1, 1995.

(4) On or about April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Performance shown for the Janus Aggressive Growth Portfolio is based on the May 1, 2001 inception of the Janus Growth Portfolio, and reflects the performance of the Janus Growth Portfolio through the date of the merger.



        FUND TOTAL RETURN ADJUSTED FOR CONTRACT CHARGES (NON-STANDARD)



   For purchase payment allocated to the State Street Research Money Market Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -5.88%                -0.03%
5 Years..............................         2.01%                 2.86%
10 Years.............................         2.90%                 2.99%
Since Inception of the Fund (8/26/83)         4.43%                 4.43%



   For purchase payment allocated to the State Street Research Bond Income Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................         0.65%                 6.90%
5 Years..............................         4.34%                 5.21%
10 Years.............................         6.16%                 6.26%
Since Inception of the Fund (8/26/83)         7.91%                 7.91%



   For purchase payment allocated to the Salomon Brothers Strategic Bond Opportunities Portfolio



                                          WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002        DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------        --------------------- ---------------------
1 Year................................         1.73%                 8.05%
5 Years...............................         3.02%                 3.87%
Since Inception of the Fund (10/31/94)         6.68%                 6.92%



   For purchase payment allocated to the Salomon Brothers U.S. Government Portfolio



                                          WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002        DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------        --------------------- ---------------------
1 Year................................         0.18%                 6.40%
5 Years...............................         4.14%                 5.00%
Since Inception of the Fund (10/31/94)         5.53%                 5.77%

   For purchase payment allocated to the MFS Total Return Portfolio*



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -12.19%               -6.73%
5 Years..............................          0.66%                1.49%
10 Years.............................          7.58%                7.68%
Since Inception of the Fund (4/30/87)          7.94%                7.94%



   For purchase payment allocated to the Balanced Portfolio



                                          WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002        DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------        --------------------- ---------------------
1 Year................................        -19.76%               -14.78%
5 Years...............................        - 5.60%               - 4.82%
Since Inception of the Fund (10/31/94)          2.67%                 2.91%



   For purchase payment allocated to the Alger Equity Growth Portfolio



                                          WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002        DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------        --------------------- ---------------------
1 Year................................        -37.98%               -34.13%
5 Years...............................        - 2.12%               - 1.31%
Since Inception of the Fund (10/31/94)          7.30%                 7.55%



   For purchase payment allocated to the Zenith Equity Portfolio(1)



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -27.55%               -23.05%
5 Years..............................        - 2.93%               - 2.13%
10 Years.............................          6.21%                 6.30%
Since Inception of the Fund (8/26/83)         14.85%                14.85%



   For purchase payment allocated to the Davis Venture Value Portfolio



                                          WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002        DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------        --------------------- ---------------------
1 Year................................        -22.39%               -17.57%
5 Years...............................        - 0.47%                 0.36%
Since Inception of the Fund (10/31/94)          9.86%                10.11%



   For purchase payment allocated to the Harris Oakmark Focused Value Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -15.39%               -10.14%
5 Years..............................          3.51%                 4.37%
Since Inception of the Fund (4/30/93)          9.29%                 9.40%


--------

* The MFS Total Return Portfolio is only available through Contracts purchased prior to May 1, 1995.

   For purchase payment allocated to the Loomis Sayles Small Cap Portfolio



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -27.20%               -22.68%
5 Years.............................        - 2.74%               - 1.93%
Since Inception of the Fund (5/2/94)          6.45%                 6.68%





   For purchase payment allocated to the MFS Investors Trust Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -25.95%               -21.35%
Since Inception of the Fund (4/30/99)        -12.06%               -10.94%



   For purchase payment allocated to the MFS Research Managers Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -29.58%               -25.20%
Since Inception of the Fund (4/30/99)        -11.94%               -10.82%



   For purchase payment allocated to the FI Structured Equity Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -25.26%               -20.61%
5 Years..............................        - 4.39%               - 3.60%
Since Inception of the Fund (4/30/93)          6.70%                 6.81%



   For purchase payment allocated to the Met/Putnam Voyager Portfolio



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -34.03%               -29.93%
Since Inception of the Fund (5/1/00)        -34.15%               -32.87%



   For purchase payment allocated to the Putnam International Stock Portfolio(2)



                                          WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002        DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------        --------------------- ---------------------
1 Year................................        -23.43%               -18.67%
5 Years...............................         -6.83%               - 6.05%
Since Inception of the Fund (10/31/94)        - 2.88%               -2.66 %



   For purchase payment allocated to the Lehman Brothers Aggregate Bond Index Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................         2.03%                 8.37%
Since Inception of the Fund (11/9/98)         3.90%                 4.96%

   For purchase payment allocated to the Janus Mid Cap Portfolio



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -34.27%               -30.19%
5 Years.............................        - 3.92%               - 3.12%
Since Inception of the Fund (3/3/97)          0.68%                 1.32%



   For purchase payment allocated to the MetLife Stock Index Portfolio--Class A*(3)



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -27.92%               -23.44%
5 Years.............................        - 3.14%               - 2.33%
10 Years............................          7.29%                 7.38%
Since Inception of the Fund (5/1/87)          8.02%                 8.02%



   For purchase payment allocated to the MetLife Stock Index Portfolio--Class
B**



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -28.09%               -23.62%
5 Years.............................        - 3.57%               - 2.77%
10 Years............................          6.89%                 6.98%
Since Inception of the Fund (5/1/90)          8.05%                 8.05%





   For purchase payment allocated to the Neuberger Berman Partners Mid Cap Value Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -16.39%               -11.20%
Since Inception of the Fund (11/9/98)          6.06%                 7.15%







   For purchase payment allocated to the Morgan Stanley EAFE Index Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -22.75%               -17.95%
Since Inception of the Fund (11/9/98)       -  9.24%               - 8.32%







   For purchase payment allocated to the Russell 2000 Index Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -26.33%               -21.75%
Since Inception of the Fund (11/9/98)        - 2.84%               - 1.85%



   For purchase payment allocated to the State Street Research Investment Trust Portfolio(4)



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -31.59%               -27.34%
5 Years..............................        - 5.06%               - 4.27%
10 Years.............................          5.40%                 5.50%
Since Inception of the Fund (6/24/83)          8.21%                 8.21%

--------



    * The MetLife Stock Index Portfolio--Class A is only available to Contracts purchased prior to May 1, 1995.


    ** The MetLife Stock Index Portfolio--Class B is only available to
       Contracts purchased after May 1, 1995.

   For purchase payment allocated to the Lord Abbett Bond Debenture Portfolio(5)



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -7.73%                -1.99%
5 Years.............................         0.25%                 1.08%
Since Inception of the Fund (5/1/96)         3.99%                 4.49%



   For purchase payment allocated to the American Funds Growth Fund



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -30.07%               -25.72%
5 Years.............................          3.91%                 4.78%
10 Years............................         10.06%                10.16%
Since Inception of the Fund (2/8/84)         11.71%                11.71%



   For purchase payment allocated to the American Funds Growth-Income Fund



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -24.41%               -19.71%
5 Year..............................          0.92%                 1.76%
10 Years............................          8.36%                 8.46%
Since Inception of the Fund (2/8/84)         10.42%                10.43%



   For purchase payment allocated to the American Funds Global Small Capitalization Fund



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -25.06%               -20.41%
Since Inception of the Fund (4/30/98)          0.50%                 1.40%



   For purchase payment allocated to the VIP Equity Income Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -22.92%               -18.13%
5 Years..............................        - 1.93%               - 1.12%
10 Years.............................          8.12%                 8.22%
Since Inception of the Fund (10/9/86)          8.46%                 8.47%





   For purchase payment allocated to VIP Overseas Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -26.02%               -21.42%
5 Years..............................        - 6.10%               - 5.32%
10 Years.............................          3.11%                 3.20%
Since Inception of the Fund (1/28/98)          2.75%                 2.75%

   For purchase payment allocated to the Janus Aggressive Portfolio(6)



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -35.80%               -31.81%
Since Inception of the Fund (5/1/01)        -34.06%               -31.81%



   For purchase payment allocated to the Franklin Templeton Small Cap Growth Portfolio



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -33.22%               -29.07%
Since Inception of the Fund (5/1/01)        -27.13%               -24.65%



   For purchase payment allocated to the MetLife Mid Cap Stock Index Portfolio



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -21.22%               -16.32%
Since Inception of the Fund (7/5/00)         -7.74%                -5.83%



   For purchase payment allocated to the State Street Research Aurora Portfolio



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
1 Year..............................        -26.98%               -22.44%
Since Inception of the Fund (7/5/00)          1.23%                 3.34%



   For purchase payment allocated to the PIMCO Total Return Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................         1.44%                 7.74%
Since Inception of the Fund (2/12/01)         3.84%                 6.96%



   For purchase payment allocated to the PIMCO Innovation Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -54.28%               -51.44%
Since Inception of the Fund (2/12/01)        -49.19%               -47.67%





   For purchase payment allocated to the MFS Research International Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -18.15%               -13.06%
Since Inception of the Fund (2/12/01)        -17.46%               -14.99%



   For purchase payment allocated to the T. Rowe Price Mid-Cap Growth Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -48.06%               -44.84%
Since Inception of the Fund (2/12/01)        -36.18%               -34.26%

   For purchase payment allocated to the Harris Oakmark Large Cap Value
Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -20.45%               -15.51%
Since Inception of the Fund (11/9/98)         -1.75%                -0.74%



   For purchase payment allocated to the State Street Research Large Cap Value Portfolio



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
Since Inception of the Fund (5/1/02)        -25.44%               -20.78%



   For purchase payment allocated to the FI Mid Cap Opportunities Portfolio



                                        WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002      DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------      --------------------- ---------------------
Since Inception of the Fund (5/1/02)        -23.75%               -18.98%



   For purchase payment allocated to the Met/AIM Mid Cap Core Equity Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -17.23%               -12.09%
Since Inception of the Fund (10/9/01)         -7.12%                -2.77%



   For purchase payment allocated to the Met/AIM Small Cap Growth Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -32.72%               -28.54%
Since Inception of the Fund (10/9/01)        -16.58%               -12.67%



   For purchase payment allocated to the Harris Oakmark International Portfolio



                                         WITH CONTINGENT     WITHOUT CONTINGENT
PERIOD ENDING DECEMBER 31, 2002       DEFERRED SALES CHARGE DEFERRED SALES CHARGE
-------------------------------       --------------------- ---------------------
1 Year...............................        -23.96%               -19.23%
Since Inception of the Fund (10/9/01)        -13.66%                -9.62%

--------

(1) Effective May 1, 2002, the Zenith Equity Portfolio of the New England Zenith Fund changed its investment objective and policies and became a "fund of funds" that invests equally in three other series of the Zenith Fund. On May 1, 2003, these series of the Zenith Fund were reorganized into newly established portfolios of the Metropolitan Fund. In addition, Capital Growth Management Limited Partnership ("CGM") ceased to be the subadviser to the Zenith Equity Series on May 1, 2002. Performance shown for periods prior to May 1, 2002 reflects only CGM's management and Zenith Equity Series' prior investment objectives and policies.


(2) On December 1, 2002, the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund, which is no longer available for investment under the Contract. The performance shown for the periods prior to December 1, 2002 represents the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.


(3) On April 27, 2001, the MetLife Stock Index Portfolio--Class A (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under the Contract. Performance figures for dates on or before April 27, 2001 reflect the performance of the

    Westpeak Stock Index Series since its inception on May 1, 1987. The MetLife Stock Index--Class A Sub-Account is only available to Contract Owners who purchased Contracts prior to May 1, 1995.


(4) The performance shown for the State Street Research Investment Trust for the period June 24, 1984 through September 6, 1994 is based on the month-end net asset values, as daily net asset value information is not available.


(5) The performance shown for the Lord Abbett Bond Debenture Portfolio's Class B Shares is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust), whose assets were transferred to the Portfolio on February 12, 2001. The performance shown for the predecessor fund has been adjusted to reflect Class B's .25% 12b-1 distribution fee.


(6) On or about April 28, 2003, the Janus Growth Portfolio merged into the Janus Aggressive Growth Portfolio. Performance shown for the Janus Aggressive Growth Portfolio is based on the May 1, 2001 inception of the Janus Growth Portfolio, and reflects the performance of the Janus Growth Portfolio through the date of the merger.



   As discussed in the prospectus in the section entitled "Investment Performance Information," the Variable Account may illustrate historical investment performance by showing the Percentage Change in Unit Value and the Annual Effective Rate of Return of each Sub-Account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the 10, 5 and 1 year periods and the year-to-date period ending with the date of the illustration. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge. The method of calculating the Percentage Change in Unit Value is described in the prospectus under "Investment Experience Information." The Annual Effective Rate of Return in these illustrations is calculated by dividing the Unit Value at the end of the period by the Unit Value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.




   We may also show daily unit values for each Sub-Account in advertising and sales literature, including our website.

                             CALCULATION OF YIELDS

MONEY MARKET YIELD


From time to time, we may quote in advertisements and sales literature the current yield for the State Street Research Money Market Sub-account for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Eligible Fund or on its respective portfolio securities. The current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Sub-account value by the Sub-account value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Sub-account value reflects: (1) net income from the Eligible Fund attributable to the hypothetical account; and
(2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.35%) and (2) the annual $30 Administration Contract Charge. For purposes of calculating current yield for a Contract, an average per unit Administration Contract Charge is used. Based on the actual distribution of Contract sizes, we have assumed the average per unit Administration Contract Charge to be 0.087%.


The current yield will be calculated according to the following formula:

                    Current Yield = ((NCF-ES)/UV) x (365/7)

Where:

NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses for the hypothetical account for the 7-day period.

UV = the unit value on the first day of the 7-day period.


The current yield for the State Street Research Money Market Sub-account for the 7-day period ended December 31, 2002 was -0.32%.


We may also quote the effective yield of the State Street Research Money Market Sub-account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                 Effective Yield = (1 + ((NCF-ES)/UV))365/7-1

Where:

NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses of the hypothetical account for the 7-day period.

UV = the unit value for the first day of the 7-day period.


   The effective yield for the State Street Research Money Market Sub-account for the 7-day period ended December 31, 2002 was -0.32%.


   Because of the charges and deductions imposed under the Contract, the yield for the State Street Research Money Market Sub-account will be lower than the yield for the corresponding underlying Eligible Fund. The yields on amounts held in the State Street Research Money Market Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the sub-account is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Eligible Fund, the types and qualities of portfolio securities held by the Eligible Fund, and the Eligible Fund's operating expenses. Yields on amounts held in the State Street Research Money Market Sub-account may also be presented for periods other than a 7-day period.

OTHER SUBACCOUNT YIELDS


From time to time, we may quote in sales literature or advertisements the current annualized yield of one or more of the Sub-accounts (other than the State Street Research Money Market Sub-account) for a Contract for a 30-day or one-month period. The annualized yield of a Sub-account refers to income generated by the Sub-account over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the Sub-account during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the Eligible Fund attributable to the Sub-account units less sub-account expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.35%); and (2) the annual $30 Administration Contract Charge. For purposes of calculating the 30-day or one-month yield, an average per unit Administration Contract Charge is used. Based on the actual distribution of Contract sizes, we have assumed the average per unit Administration Contract Charge to be 0.087%.


The 30-day or one-month yield is calculated according to the following formula:

                  Yield = 2 x ((((NI-ES)/(U x UV)) + 1)/6-/1)

Where:

NI = net investment income of the Eligible Fund for the 30-day or one-month period attributable to the Sub-account's units.

ES = expenses of the Sub-account for the 30-day or one-month period.

U = the average number of units outstanding.

UV = the Accumulation Unit Value at the close of the last day in the 30-day or one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for a Sub-account will be lower than the yield for the corresponding Eligible Fund. The yield on the amounts held in the Sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Eligible Fund, and its operating expenses.

                             NET INVESTMENT FACTOR

   The net investment factor ("Net Investment Factor") for each sub-account is determined on each day on which the New York Stock Exchange is open for trading as follows:

      (1) The net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day;

      (2) Plus the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

      (3) Is divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day; and

      (4) Finally, the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge that have accumulated since the close of regular trading on the New York Stock Exchange on the preceding trading day are subtracted. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.35% of the daily net asset value of the Variable Account.

                               ANNUITY PAYMENTS

   At annuitization, the Contract Value is applied toward the purchase of monthly variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed interest rate selected,
(iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund selected.

   When a variable payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the basic payment level purchased by the Contract Value. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, annuity purchase rates used to calculate the basic payment level will also reflect the sex of the Payee when the payment option involves a life contingency. The impact of the choice of option and the sex and age of the Payee on the level of annuity payments is described in the prospectus under "Amount of Variable Annuity Payments."

   The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

   The selection of an assumed interest rate ("Assumed Interest Rate") will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Interest Rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Interest Rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Interest Rate, then the next payment will be smaller than the preceding payment. The definition of the Assumed Interest Rate, and the effect of the level of the Assumed Interest Rate on the amount of monthly payments is explained in the prospectus under "Amount of Variable Annuity Payments."

   The number of annuity units credited under a variable payment option is determined as follows:

      (1) The proceeds under a deferred Contract, or the net purchase payment under an immediate Contract (at such time as immediate Contracts may be made available), are applied at the Company's annuity purchase rates for the selected Assumed Interest Rate to determine the basic payment level. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge and the amount of any outstanding loan plus accrued interest.)

      (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value(s) next determined following the date of application of proceeds (in the case of a deferred Contract) or net purchase payment (in the case of an immediate Contract.)

   The dollar amount of the initial payment will be at the basic payment level. The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

   The value of an annuity unit for each Sub-account depends on the Assumed Interest Rate and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

   The annuity unit value for each Sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Interest Rate. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Interest Rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will decrease. At an Assumed Interest Rate of 3.5%, the Assumed Interest Factor is ..9999058. Assumed Interest Factors for other Assumed Interest Rates are computed on a consistent basis.



             HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS




   We may provide illustrations to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The illustrations show how monthly annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of return of up to 10%. One of the gross rates illustrated is 0%. The values would be different from those shown if the actual returns averaged the illustrated rates but fluctuated over and under those averages throughout the years.

   The illustrations reflect the Contract charges applicable to the Contract and take into account the Eligible Funds' management fees and other operating expenses. The monthly annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS".




   When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers alternative Assumed Interest Rates from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.


   The illustrations show the monthly income payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request, and when you are considering an annuity income option, the Company will furnish a comparable illustration based on your individual circumstances.



   We may also illustrate the growth and value of a specified purchase payment or payments prior to annuitization based on hypothetical returns. In these illustrations we may use any assumed gross annual rate up to 12%.


              HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS


   We may also provide illustrations to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, these tables use historical annual returns to illustrate that monthly annuity income payments vary over time based on fluctuations in annual returns.



   The illustrations reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of .95% (1.20% for certain sub-accounts) and the daily administrative charge which is equivalent to an annual charge of .40%. The amounts shown in the table also take into account the actual Eligible Funds' management fees and operating expenses. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS."



   The illustrations reflect the performance from the year of inception of the Selected Eligible Fund(s). The historical variable annuity income payments are based on an assumed interest rate. If the Assumed Interest Rate is 3.5%, then actual performance greater than 3.5% per year results in an increased annuity income payment and actual performance less than 3.5% per year results in a decreased annuity income payment. The Company offers alternative Assumed Interest Rates (AIR) from which you may select: 0% and 5%. An AIR of 0% will result in a lower initial payment than a 3.5% or 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 0% or 3.5% AIR. The illustrations are based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.



   The illustrations show the amount of the first monthly payment for each year shown. During each year, the monthly payments would vary to reflect fluctuations in the actual rate of return on the Eligible Funds. Upon request, and when you are considering an annuity income option, the Company will furnish an illustration based on your individual circumstances.



                          TAX STATUS OF THE CONTRACTS



   Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.



   Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.



   Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.



   Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.



   The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.



   Other rules may apply to Qualified Contracts.


                                    EXPERTS




   The financial statements of The New England Variable Annuity Separate Account of Metropolitan Life Insurance Company ("Metropolitan Life") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The consolidated financial statements of Metropolitan Life and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                 LEGAL MATTERS


   Legal matters in connection with the Contracts described in this registration statement have been passed on by Anne M. Goggin, Chief Counsel--Individual Business of the Company. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.


   The SEC requires the Eligible Funds' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans, for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected subaccount(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

                                  APPENDIX A

ABCand affiliates          Fortune                    PublicBroadcasting Service
AtlantaConstitution        FoxNewtwork and affiliates Quinn,Jane Bryant
AtlantaJournal             FundAction                       (syndicated column)
AustinAmerican Statesman   HartfordCourant            RegisteredRepresentative
BaltimoreSun               HoustonChronicle           ResearchMagazine
Barron's                   INC                        Resource
BondBuyer                  IndianapolisStar           Reuters
BostonBusiness Journal     InstitutionalInvestor      Rukeyser'sBusiness
BostonGlobe                InvestmentDealers Digest             (syndicated
BostonHerald               InvestmentVision                     column)
BrokerWorld                Investor'sDaily            SacramentoBee
BusinessRadio Network      Journalof Commerce         SanFrancisco Chronicle
BusinessWeek               KansasCity Star            SanFrancisco Examiner
CBSand affiliates          LATimes                    SanJose Mercury
CFO                        Leckey,Andrew (syndicated  SeattlePost-Intelligencer
ChangingTimes                     column)             SeattleTimes
ChicagoSun Times           LifeAssociation News       SmartMoney
ChicagoTribune             MiamiHerald                St.Louis Post Dispatch
ChristianScience Monitor   MilwaukeeSentinel          St.Petersburg Times
ChristianScience Monitor   Money                      Standard& Poor's Outlook
         News Service      MoneyMaker                 Standard& Poor's Stock
CincinnatiEnquirer         MoneyManagement Letter             Guide
CincinnatiPost             Morningstar                Stanger'sInvestment
CNBC                       NationalPublic Radio                Advisor
CNN                        NationalUnderwriter        Stockbroker'sRegister
ColumbusDispatch           NBCand affiliates          StrategicInsight
DallasMorning News         NewEngland Business        TampaTribune
DallasTimes-Herald         NewEngland Cable News      Time
DenverPost                 NewOrleans Times-Picayune  Tobias,Andrew (syndicated
DesMoines Register         NewYork Daily News                column)
DetroitFree Press          NewYork Times              UPI
DonoghuesMoney Fund Report NewarkStar Ledger          USNews and World Report
Dorfman,Dan (syndicated    Newsday                    USAToday
        column)            Newsweek                   ValueLine
DowJones News Service      NightlyBusiness Report     WallSt. Journal
Economist                  OrangeCounty Register      WallStreet Letter
FACSof the Week            OrlandoSentinel            WallStreet Week
FinancialNews Network      PensionWorld               WashingtonPost
FinancialPlanning          Pensionsand Investments    WBZ
FinancialServices Week     PersonalInvestor           WBZ-TV
FinancialWorld             PhiladelphiaInquirer       WCVB-TV
Forbes                     Porter,Sylvia (syndicated  WEEI
FortWorth Star-Telegram           column)             WHDH
                           PortlandOregonian          WorcesterTelegram
                                                      WorthMagazine
                                                      WRKO

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of The New England Variable Account and the Board of Directors of Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising The New England Variable Account (the "Separate Account") of Metropolitan Life Insurance Company as of December 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the underlying fund managers and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of The New England Variable Account comprising Metropolitan Life Insurance Company as of December 31, 2002, and the results of their operations for the period then ended and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

April 10, 2003

                       THE NEW ENGLAND VARIABLE ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES

                             AT DECEMBER 31, 2002


                                                                  ZENITH FUND
                                              ----------------------------------------------------
                                                            State Street State Street
                                                              Research     Research       MFS
                                              Zenith Equity Bond Income  Money Market Total Return
                                                Portfolio    Portfolio    Portfolio    Portfolio
                                              ------------- ------------ ------------ ------------
ASSETS:
Investments at Value:
Zenith Fund
Zenith Equity Portfolio (988,964 Shares;
 cost $423,047,536).......................... $260,829,351  $        --  $        --  $        --
State Street Research Bond Income
 Portfolio (865,752 Shares; cost $93,734,917)           --   97,604,834           --           --
State Street Research Money Market
 Portfolio (701,076 Shares; cost $70,107,630)           --           --   70,107,635           --
MFS Total Return Portfolio (536,318 Shares;
 cost $92,733,803)...........................           --           --           --   64,272,382
Harris Oakmark Focused Value
 Portfolio (317,045 Shares; cost $49,105,483)           --           --           --           --
FI Structured Equity Portfolio (272,541
 Shares; cost $54,549,693)...................           --           --           --           --
Loomis Sayles Small Cap Portfolio (305,463
 Shares; cost $56,630,311)...................           --           --           --           --
Salomon Brothers U.S. Government Portfolio
 (1,924,947 Shares; cost $22,886,609)........           --           --           --           --
Loomis Sayles Balanced Portfolio (1,738,069
 Shares; cost $25,376,722)...................           --           --           --           --
Alger Equity Growth Portfolio (5,323,427
 Shares; cost $141,986,791)..................           --           --           --           --
Davis Venture Value Portfolio (4,998,376
 Shares; cost $111,684,130)..................           --           --           --           --
Salomon Brothers Strategic Bond
 Opportunities Portfolio (1,944,144 Shares;
 cost $22,151,224)...........................           --           --           --           --
MFS Investors Trust Portfolio (71,678
 Shares; cost $572,261)......................           --           --           --           --
MFS Research Managers Portfolio (39,083
 Shares; cost $291,547)......................           --           --           --           --
FI Mid Cap Opportunities Portfolio (16,232
 Shares; cost $134,952)......................           --           --           --           --
Metropolitan Fund
Putnam International Stock Portfolio
 (1,410,552 Shares; cost $16,041,045)........           --           --           --           --
Putnam Large Cap Growth Portfolio (228,134
 Shares; cost $1,045,149)....................           --           --           --           --
Janus Mid Cap Portfolio (120,271 Shares;
 cost $1,854,343)............................           --           --           --           --
Russell 2000 Index Portfolio (223,141
 Shares; cost $2,052,339)....................           --           --           --           --
MetLife Stock Index Class A Portfolio
 (1,379,047 Shares; cost $45,192,870)........           --           --           --           --
MetLife Stock Index Class B Portfolio
 (71,113 Shares; cost $1,859,991)............           --           --           --           --
MetLife Mid Cap Stock Index Portfolio
 (218,523 Shares; cost $2,196,540)...........           --           --           --           --
Morgan Stanley EAFE Index Portfolio (131,903
 Shares; cost $1,105,155)....................           --           --           --           --
Lehman Brothers Aggregate Bond Index
 Portfolio (616,959 Shares; cost $6,522,617).           --           --           --           --
Janus Growth Portfolio (55,460 Shares; cost
 $387,818)...................................           --           --           --           --
Neuberger Berman Partners Mid Cap Value
 Portfolio (212,162 Shares; cost $2,882,175).           --           --           --           --
Franklin Templeton Small Cap Growth
 Portfolio (123,726 Shares; cost $934,938)...           --           --           --           --
State Street Research Investment Trust
 Portfolio (10,034 Shares; cost $229,708)....           --           --           --           --
State Street Research Large Cap Value
 Portfolio (7,389 Shares; cost $58,374)......           --           --           --           --
Harris Oakmark Large Cap Value Portfolio
 (80,693 Shares; cost $769,113)..............           --           --           --           --
State Street Research Aurora Portfolio
 (1,313,898 Shares; cost $18,549,769)........           --           --           --           --
Fidelity Fund
Fidelity VIP Equity-Income Portfolio
 (4,193,568 Shares; cost $89,395,320)........           --           --           --           --
Fidelity VIP Overseas Portfolio (2,997,842
 Shares; cost $57,287,007)...................           --           --           --           --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio
 (111,295 Shares; cost $1,126,349)...........           --           --           --           --
PIMCO Total Return Portfolio (1,284,528
 Shares; cost $13,835,217)...................           --           --           --           --
PIMCO Innovation Portfolio (30,668 Shares;
 cost $128,519)..............................           --           --           --           --
MFS Mid Cap Growth Portfolio (191,171
 Shares; cost $1,164,579)....................           --           --           --           --
MFS Research International Portfolio (42,327
 Shares; cost $342,633)......................           --           --           --           --
Met/AIM Mid Cap Core Equity Portfolio
 (41,293 Shares; cost $412,327)..............           --           --           --           --
Met/AIM Small Cap Growth Portfolio (54,864
 Shares; cost $504,097)......................           --           --           --           --
State Street Research Concentrated
 International Portfolio (581 Shares; cost
 $5,048).....................................           --           --           --           --
American Fund
American Funds Growth Portfolio (245,589
 Shares; cost $9,537,033)....................           --           --           --           --
American Funds Growth-Income Portfolio
 (259,730 Shares; cost $7,632,751)...........           --           --           --           --
American Funds Global Small Cap Portfolio
 (125,422 Shares; cost $1,390,106)...........           --           --           --           --
                                              ------------  -----------  -----------  -----------
Total investments............................  260,829,351   97,604,834   70,107,635   64,272,382
Cash and Accounts Receiveable................           --           --      487,178           --
                                              ------------  -----------  -----------  -----------
Total assets.................................  260,829,351   97,604,834   70,594,813   64,272,382
LIABILITIES:
Due to Metropolitan Life Insurance Company...      110,263       98,477           --       58,435
                                              ------------  -----------  -----------  -----------
NET ASSETS................................... $260,719,088  $97,506,357  $70,594,813  $64,213,947
                                              ============  ===========  ===========  ===========
Outstanding Units (In Thousands).............       17,578       21,966       29,978       19,131
Unit Values.................................. $      14.83  $      4.44  $      2.35  $      3.36

                       See Notes to Financial Statements

                                                                     ZENITH FUND
--------------------------------------------------------------------------------------------------------------------
                   FI                                                                               Salomon Brothers
Harris Oakmark Structured  Loomis Sayles Salomon Brothers Loomis Sayles     Alger         Davis      Strategic Bond
Focused Value    Equity      Small Cap   U.S. Government    Balanced    Equity Growth Venture Value  Opportunities
  Portfolio    Portfolio     Portfolio      Portfolio       Portfolio     Portfolio     Portfolio      Portfolio
-------------- ----------- ------------- ---------------- ------------- ------------- ------------- ----------------
 $        --   $        --  $        --    $        --     $        --   $        --   $        --    $        --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
  53,685,254            --           --             --              --            --            --             --
          --    34,040,378           --             --              --            --            --             --
          --            --   42,428,773             --              --            --            --             --
          --            --           --     23,753,849              --            --            --             --
          --            --           --             --      18,284,480            --            --             --
          --            --           --             --              --    73,782,704            --             --
          --            --           --             --              --            --    96,918,507             --
          --            --           --             --              --            --            --     22,241,002
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
          --            --           --             --              --            --            --             --
 -----------   -----------  -----------    -----------     -----------   -----------   -----------    -----------
  53,685,254    34,040,378   42,428,773     23,753,849      18,284,480    73,782,704    96,918,507     22,241,002
          --            --           --             --              --            --            --             --
 -----------   -----------  -----------    -----------     -----------   -----------   -----------    -----------
  53,685,254    34,040,378   42,428,773     23,753,849      18,284,480    73,782,704    96,918,507     22,241,002
      60,426        12,005       19,596         31,008           4,136       172,267        64,082         20,272
 -----------   -----------  -----------    -----------     -----------   -----------   -----------    -----------
 $53,624,828   $34,028,373  $42,409,177    $23,722,841     $18,280,344   $73,610,437   $96,854,425    $22,220,730
 ===========   ===========  ===========    ===========     ===========   ===========   ===========    ===========
      22,308        17,850       24,037         14,892          14,361        40,344        43,784         12,770
 $      2.40   $      1.91  $      1.76    $      1.59     $      1.27   $      1.82   $      2.21    $      1.74



      MFS              MFS
Investors Trust Research Managers
   Portfolio        Portfolio
--------------- -----------------
   $     --         $     --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
    488,127               --
         --          267,720
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
         --               --
   --------         --------
    488,127          267,720
         --           20,388
   --------         --------
    488,127          288,108
        869               --
   --------         --------
   $487,258         $288,108
   ========         ========
        743              437
   $   0.66         $   0.66

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES

                             AT DECEMBER 31, 2002

                                                                                              ZENITH FUND
                                                                                             -------------
                                                                                                  FI
                                                                                                Mid Cap
                                                                                             Opportunities
                                                                                               Portfolio
                                                                                             -------------
ASSETS:
Investments at Value:
Zenith Fund
Zenith Equity Portfolio (988,964 Shares; cost $423,047,536).................................   $     --
State Street Research Bond Income Portfolio (865,752 Shares; cost $93,734,917)..............         --
State Street Research Money Market Portfolio (701,076 Shares; cost $70,107,630).............         --
MFS Total Return Portfolio (536,318 Shares; cost $92,733,803)...............................         --
Harris Oakmark Focused Value Portfolio (317,045 Shares; cost $49,105,483)...................         --
FI Structured Equity Portfolio (272,541 Shares; cost $54,549,693)...........................         --
Loomis Sayles Small Cap Portfolio (305,463 Shares; cost $56,630,311)........................         --
Salomon Brothers U.S. Government Portfolio (1,924,947 Shares; cost $22,886,609).............         --
Loomis Sayles Balanced Portfolio (1,738,069 Shares; cost $25,376,722).......................         --
Alger Equity Growth Portfolio (5,323,427 Shares; cost $141,986,791).........................         --
Davis Venture Value Portfolio (4,998,376 Shares; cost $111,684,130).........................         --
Salomon Brothers Strategic Bond Opportunities Portfolio (1,944,144 Shares; cost $22,151,224)         --
MFS Investors Trust Portfolio (71,678 Shares; cost $572,261)................................         --
MFS Research Managers Portfolio (39,083 Shares; cost $291,547)..............................         --
FI Mid Cap Opportunities Portfolio (16,232 Shares; cost $134,952)...........................    132,779
Metropolitan Fund
Putnam International Stock Portfolio (1,410,552 Shares; cost $16,041,045)...................         --
Putnam Large Cap Growth Portfolio (228,134 Shares; cost $1,045,149).........................         --
Janus Mid Cap Portfolio (120,271 Shares; cost $1,854,343)...................................         --
Russell 2000 Index Portfolio (223,141 Shares; cost $2,052,339)..............................         --
MetLife Stock Index Class A Portfolio (1,379,047 Shares; cost $45,192,870)..................         --
MetLife Stock Index Class B Portfolio (71,113 Shares; cost $1,859,991)......................         --
MetLife Mid Cap Stock Index Portfolio (218,523 Shares; cost $2,196,540).....................         --
Morgan Stanley EAFE Index Portfolio (131,903 Shares; cost $1,105,155).......................         --
Lehman Brothers Aggregate Bond Index Portfolio (616,959 Shares; cost $6,522,617)............         --
Janus Growth Portfolio (55,460 Shares; cost $387,818).......................................         --
Neuberger Berman Partners Mid Cap Value Portfolio (212,162 Shares; cost $2,882,175).........         --
Franklin Templeton Small Cap Growth Portfolio (123,726 Shares; cost $934,938)...............         --
State Street Research Investment Trust Portfolio (10,034 Shares; cost $229,708).............         --
State Street Research Large Cap Value Portfolio (7,389 Shares; cost $58,374)................         --
Harris Oakmark Large Cap Value Portfolio (80,693 Shares; cost $769,113).....................         --
State Street Research Aurora Portfolio (1,313,898 Shares; cost $18,549,769).................         --
Fidelity Fund
Fidelity VIP Equity-Income Portfolio (4,193,568 Shares; cost $89,395,320)...................         --
Fidelity VIP Overseas Portfolio (2,997,842 Shares; cost $57,287,007)........................         --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio (111,295 Shares; cost $1,126,349)......................         --
PIMCO Total Return Portfolio (1,284,528 Shares; cost $13,835,217)...........................         --
PIMCO Innovation Portfolio (30,668 Shares; cost $128,519)...................................         --
MFS Mid Cap Growth Portfolio (191,171 Shares; cost $1,164,579)..............................         --
MFS Research International Portfolio (42,327 Shares; cost $342,633).........................         --
Met/AIM Mid Cap Core Equity Portfolio (41,293 Shares; cost $412,327)........................         --
Met/AIM Small Cap Growth Portfolio (54,864 Shares; cost $504,097)...........................         --
State Street Research Concentrated International Portfolio (581 Shares; cost $5,048)........         --
American Fund
American Funds Growth Portfolio (245,589 Shares; cost $9,537,033)...........................         --
American Funds Growth-Income Portfolio (259,730 Shares; cost $7,632,751)....................         --
American Funds Global Small Cap Portfolio (125,422 Shares; cost $1,390,106).................         --
                                                                                               --------
Total investments...........................................................................    132,779
Cash and Accounts Receivable................................................................         --
                                                                                               --------
Total assets................................................................................    132,779
LIABILITIES:
Due to Metropolitan Life Insurance Company..................................................        298
                                                                                               --------
NET ASSETS..................................................................................   $132,481
                                                                                               ========
Outstanding Units (In Thousands)............................................................        163
Unit Values.................................................................................   $   0.81

                                                                                                          METROPOLITAN FUND
                                                                                             --------------------------------

                                                                                                   Putnam        Putnam Large
                                                                                             International Stock  Cap Growth
                                                                                                  Portfolio       Portfolio
                                                                                             ------------------- ------------
ASSETS:
Investments at Value:
Zenith Fund
Zenith Equity Portfolio (988,964 Shares; cost $423,047,536).................................     $        --       $     --
State Street Research Bond Income Portfolio (865,752 Shares; cost $93,734,917)..............              --             --
State Street Research Money Market Portfolio (701,076 Shares; cost $70,107,630).............              --             --
MFS Total Return Portfolio (536,318 Shares; cost $92,733,803)...............................              --             --
Harris Oakmark Focused Value Portfolio (317,045 Shares; cost $49,105,483)...................              --             --
FI Structured Equity Portfolio (272,541 Shares; cost $54,549,693)...........................              --             --
Loomis Sayles Small Cap Portfolio (305,463 Shares; cost $56,630,311)........................              --             --
Salomon Brothers U.S. Government Portfolio (1,924,947 Shares; cost $22,886,609).............              --             --
Loomis Sayles Balanced Portfolio (1,738,069 Shares; cost $25,376,722).......................              --             --
Alger Equity Growth Portfolio (5,323,427 Shares; cost $141,986,791).........................              --             --
Davis Venture Value Portfolio (4,998,376 Shares; cost $111,684,130).........................              --             --
Salomon Brothers Strategic Bond Opportunities Portfolio (1,944,144 Shares; cost $22,151,224)              --             --
MFS Investors Trust Portfolio (71,678 Shares; cost $572,261)................................              --             --
MFS Research Managers Portfolio (39,083 Shares; cost $291,547)..............................              --             --
FI Mid Cap Opportunities Portfolio (16,232 Shares; cost $134,952)...........................              --             --
Metropolitan Fund
Putnam International Stock Portfolio (1,410,552 Shares; cost $16,041,045)...................      10,945,887             --
Putnam Large Cap Growth Portfolio (228,134 Shares; cost $1,045,149).........................              --        818,999
Janus Mid Cap Portfolio (120,271 Shares; cost $1,854,343)...................................              --             --
Russell 2000 Index Portfolio (223,141 Shares; cost $2,052,339)..............................              --             --
MetLife Stock Index Class A Portfolio (1,379,047 Shares; cost $45,192,870)..................              --             --
MetLife Stock Index Class B Portfolio (71,113 Shares; cost $1,859,991)......................              --             --
MetLife Mid Cap Stock Index Portfolio (218,523 Shares; cost $2,196,540).....................              --             --
Morgan Stanley EAFE Index Portfolio (131,903 Shares; cost $1,105,155).......................              --             --
Lehman Brothers Aggregate Bond Index Portfolio (616,959 Shares; cost $6,522,617)............              --             --
Janus Growth Portfolio (55,460 Shares; cost $387,818).......................................              --             --
Neuberger Berman Partners Mid Cap Value Portfolio (212,162 Shares; cost $2,882,175).........              --             --
Franklin Templeton Small Cap Growth Portfolio (123,726 Shares; cost $934,938)...............              --             --
State Street Research Investment Trust Portfolio (10,034 Shares; cost $229,708).............              --             --
State Street Research Large Cap Value Portfolio (7,389 Shares; cost $58,374)................              --             --
Harris Oakmark Large Cap Value Portfolio (80,693 Shares; cost $769,113).....................              --             --
State Street Research Aurora Portfolio (1,313,898 Shares; cost $18,549,769).................              --             --
Fidelity Fund
Fidelity VIP Equity-Income Portfolio (4,193,568 Shares; cost $89,395,320)...................              --             --
Fidelity VIP Overseas Portfolio (2,997,842 Shares; cost $57,287,007)........................              --             --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio (111,295 Shares; cost $1,126,349)......................              --             --
PIMCO Total Return Portfolio (1,284,528 Shares; cost $13,835,217)...........................              --             --
PIMCO Innovation Portfolio (30,668 Shares; cost $128,519)...................................              --             --
MFS Mid Cap Growth Portfolio (191,171 Shares; cost $1,164,579)..............................              --             --
MFS Research International Portfolio (42,327 Shares; cost $342,633).........................              --             --
Met/AIM Mid Cap Core Equity Portfolio (41,293 Shares; cost $412,327)........................              --             --
Met/AIM Small Cap Growth Portfolio (54,864 Shares; cost $504,097)...........................              --             --
State Street Research Concentrated International Portfolio (581 Shares; cost $5,048)........              --             --
American Fund
American Funds Growth Portfolio (245,589 Shares; cost $9,537,033)...........................              --             --
American Funds Growth-Income Portfolio (259,730 Shares; cost $7,632,751)....................              --             --
American Funds Global Small Cap Portfolio (125,422 Shares; cost $1,390,106).................              --             --
                                                                                                 -----------       --------
Total investments...........................................................................      10,945,887        818,999
Cash and Accounts Receivable................................................................              --             --
                                                                                                 -----------       --------
Total assets................................................................................      10,945,887        818,999
LIABILITIES:
Due to Metropolitan Life Insurance Company..................................................          10,970            653
                                                                                                 -----------       --------
NET ASSETS..................................................................................     $10,934,917       $818,346
                                                                                                 ===========       ========
Outstanding Units (In Thousands)............................................................          11,479          2,363
Unit Values.................................................................................     $      0.95       $   0.35



                                                                                               Janus
                                                                                              Mid Cap
                                                                                             Portfolio
                                                                                             ----------
ASSETS:
Investments at Value:
Zenith Fund
Zenith Equity Portfolio (988,964 Shares; cost $423,047,536)................................. $       --
State Street Research Bond Income Portfolio (865,752 Shares; cost $93,734,917)..............         --
State Street Research Money Market Portfolio (701,076 Shares; cost $70,107,630).............         --
MFS Total Return Portfolio (536,318 Shares; cost $92,733,803)...............................         --
Harris Oakmark Focused Value Portfolio (317,045 Shares; cost $49,105,483)...................         --
FI Structured Equity Portfolio (272,541 Shares; cost $54,549,693)...........................         --
Loomis Sayles Small Cap Portfolio (305,463 Shares; cost $56,630,311)........................         --
Salomon Brothers U.S. Government Portfolio (1,924,947 Shares; cost $22,886,609).............         --
Loomis Sayles Balanced Portfolio (1,738,069 Shares; cost $25,376,722).......................         --
Alger Equity Growth Portfolio (5,323,427 Shares; cost $141,986,791).........................         --
Davis Venture Value Portfolio (4,998,376 Shares; cost $111,684,130).........................         --
Salomon Brothers Strategic Bond Opportunities Portfolio (1,944,144 Shares; cost $22,151,224)         --
MFS Investors Trust Portfolio (71,678 Shares; cost $572,261)................................         --
MFS Research Managers Portfolio (39,083 Shares; cost $291,547)..............................         --
FI Mid Cap Opportunities Portfolio (16,232 Shares; cost $134,952)...........................         --
Metropolitan Fund
Putnam International Stock Portfolio (1,410,552 Shares; cost $16,041,045)...................         --
Putnam Large Cap Growth Portfolio (228,134 Shares; cost $1,045,149).........................         --
Janus Mid Cap Portfolio (120,271 Shares; cost $1,854,343)...................................  1,235,184
Russell 2000 Index Portfolio (223,141 Shares; cost $2,052,339)..............................         --
MetLife Stock Index Class A Portfolio (1,379,047 Shares; cost $45,192,870)..................         --
MetLife Stock Index Class B Portfolio (71,113 Shares; cost $1,859,991)......................         --
MetLife Mid Cap Stock Index Portfolio (218,523 Shares; cost $2,196,540).....................         --
Morgan Stanley EAFE Index Portfolio (131,903 Shares; cost $1,105,155).......................         --
Lehman Brothers Aggregate Bond Index Portfolio (616,959 Shares; cost $6,522,617)............         --
Janus Growth Portfolio (55,460 Shares; cost $387,818).......................................         --
Neuberger Berman Partners Mid Cap Value Portfolio (212,162 Shares; cost $2,882,175).........         --
Franklin Templeton Small Cap Growth Portfolio (123,726 Shares; cost $934,938)...............         --
State Street Research Investment Trust Portfolio (10,034 Shares; cost $229,708).............         --
State Street Research Large Cap Value Portfolio (7,389 Shares; cost $58,374)................         --
Harris Oakmark Large Cap Value Portfolio (80,693 Shares; cost $769,113).....................         --
State Street Research Aurora Portfolio (1,313,898 Shares; cost $18,549,769).................         --
Fidelity Fund
Fidelity VIP Equity-Income Portfolio (4,193,568 Shares; cost $89,395,320)...................         --
Fidelity VIP Overseas Portfolio (2,997,842 Shares; cost $57,287,007)........................         --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio (111,295 Shares; cost $1,126,349)......................         --
PIMCO Total Return Portfolio (1,284,528 Shares; cost $13,835,217)...........................         --
PIMCO Innovation Portfolio (30,668 Shares; cost $128,519)...................................         --
MFS Mid Cap Growth Portfolio (191,171 Shares; cost $1,164,579)..............................         --
MFS Research International Portfolio (42,327 Shares; cost $342,633).........................         --
Met/AIM Mid Cap Core Equity Portfolio (41,293 Shares; cost $412,327)........................         --
Met/AIM Small Cap Growth Portfolio (54,864 Shares; cost $504,097)...........................         --
State Street Research Concentrated International Portfolio (581 Shares; cost $5,048)........         --
American Fund
American Funds Growth Portfolio (245,589 Shares; cost $9,537,033)...........................         --
American Funds Growth-Income Portfolio (259,730 Shares; cost $7,632,751)....................         --
American Funds Global Small Cap Portfolio (125,422 Shares; cost $1,390,106).................         --
                                                                                             ----------
Total investments...........................................................................  1,235,184
Cash and Accounts Receivable................................................................         --
                                                                                             ----------
Total assets................................................................................  1,235,184
LIABILITIES:
Due to Metropolitan Life Insurance Company..................................................        681
                                                                                             ----------
NET ASSETS.................................................................................. $1,234,503
                                                                                             ==========
Outstanding Units (In Thousands)............................................................      1,138
Unit Values................................................................................. $     1.08

                       See Notes to Financial Statements

                                                                     METROPOLITAN FUND
-----------------------------------------------------------------------------------------------------------------------
             MetLife     MetLife
 Russell   Stock Index Stock Index   MetLife Mid   Morgan Stanley   Lehman Brothers      Janus      Neuberger Berman
2000 Index   Class A     Class B   Cap Stock Index   EAFE Index   Aggregate Bond Index  Growth   Partners Mid Cap Value
Portfolio   Portfolio   Portfolio     Portfolio      Portfolio         Portfolio       Portfolio       Portfolio
---------- ----------- ----------- --------------- -------------- -------------------- --------- ----------------------

$       -- $        -- $       --    $       --       $     --         $       --      $     --        $       --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
 1,820,831          --         --            --             --                 --            --                --
        --  32,283,489         --            --             --                 --            --                --
        --          --  1,629,915            --             --                 --            --                --
        --          --         --     1,929,555             --                 --            --                --
        --          --         --            --        947,061                 --            --                --
        --          --         --            --             --          6,811,230            --                --
        --          --         --            --             --                 --       300,036                --
        --          --         --            --             --                 --            --         2,692,333
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
        --          --         --            --             --                 --            --                --
---------- ----------- ----------    ----------       --------         ----------      --------        ----------
 1,820,831  32,283,489  1,629,915     1,929,555        947,061          6,811,230       300,036         2,692,333
        --          --    359,527            --             --                 --            --                --
---------- ----------- ----------    ----------       --------         ----------      --------        ----------
 1,820,831  32,283,489  1,989,442     1,929,555        947,061          6,811,230       300,036         2,692,333
     3,165     374,729         --         5,494          1,524             12,360           439             4,401
---------- ----------- ----------    ----------       --------         ----------      --------        ----------
$1,817,666 $31,908,760 $1,989,442    $1,924,061       $945,537         $6,798,870      $299,597        $2,687,932
========== =========== ==========    ==========       ========         ==========      ========        ==========
     1,956      11,436        604         2,232          1,350              5,544           566             2,012
$     0.93 $      2.70 $     2.82    $     0.86       $   0.70         $     1.23      $   0.53        $     1.34


                     State Street
Franklin Templeton     Research
 Small Cap Growth  Investment Trust
    Portfolio         Portfolio
------------------ ----------------

     $     --          $     --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
      790,608                --
           --           189,950
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
           --                --
     --------          --------
      790,608           189,950
           --                --
     --------          --------
      790,608           189,950
        1,285               354
     --------          --------
     $789,323          $189,596
     ========          ========
        1,263                40
     $   0.62          $   4.75

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES

                             AT DECEMBER 31, 2002

                                                                       METROPOLITAN FUND                FIDELITY FUND
                                                        ----------------------------------------------- -------------

                                                         State Street
                                                           Research     Harris Oakmark   State Street   Fidelity VIP
                                                        Large Cap Value Large Cap Value Research Aurora Equity-Income
                                                           Portfolio       Portfolio       Portfolio      Portfolio
                                                        --------------- --------------- --------------- -------------
ASSETS:
Investments at Value:
Zenith Fund
Zenith Equity Portfolio (988,964 Shares; cost
 $423,047,536).........................................     $    --        $     --       $        --    $        --
State Street Research Bond Income Portfolio (865,752
 Shares; cost $93,734,917).............................          --              --                --             --
State Street Research Money Market Portfolio (701,076
 Shares; cost $70,107,630).............................          --              --                --             --
MFS Total Return Portfolio (536,318 Shares; cost
 $92,733,803)..........................................          --              --                --             --
Harris Oakmark Focused Value Portfolio (317,045
 Shares; cost $49,105,483).............................          --              --                --             --
FI Structured Equity Portfolio (272,541 Shares; cost
 $54,549,693)..........................................          --              --                --             --
Loomis Sayles Small Cap Portfolio (305,463 Shares;
 cost $56,630,311).....................................          --              --                --             --
Salomon Brothers U.S. Government Portfolio (1,924,947
 Shares; cost $22,886,609).............................          --              --                --             --
Loomis Sayles Balanced Portfolio (1,738,069 Shares;
 cost $25,376,722).....................................          --              --                --             --
Alger Equity Growth Portfolio (5,323,427 Shares; cost
 $141,986,791).........................................          --              --                --             --
Davis Venture Value Portfolio (4,998,376 Shares; cost
 $111,684,130).........................................          --              --                --             --
Salomon Brothers Strategic Bond Opportunities
 Portfolio (1,944,144 Shares; cost $22,151,224)........          --              --                --             --
MFS Investors Trust Portfolio (71,678 Shares; cost
 $572,261).............................................          --              --                --             --
MFS Research Managers Portfolio (39,083 Shares; cost
 $291,547).............................................          --              --                --             --
FI Mid Cap Opportunities Portfolio (16,232 Shares;
 cost $134,952)........................................          --              --                --             --
Metropolitan Fund
Putnam International Stock Portfolio (1,410,552
 Shares; cost $16,041,045).............................          --              --                --             --
Putnam Large Cap Growth Portfolio (228,134 Shares;
 cost $1,045,149)......................................          --              --                --             --
Janus Mid Cap Portfolio (120,271 Shares; cost
 $1,854,343)...........................................          --              --                --             --
Russell 2000 Index Portfolio (223,141 Shares; cost
 $2,052,339)...........................................          --              --                --             --
MetLife Stock Index Class A Portfolio (1,379,047
 Shares; cost $45,192,870).............................          --              --                --             --
MetLife Stock Index Class B Portfolio (71,113 Shares;
 cost $1,859,991)......................................          --              --                --             --
MetLife Mid Cap Stock Index Portfolio (218,523 Shares;
 cost $2,196,540)......................................          --              --                --             --
Morgan Stanley EAFE Index Portfolio (131,903 Shares;
 cost $1,105,155)......................................          --              --                --             --
Lehman Brothers Aggregate Bond Index Portfolio
 (616,959 Shares; cost $6,522,617).....................          --              --                --             --
Janus Growth Portfolio (55,460 Shares; cost $387,818)..          --              --                --             --
Neuberger Berman Partners Mid Cap Value Portfolio
 (212,162 Shares; cost $2,882,175).....................          --              --                --             --
Franklin Templeton Small Cap Growth Portfolio (123,726
 Shares; cost $934,938)................................          --              --                --             --
State Street Research Investment Trust Portfolio
 (10,034 Shares; cost $229,708)........................          --              --                --             --
State Street Research Large Cap Value Portfolio (7,389
 Shares; cost $58,374).................................      58,742              --                --             --
Harris Oakmark Large Cap Value Portfolio (80,693
 Shares; cost $769,113)................................          --         773,847                --             --
State Street Research Aurora Portfolio (1,313,898
 Shares; cost $18,549,769).............................          --              --        14,544,847             --
Fidelity Fund
Fidelity VIP Equity--Income Portfolio (4,193,568
 Shares; cost $89,395,320).............................          --              --                --     76,155,196
Fidelity VIP Overseas Portfolio (2,997,842 Shares;
 cost $57,287,007).....................................          --              --                --             --
Met Investors Fund
Lord Abbett Bond Debenture Portfolio (111,295 Shares;
 cost $1,126,349)......................................          --              --                --             --
PIMCO Total Return Portfolio (1,284,528 Shares; cost
 $13,835,217)..........................................          --              --                --             --
PIMCO Innovation Portfolio (30,668 Shares; cost
 $128,519).............................................          --              --                --             --
MFS Mid Cap Growth Portfolio (191,171 Shares; cost
 $1,164,579)...........................................          --              --                --             --
MFS Research International Portfolio (42,327 Shares;
 cost $342,633)........................................          --              --                --             --
Met/AIM Mid Cap Core--Equity Portfolio (41,293 Shares;
 cost $412,327)........................................          --              --                --             --
Met/AIM Small Cap Growth Portfolio (54,864 Shares;
 cost $504,097)........................................          --              --                --             --
State Street Research Concentrated International
 Portfolio (581 Shares; cost $5,048)...................          --              --                --             --
American Fund
American Funds Growth Portfolio (245,589 Shares; cost
 $9,537,033)...........................................          --              --                --             --
American Funds Growth--Income Portfolio (259,730
 Shares; cost $7,632,751)..............................          --              --                --             --
American Funds Global Small Cap Portfolio (125,422
 Shares; cost $1,390,106)..............................          --              --                --             --
                                                            -------        --------       -----------    -----------
Total investments......................................      58,742         773,847        14,544,847     76,155,196
Cash and Accounts Receiveable..........................          --              --                --             --
                                                            -------        --------       -----------    -----------
Total assets...........................................      58,742         773,847        14,544,847     76,155,196
LIABILITIES:
Due to Metropolitan Life Insurance Company.............         145           1,667            18,059        467,882
                                                            -------        --------       -----------    -----------
NET ASSETS.............................................     $58,597        $772,180       $14,526,788    $75,687,314
                                                            =======        ========       ===========    ===========
Outstanding Units (In Thousands).......................          74             793            13,358         19,948
Unit Values............................................     $  0.79        $   0.97       $      1.09    $      3.79

                       See Notes to Financial Statements

FIDELITY FUND                                            MET INVESTORS FUND
------------- --------------------------------------------------------------------------------------------------------
                                                                                                         State Street
                                                                         MFS        Met/AIM     Met/AIM    Research
Fidelity VIP   Lord Abbett      PIMCO       PIMCO         MFS         Research    Mid Cap Core Small Cap Concentrated
  Overseas    Bond Debenture Total Return Innovation Mid Cap Growth International    Equity     Growth   International
  Portfolio     Portfolio     Portfolio   Portfolio    Portfolio      Portfolio    Portfolio   Portfolio   Portfolio
------------- -------------- ------------ ---------- -------------- ------------- ------------ --------- -------------

 $        --    $       --   $        --   $    --      $     --      $     --      $     --   $     --     $   --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --

          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --

          --            --            --        --            --            --            --         --         --
  32,916,306            --            --        --            --            --            --         --         --

          --     1,136,317            --        --            --            --            --         --         --
          --            --    14,502,322        --            --            --            --         --         --
          --            --            --    93,231            --            --            --         --         --
          --            --            --        --       887,034            --            --         --         --
          --            --            --        --            --       316,179            --         --         --
          --            --            --        --            --            --       405,499         --         --
          --            --            --        --            --            --            --    472,926         --
          --            --            --        --            --            --            --         --      5,156

          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
          --            --            --        --            --            --            --         --         --
 -----------    ----------   -----------   -------      --------      --------      --------   --------     ------
  32,916,306     1,136,317    14,502,322    93,231       887,034       316,179       405,499    472,926      5,156
     201,723            --            --        --            --        39,342         2,106         --      2,714
 -----------    ----------   -----------   -------      --------      --------      --------   --------     ------
  33,118,029     1,136,317    14,502,322    93,231       887,034       355,521       407,605    472,926      7,870

          --         2,180       328,244       139         1,580            --            --      1,046         --
 -----------    ----------   -----------   -------      --------      --------      --------   --------     ------
 $33,118,029    $1,134,137   $14,174,078   $93,092      $885,454      $355,521      $407,605   $471,880     $7,870
 ===========    ==========   ===========   =======      ========      ========      ========   ========     ======
      21,188           841        12,468       314         1,946           482           418        557          9
 $      1.56    $     1.35   $      1.14   $  0.30      $   0.46      $   0.74      $   0.97   $   0.85     $ 0.88

           AMERICAN FUND
-----------------------------------
                         American
American     American      Funds
  Funds        Funds      Global
 Growth    Growth-Income Small Cap
Portfolio    Portfolio   Portfolio
---------- ------------- ----------

$       --  $       --   $       --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --

        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --

        --          --           --
        --          --           --

        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --
        --          --           --

 8,175,640          --           --
        --   6,628,309           --
        --          --    1,157,645
----------  ----------   ----------
 8,175,640   6,628,309    1,157,645
        --          --           --
----------  ----------   ----------
 8,175,640   6,628,309    1,157,645

    51,414      11,988       52,842
----------  ----------   ----------
$8,124,226  $6,616,321   $1,104,803
==========  ==========   ==========
       986         999        1,031
$     8.24  $     6.62   $     1.07

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                               ZENITH FUND
                                                   -------------------------------------------------------------------
                                                                 State Street State Street
                                                                   Research     Research       MFS       Harris Oakmark
                                                   Zenith Equity Bond Income  Money Market Total Return  Focused Value
                                                     Portfolio    Portfolio    Portfolio    Portfolio      Portfolio
                                                   ------------- ------------ ------------ ------------  --------------
INVESTMENT (LOSS) INCOME:
Income:
 Dividends........................................ $  1,276,417   $4,943,036   $1,012,162  $  9,387,019   $   129,134
                                                   ------------   ----------   ----------  ------------   -----------
Expenses:
 Mortality and expense charges....................    3,438,590    1,034,227      735,855       774,618       568,471
 Administrative charges...........................    1,447,827      435,464      309,833       326,155       239,356
                                                   ------------   ----------   ----------  ------------   -----------
  Total Expenses..................................    4,886,417    1,469,691    1,045,688     1,100,773       807,827
                                                   ------------   ----------   ----------  ------------   -----------
Net investment (loss) income......................   (3,610,000)   3,473,345      (33,526)    8,286,246      (678,693)
                                                   ------------   ----------   ----------  ------------   -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security
 transactions.....................................  (30,508,130)     388,702           --    (3,550,137)    1,166,113
Change in unrealized (depreciation) appreciation
 of investments...................................  (56,816,463)   2,750,400           --   (10,248,413)   (8,034,902)
                                                   ------------   ----------   ----------  ------------   -----------
Net realized and unrealized (losses) gains on
 investments......................................  (87,324,593)   3,139,102           --   (13,798,550)   (6,868,789)
                                                   ------------   ----------   ----------  ------------   -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.................................. $(90,934,593)  $6,612,447   $  (33,526) $ (5,512,304)  $(7,547,482)
                                                   ============   ==========   ==========  ============   ===========

(a) For the period May 1, 2002 to December 31, 2002

                       See Notes to Financial Statements

                                                              ZENITH FUND
----------------------------------------------------------------------------------------------------------------------
     FI                                        Loomis                                 Salomon Brothers
 Structured   Loomis Sayles Salomon Brothers   Sayles         Alger         Davis      Strategic Bond        MFS
   Equity       Small Cap   U.S. Government   Balanced    Equity Growth Venture Value  Opportunities   Investors Trust
 Portfolio      Portfolio      Portfolio      Portfolio     Portfolio     Portfolio      Portfolio        Portfolio
 ----------   ------------- ---------------- -----------  ------------- ------------- ---------------- ---------------

$    415,985  $     64,324     $  842,115    $   533,823  $         --  $  1,086,636     $1,646,929       $   1,713
------------  ------------     ----------    -----------  ------------  ------------     ----------       ---------
     439,731       566,144        204,218        216,394     1,162,232     1,193,894        236,208           4,174
     185,150       238,377         85,987         91,113       489,361       502,692         99,456           1,756
------------  ------------     ----------    -----------  ------------  ------------     ----------       ---------
     624,881       804,521        290,205        307,507     1,651,593     1,696,586        335,664           5,930
------------  ------------     ----------    -----------  ------------  ------------     ----------       ---------
    (208,896)     (740,197)       551,910        226,316    (1,651,593)     (609,950)     1,311,265          (4,217)
------------  ------------     ----------    -----------  ------------  ------------     ----------       ---------
  (3,628,380)   (2,046,437)       161,124     (1,715,006)    1,439,123     8,699,057       (731,938)        (16,212)
  (6,827,043)  (11,843,602)       467,380     (2,122,514)  (45,727,413)  (32,461,073)     1,154,998         (89,212)
------------  ------------     ----------    -----------  ------------  ------------     ----------       ---------
 (10,455,423)  (13,890,039)       628,504     (3,837,520)  (44,288,290)  (23,762,016)       423,060        (105,424)
------------  ------------     ----------    -----------  ------------  ------------     ----------       ---------
$(10,664,319) $(14,630,236)    $1,180,414    $(3,611,204) $(45,939,883) $(24,371,966)    $1,734,325       $(109,641)
============  ============     ==========    ===========  ============  ============     ==========       =========




       MFS
Research Managers
    Portfolio
-----------------


    $    176
    --------
       1,746
         735
    --------
       2,481
    --------
      (2,305)
    --------
     (12,331)
     (27,227)
    --------
     (39,558)
    --------
    $(41,863)
    ========


                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 2002

                                     ZENITH FUND                       METROPOLITAN FUND
                                    ------------- -----------------------------------------------------------

                                         FI          Putnam      Putnam                             MetLife
                                       Mid Cap    International Large Cap    Janus     Russell    Stock Index
                                    Opportunities     Stock      Growth     Mid Cap   2000 Index    Class A
                                    Portfolio (a)   Portfolio   Portfolio  Portfolio  Portfolio    Portfolio
                                    ------------- ------------- ---------  ---------  ---------- ------------
INVESTMENT (LOSS) INCOME:
Income:
 Dividends.........................    $    --     $   117,241  $      --  $      --  $   9,314  $    723,457
                                       -------     -----------  ---------  ---------  ---------  ------------
Expenses:
 Mortality and expense charges.....        493         130,251      9,725     17,876     16,304       406,663
 Administrative charges............        208          54,843      4,095      7,527      6,865       171,226
                                       -------     -----------  ---------  ---------  ---------  ------------
  Total Expenses...................        701         185,094     13,820     25,403     23,169       577,889
                                       -------     -----------  ---------  ---------  ---------  ------------
Net investment (loss) income.......       (701)        (67,853)   (13,820)   (25,403)   (13,855)      145,568
                                       -------     -----------  ---------  ---------  ---------  ------------
NET REALIZED AND UNREALIZED
 (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............       (928)     (1,065,903)  (243,054)  (557,944)  (141,413)   (2,879,897)
Change in unrealized
 (depreciation) appreciation of
 investments.......................     (2,173)     (1,596,667)  (110,976)  (147,395)  (288,952)   (8,656,415)
                                       -------     -----------  ---------  ---------  ---------  ------------
Net realized and unrealized
 (losses) gains on investments.....     (3,101)     (2,662,570)  (354,030)  (705,339)  (430,365)  (11,536,312)
                                       -------     -----------  ---------  ---------  ---------  ------------
NET (DECREASE) INCREASE IN NET
 ASSETS RESULTING FROM OPERATIONS..    $(3,802)    $(2,730,423) $(367,850) $(730,742) $(444,220) $(11,390,744)
                                       =======     ===========  =========  =========  =========  ============

(a) For the period May 1, 2002 to December 31, 2002

                       See Notes to Financial Statements

                                                 METROPOLITAN FUND
-------------------------------------------------------------------------------------------------------------------
                                         Lehman                              Franklin   State Street
  MetLife     MetLife                   Brothers                Neuberger    Templeton    Research    State Street
Stock Index   Mid Cap   Morgan Stanley Aggregate    Janus    Berman Partners Small Cap   Investment     Research
  Class B   Stock Index   EAFE Index   Bond Index  Growth     Mid Cap Value   Growth       Trust     Large Cap Value
 Portfolio   Portfolio    Portfolio    Portfolio  Portfolio     Portfolio    Portfolio   Portfolio    Portfolio (a)
----------- ----------- -------------- ---------- ---------  --------------- ---------  ------------ ---------------
 $  17,822   $   5,750    $   3,025     $ 74,425  $      --     $   2,228    $      --    $  1,092       $   291
 ---------   ---------    ---------     --------  ---------     ---------    ---------    --------       -------
    13,098      19,184        8,399       40,492      3,088        55,675        8,226       2,355           284
     5,515       8,077        3,537       17,050      1,300        23,442        3,464         991           120
 ---------   ---------    ---------     --------  ---------     ---------    ---------    --------       -------
    18,613      27,261       11,936       57,542      4,388        79,117       11,690       3,346           404
 ---------   ---------    ---------     --------  ---------     ---------    ---------    --------       -------
      (791)    (21,511)      (8,911)      16,883     (4,388)      (76,889)     (11,690)     (2,254)         (113)
 ---------   ---------    ---------     --------  ---------     ---------    ---------    --------       -------
  (124,166)    (66,935)     (33,416)      37,698    (31,592)       (4,590)    (137,408)    (33,987)       (5,800)
  (213,226)   (331,241)    (123,148)     258,482    (92,904)     (210,939)    (152,976)    (34,312)          369
 ---------   ---------    ---------     --------  ---------     ---------    ---------    --------       -------
  (337,392)   (398,176)    (156,564)     296,180   (124,496)     (215,529)    (290,384)    (68,299)       (5,431)
 ---------   ---------    ---------     --------  ---------     ---------    ---------    --------       -------
 $(338,183)  $(419,687)   $(165,475)    $313,063  $(128,884)    $(292,418)   $(302,074)   $(70,553)      $(5,544)
 =========   =========    =========     ========  =========     =========    =========    ========       =======

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 2002


                                                 METROPOLITAN FUND               FIDELITY FUND            MET INVESTORS FUND
                                          ------------------------------  --------------------------  --------------------------
                                          Harris Oakmark   State Street   Fidelity VIP  Fidelity VIP   Lord Abbett      PIMCO
                                          Large Cap Value Research Aurora Equity-Income   Overseas    Bond Debenture Total Return
                                           Portfolio (a)     Portfolio      Portfolio    Portfolio      Portfolio     Portfolio
                                          --------------- --------------- ------------- ------------  -------------- ------------
INVESTMENT (LOSS) INCOME:
Income:
 Dividends...............................    $  4,657       $    97,927   $  4,174,231  $    376,097     $ 43,795     $      --
                                             --------       -----------   ------------  ------------     --------     ---------
Expenses:
 Mortality and expense charges...........       2,591           178,876        947,429       437,197        6,971        81,599
 Administrative charges..................       1,091            75,316        398,917       184,083        2,935        34,358
                                             --------       -----------   ------------  ------------     --------     ---------
  Total Expenses.........................       3,682           254,192      1,346,346       621,280        9,906       115,957
                                             --------       -----------   ------------  ------------     --------     ---------
Net investment (loss) income.............         975          (156,265)     2,827,885      (245,183)      33,889      (115,957)
                                             --------       -----------   ------------  ------------     --------     ---------
NET REALIZED AND UNREALIZED (LOSSES)
 GAINS ON INVESTMENTS:
Net realized (losses) gains from
 security transactions...................     (30,923)         (436,673)     2,201,626   (10,400,620)     (36,063)       58,689
Change in unrealized (depreciation)
 appreciation of investments.............       4,734        (4,626,683)   (24,300,711)      655,548        7,102       687,898
                                             --------       -----------   ------------  ------------     --------     ---------
Net realized and unrealized (losses)
 gains on investments....................     (26,189)       (5,063,356)   (22,099,085)   (9,745,072)     (28,961)      746,587
                                             --------       -----------   ------------  ------------     --------     ---------
NET (DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS...............    $(25,214)      $(5,219,621)  $(19,271,200) $ (9,990,255)    $  4,928     $ 630,630
                                             ========       ===========   ============  ============     ========     =========

(a) For the period May 1, 2002 to December 31, 2002

                       See Notes to Financial Statements

                                        MET INVESTORS FUND
-------------------------------------------------------------------------------------------------
                               MFS                                           State Street Research
  PIMCO         MFS         Research          Met/AIM           Met/AIM          Concentrated
Innovation Mid Cap Growth International Mid Cap Core Equity Small Cap Growth     International
Portfolio    Portfolio      Portfolio      Portfolio (a)     Portfolio (a)       Portfolio (a)
---------- -------------- ------------- ------------------- ---------------- ---------------------
$      --    $   5,280      $    531         $    498           $     --             $  11
---------    ---------      --------         --------           --------             -----
    1,507        7,559         3,042            1,595              2,077                39
      634        3,183         1,281              672                874                17
---------    ---------      --------         --------           --------             -----
    2,141       10,742         4,323            2,267              2,951                56
---------    ---------      --------         --------           --------             -----
   (2,141)      (5,462)       (3,792)          (1,769)            (2,951)              (45)
---------    ---------      --------         --------           --------             -----
  (53,227)    (198,316)      (13,840)         (15,968)           (15,226)             (716)
  (50,892)    (251,725)      (23,402)          (6,828)           (31,172)              108
---------    ---------      --------         --------           --------             -----
 (104,119)    (450,041)      (37,242)         (22,796)           (46,398)             (608)
---------    ---------      --------         --------           --------             -----

$(106,260)   $(455,503)     $(41,034)        $(24,565)          $(49,349)            $(653)
=========    =========      ========         ========           ========             =====

               AMERICAN FUND
------------------------------------------
 American      American        American
   Funds         Funds          Funds
  Growth     Growth-Income Global Small Cap
 Portfolio     Portfolio      Portfolio
-----------  ------------- ----------------
$     2,688   $    68,644     $   7,877
-----------   -----------     ---------
     74,034        63,912        11,464
     31,172        26,911         4,827
-----------   -----------     ---------
    105,206        90,823        16,291
-----------   -----------     ---------
   (102,518)      (22,179)       (8,414)
-----------   -----------     ---------
   (231,005)     (145,477)      (15,274)
 (1,492,368)   (1,084,737)     (256,819)
-----------   -----------     ---------
 (1,723,373)   (1,230,214)     (272,093)
-----------   -----------     ---------

$(1,825,891)  $(1,252,393)    $(280,507)
===========   ===========     =========

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                      STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                                                 ZENITH FUND
                                                          ---------------------------------------------------------------
                                                                  Zenith Equity         State Street Research Bond Income
                                                                    Portfolio                     Portfolio
                                                          ----------------------------  --------------------------------
                                                           For the Year   For the Year   For the Year     For the Year
                                                          Ended December Ended December Ended December   Ended December
                                                             31, 2002       31, 2001       31, 2002         31, 2001
                                                          -------------- -------------- --------------   --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment (loss) income............................ $  (3,610,000) $      24,181   $  3,473,345     $  6,744,306
 Net realized (losses) gains from security transactions..   (30,508,130)    (3,928,155)       388,702          188,981
 Change in net unrealized (deprecation) appreciation of
  investments............................................   (56,816,463)  (109,013,901)     2,750,400         (161,579)
                                                          -------------  -------------   ------------     ------------
   Net (decrease) increase in net assets resulting from
    operations...........................................   (90,934,593)  (112,917,875)     6,612,447        6,771,708
                                                          -------------  -------------   ------------     ------------
From capital transactions:
 Net premiums............................................     6,019,145     10,225,498      2,087,433          124,404
 Redemptions.............................................   (48,867,642)   (59,689,056)   (13,724,617)     (12,722,519)
                                                          -------------  -------------   ------------     ------------
   Total net (redemptions) premiums......................   (42,848,497)   (49,463,558)   (11,637,184)     (12,598,115)
 Net portfolio transfers.................................   (38,293,674)   (39,318,826)      (330,273)      12,918,279
 Net other transfers.....................................    (2,235,389)    (2,479,742)    (1,266,594)        (937,980)
                                                          -------------  -------------   ------------     ------------
   Net (decrease) increase in net assets resulting from
    capital transactions.................................   (83,377,560)   (91,262,126)   (13,234,051)        (617,816)
                                                          -------------  -------------   ------------     ------------
NET CHANGE IN NET ASSETS.................................  (174,312,153)  (204,180,001)    (6,621,604)       6,153,892
NET ASSETS--BEGINNING OF PERIOD..........................   435,031,241    639,211,242    104,127,961       97,974,069
                                                          -------------  -------------   ------------     ------------
NET ASSETS--END OF PERIOD................................ $ 260,719,088  $ 435,031,241   $ 97,506,357     $104,127,961
                                                          =============  =============   ============     ============


                                                          State Street Research Money Market
                                                                    Portfolio
                                                          ---------------------------------
                                                           For the Year      For the Year
                                                          Ended December    Ended December
                                                             31, 2002          31, 2001
                                                          --------------    --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment (loss) income............................  $    (33,526)     $  1,524,578
 Net realized (losses) gains from security transactions..            --                --
 Change in net unrealized (deprecation) appreciation of
  investments............................................            --                --
                                                           ------------      ------------
   Net (decrease) increase in net assets resulting from
    operations...........................................       (33,526)        1,524,578
                                                           ------------      ------------
From capital transactions:
 Net premiums............................................     1,794,194         2,156,583
 Redemptions.............................................   (39,086,624)      (24,392,201)
                                                           ------------      ------------
   Total net (redemptions) premiums......................   (37,292,430)      (22,235,618)
 Net portfolio transfers.................................    38,523,112        19,052,961
 Net other transfers.....................................    (1,158,856)         (275,335)
                                                           ------------      ------------
   Net (decrease) increase in net assets resulting from
    capital transactions.................................        71,826        (3,457,992)
                                                           ------------      ------------
NET CHANGE IN NET ASSETS.................................        38,300        (1,933,414)
NET ASSETS--BEGINNING OF PERIOD..........................    70,556,513        72,489,927
                                                           ------------      ------------
NET ASSETS--END OF PERIOD................................  $ 70,594,813      $ 70,556,513
                                                           ============      ============

                       See Notes to Financial Statements

                                                      ZENITH FUND
----------------------------------------------------------------------------------------------------------------------
      MFS Total Return        Harris Oakmark Focused Value      FI Structured Equity         Loomis Sayles Small Cap
          Portfolio                     Portfolio                     Portfolio                     Portfolio
----------------------------  ----------------------------  ----------------------------  ----------------------------
 For the Year   For the Year   For the Year   For the Year   For the Year   For the Year   For the Year   For the Year
Ended December Ended December Ended December Ended December Ended December Ended December Ended December Ended December
   31, 2002       31, 2001       31, 2002       31, 2001       31, 2002       31, 2001       31, 2002       31, 2001
-------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------

 $  8,286,246   $ 19,736,539   $  (678,693)   $  (579,817)   $   (208,896)  $   (479,262)  $   (740,197)  $  4,883,189
   (3,550,137)     1,554,555     1,166,113        489,188      (3,628,380)     2,939,735     (2,046,437)     4,937,022

  (10,248,413)   (27,280,489)   (8,034,902)    10,359,501      (6,827,043)   (14,541,044)   (11,843,602)   (20,429,372)
 ------------   ------------   -----------    -----------    ------------   ------------   ------------   ------------

   (5,512,304)    (5,989,395)   (7,547,482)    10,268,872     (10,664,319)   (12,080,571)   (14,630,236)   (10,609,161)
 ------------   ------------   -----------    -----------    ------------   ------------   ------------   ------------

    1,050,682      1,622,059     1,434,321      1,228,332         949,702      1,545,363      1,409,483      2,275,551
  (13,277,786)   (16,143,945)   (7,444,658)    (4,474,746)     (5,413,972)    (8,262,106)    (7,137,917)    (9,335,330)
 ------------   ------------   -----------    -----------    ------------   ------------   ------------   ------------
  (12,227,104)   (14,521,886)   (6,010,337)    (3,246,414)     (4,464,270)    (6,716,743)    (5,728,434)    (7,059,779)
   (5,240,656)    (4,120,615)    5,500,999     22,422,663      (7,936,447)    (6,773,735)    (7,864,878)   (10,809,962)
     (889,476)    (1,009,824)     (666,132)      (159,542)       (327,169)      (265,160)      (230,985)      (222,602)
 ------------   ------------   -----------    -----------    ------------   ------------   ------------   ------------

  (18,357,236)   (19,652,325)   (1,175,470)    19,016,707     (12,727,886)   (13,755,638)   (13,824,297)   (18,092,343)
 ------------   ------------   -----------    -----------    ------------   ------------   ------------   ------------
  (23,869,540)   (25,641,720)   (8,722,952)    29,285,579     (23,392,205)   (25,836,209)   (28,454,533)   (28,701,504)
   88,083,487    113,725,207    62,347,780     33,062,201      57,420,578     83,256,787     70,863,710     99,565,214
 ------------   ------------   -----------    -----------    ------------   ------------   ------------   ------------
 $ 64,213,947   $ 88,083,487   $53,624,828    $62,347,780    $ 34,028,373   $ 57,420,578   $ 42,409,177   $ 70,863,710
 ============   ============   ===========    ===========    ============   ============   ============   ============

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                      STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                      ZENITH FUND
                                    ------------------------------------------------------------------------------
                                        Salomon Brothers
                                         U.S. Government       Loomis Sayles Balanced       Alger Equity Growth
                                            Portfolio                 Portfolio                  Portfolio
                                    ------------------------  ------------------------  --------------------------

                                    For the Year For the Year For the Year For the Year For the Year  For the Year
                                       Ended        Ended        Ended        Ended        Ended         Ended
                                    December 31, December 31, December 31, December 31, December 31,  December 31,
                                        2002         2001         2002         2001         2002          2001
                                    ------------ ------------ ------------ ------------ ------------  ------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment (loss) income...... $   551,910  $   673,955  $   226,316  $   727,835  $ (1,651,593) $  8,089,155
 Net realized (losses) gains from
  security transactions............     161,124          804   (1,715,006)      15,163     1,439,123    12,757,801
 Change in net unrealized
  (deprecation) appreciation of
  investments......................     467,380       (6,796)  (2,122,514)  (2,578,269)  (45,727,413)  (47,736,901)
                                    -----------  -----------  -----------  -----------  ------------  ------------
  Net (decrease) increase in net
    assets resulting from
    operations.....................   1,180,414      667,963   (3,611,204)  (1,835,271)  (45,939,883)  (26,889,945)
                                    -----------  -----------  -----------  -----------  ------------  ------------
From capital transactions:
 Net premiums......................     675,337      314,686      585,709      934,245     2,545,173     4,421,903
 Redemptions.......................  (4,146,998)  (1,930,970)  (2,531,275)  (2,691,601)  (13,738,492)  (19,009,529)
                                    -----------  -----------  -----------  -----------  ------------  ------------
  Total net (redemptions) premiums.  (3,471,661)  (1,616,284)  (1,945,566)  (1,757,356)  (11,193,319)  (14,587,626)
 Net portfolio transfers...........   9,836,315    4,584,332   (1,937,068)  (1,583,350)  (17,504,025)  (15,965,828)
 Net other transfers...............     (17,246)     (47,483)      30,444     (118,882)     (255,061)     (710,606)
                                    -----------  -----------  -----------  -----------  ------------  ------------
  Net (decrease) increase in net
    assets resulting from capital
    transactions...................   6,347,408    2,920,565   (3,852,190)  (3,459,588)  (28,952,405)  (31,264,060)
                                    -----------  -----------  -----------  -----------  ------------  ------------
NET CHANGE IN NET ASSETS...........   7,527,822    3,588,528   (7,463,394)  (5,294,859)  (74,892,288)  (58,154,005)
NET ASSETS--BEGINNING OF PERIOD....  16,195,019   12,606,491   25,743,738   31,038,597   148,502,725   206,656,730
                                    -----------  -----------  -----------  -----------  ------------  ------------
NET ASSETS--END OF PERIOD.......... $23,722,841  $16,195,019  $18,280,344  $25,743,738  $ 73,610,437  $148,502,725
                                    ===========  ===========  ===========  ===========  ============  ============

                       See Notes to Financial Statements

                                                 ZENITH FUND
---------------------------------------------------------------------------------------------------------------
                                Salomon Brothers
    Davis Venture Value     Strategic Bond Opportunities     MFS Investors Trust        MFS Research Managers
         Portfolio                  Portfolio                     Portfolio                   Portfolio
--------------------------  ---------------------------  --------------------------  --------------------------
                                                                      For the Period              For the Period
For the Year  For the Year  For the Year   For the Year  For the Year    July 2,     For the Year    July 2,
   Ended         Ended         Ended          Ended         Ended        2001 to        Ended        2001 to
December 31,  December 31,  December 31,   December 31,  December 31,  December 31,  December 31,  December 31,
    2002          2001          2002           2001          2002          2001          2002          2001
------------  ------------  ------------   ------------  ------------ -------------- ------------ --------------
$   (609,950) $ 15,158,003  $ 1,311,265    $ 1,607,758    $  (4,217)     $ (1,216)     $ (2,305)     $   (600)
   8,699,057     8,556,177     (731,938)      (315,819)     (16,212)         (669)      (12,331)         (241)
 (32,461,073)  (46,827,008)   1,154,998        (77,066)     (89,212)        5,079       (27,227)        3,400
------------  ------------  -----------    -----------    ---------      --------      --------      --------
 (24,371,966)  (23,112,828)   1,734,325      1,214,873     (109,641)        3,194       (41,863)        2,559
------------  ------------  -----------    -----------    ---------      --------      --------      --------
   2,787,035     4,092,197      322,687        537,992        6,176       115,083         2,895        73,006
 (14,266,015)  (16,056,301)  (3,481,789)    (3,133,266)     (14,338)         (139)       (6,738)       (7,986)
------------  ------------  -----------    -----------    ---------      --------      --------      --------
 (11,478,980)  (11,964,104)  (3,159,102)    (2,595,274)      (8,162)      114,944        (3,843)       65,020
 (11,832,410)   (1,765,902)    (205,596)       428,110      347,446       141,024       210,350        60,458
    (505,915)     (546,490)       5,658       (146,831)      (1,547)           --        (4,573)           --
------------  ------------  -----------    -----------    ---------      --------      --------      --------
 (23,817,305)  (14,276,496)  (3,359,040)    (2,313,995)     337,737       255,968       201,934       125,478
------------  ------------  -----------    -----------    ---------      --------      --------      --------
 (48,189,271)  (37,389,324)  (1,624,715)    (1,099,122)     228,096       259,162       160,071       128,037
 145,043,696   182,433,020   23,845,445     24,944,567      259,162            --       128,037            --
------------  ------------  -----------    -----------    ---------      --------      --------      --------
$ 96,854,425  $145,043,696  $22,220,730    $23,845,445    $ 487,258      $259,162      $288,108      $128,037
============  ============  ===========    ===========    =========      ========      ========      ========

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                      STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                           ZENITH FUND                                   METROPOLITAN FUND
                                                          -------------- ------------------------------------------------------
                                                                FI
                                                             Mid Cap
                                                          Opportunities  Putnam International Stock   Putnam Large Cap Growth
                                                            Portfolio            Portfolio                   Portfolio
                                                          -------------- ------------------------   --------------------------
                                                          For the Period                                         For the Period
                                                              May 1,     For the Year  For the Year For the Year  January 22,
                                                             2002 to        Ended         Ended        Ended        2001 to
                                                           December 31,  December 31,  December 31, December 31,  December 31,
                                                               2002          2002          2001         2002          2001
                                                          -------------- ------------  ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
Net investment (loss) income.............................    $   (701)   $   (67,853)  $   379,048   $  (13,820)   $  (15,349)
 Net realized (losses) gains from security transactions..        (928)    (1,065,903)     (798,998)    (243,054)     (118,179)
 Change in net unrealized (deprecation) appreciation of
  investments............................................      (2,173)    (1,596,667)   (3,949,717)    (110,976)     (115,174)
                                                             --------    -----------   -----------   ----------    ----------
 Net (decrease) increase in net assets resulting from
  operations.............................................      (3,802)    (2,730,423)   (4,369,667)    (367,850)     (248,702)
                                                             --------    -----------   -----------   ----------    ----------
From capital transactions:
 Net premiums............................................         651        335,206       293,471       40,769        15,659
 Redemptions.............................................      (5,173)    (1,556,925)   (1,978,187)    (157,727)     (145,834)
                                                             --------    -----------   -----------   ----------    ----------
   Total net (redemptions) premiums......................      (4,522)    (1,221,719)   (1,684,716)    (116,958)     (130,175)
 Net portfolio transfers.................................     140,696        343,710       382,412       77,759     1,602,191
 Net other transfers.....................................         109         48,506       (36,141)       2,081            --
                                                             --------    -----------   -----------   ----------    ----------
   Net (decrease) increase in net assets resulting from
    capital transactions.................................     136,283       (829,503)   (1,338,445)     (37,118)    1,472,016
                                                             --------    -----------   -----------   ----------    ----------
NET CHANGE IN NET ASSETS.................................     132,481     (3,559,926)   (5,708,112)    (404,968)    1,223,314
NET ASSETS--BEGINNING OF PERIOD..........................          --     14,494,843    20,202,955    1,223,314            --
                                                             --------    -----------   -----------   ----------    ----------
NET ASSETS--END OF PERIOD................................    $132,481    $10,934,917   $14,494,843   $  818,346    $1,223,314
                                                             ========    ===========   ===========   ==========    ==========




                                                                 Janus Mid Cap
                                                                   Portfolio
                                                          --------------------------
                                                                       For the Period
                                                          For the Year  January 22,
                                                             Ended        2001 to
                                                          December 31,  December 31,
                                                              2002          2001
                                                          ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
Net investment (loss) income............................. $   (25,403)   $  (32,661)
 Net realized (losses) gains from security transactions..    (557,944)     (275,115)
 Change in net unrealized (deprecation) appreciation of
  investments............................................    (147,395)     (471,765)
                                                          -----------    ----------
 Net (decrease) increase in net assets resulting from
  operations.............................................    (730,742)     (779,541)
                                                          -----------    ----------
From capital transactions:
 Net premiums............................................      52,231       105,280
 Redemptions.............................................    (176,826)     (191,688)
                                                          -----------    ----------
   Total net (redemptions) premiums......................    (124,595)      (86,408)
 Net portfolio transfers.................................    (336,732)    3,290,327
 Net other transfers.....................................       2,194            --
                                                          -----------    ----------
   Net (decrease) increase in net assets resulting from
    capital transactions.................................    (459,133)    3,203,919
                                                          -----------    ----------
NET CHANGE IN NET ASSETS.................................  (1,189,875)    2,424,378
NET ASSETS--BEGINNING OF PERIOD..........................   2,424,378            --
                                                          -----------    ----------
NET ASSETS--END OF PERIOD................................ $ 1,234,503    $2,424,378
                                                          ===========    ==========

                       See Notes to Financial Statements

                                               METROPOLITAN FUND
---------------------------------------------------------------------------------------------------------------

    Russell 2000 Index          MetLife Stock Index          MetLife Stock Index     MetLife Mid Cap Stock Index
         Portfolio               Class A Portfolio            Class B Portfolio               Portfolio
--------------------------  ---------------------------  --------------------------  --------------------------
             For the Period               For the Period              For the Period              For the Period
For the Year  January 22,   For the Year   January 22,   For the Year  January 22,   For the Year  January 22,
   Ended        2001 to        Ended         2001 to        Ended        2001 to        Ended        2001 to
December 31,  December 31,  December 31,   December 31,  December 31,  December 31,  December 31,  December 31,
    2002          2001          2002           2001          2002          2001          2002          2001
------------ -------------- ------------  -------------- ------------ -------------- ------------ --------------

 $  (13,855)   $  (10,148)  $    145,568   $  1,778,821   $     (791)  $  (481,543)   $  (21,511)   $  (12,526)
   (141,413)       (9,047)    (2,879,897)    20,038,481     (124,166)       16,581       (66,935)         (339)

   (288,952)       57,443     (8,656,415)   (30,601,808)    (213,226)      (16,849)     (331,241)       64,256
 ----------    ----------   ------------   ------------   ----------   -----------    ----------    ----------

   (444,220)       38,248    (11,390,744)    (8,784,506)    (338,183)     (481,811)     (419,687)       51,391
 ----------    ----------   ------------   ------------   ----------   -----------    ----------    ----------

     35,622        10,125         38,678        705,402      150,910       802,943        48,854        28,416
   (125,059)      (45,705)      (240,712)    (3,220,796)     (99,859)   (5,374,982)     (141,590)      (79,547)
 ----------    ----------   ------------   ------------   ----------   -----------    ----------    ----------
    (89,437)      (35,580)      (202,034)    (2,515,394)      51,051    (4,572,039)      (92,736)      (51,131)
  1,098,910     1,245,242         66,556     (6,944,777)     988,991     6,063,750       899,705     1,522,934
      4,503            --     (8,199,062)      (141,335)     341,943       (64,260)       13,585            --
 ----------    ----------   ------------   ------------   ----------   -----------    ----------    ----------

  1,013,976     1,209,662     (8,334,540)    (9,601,506)   1,381,985     1,427,451       820,554     1,471,803
 ----------    ----------   ------------   ------------   ----------   -----------    ----------    ----------
    569,756     1,247,910    (19,725,284)   (18,386,012)   1,043,802       945,640       400,867     1,523,194
  1,247,910            --     51,634,044     70,020,056      945,640            --     1,523,194            --
 ----------    ----------   ------------   ------------   ----------   -----------    ----------    ----------
 $1,817,666    $1,247,910   $ 31,908,760   $ 51,634,044   $1,989,442   $   945,640    $1,924,061    $1,523,194
 ==========    ==========   ============   ============   ==========   ===========    ==========    ==========

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                      STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                                        METROPOLITAN FUND
                                           -----------------------------------------------------------------------
                                                                                         Lehman Brothers
                                                Morgan Stanley EAFE Index             Aggregate Bond Index
                                                        Portfolio                           Portfolio
                                           ----------------------------------  ----------------------------------
                                                              For the Period                      For the Period
                                             For the Year    January 22, 2001    For the Year    January 22, 2001
                                                 Ended              to               Ended              to
                                           December 31, 2002 December 31, 2001 December 31, 2002 December 31, 2001
                                           ----------------- ----------------- ----------------- -----------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income.............     $  (8,911)        $ (4,432)        $   16,883        $  (11,840)
 Net realized (losses) gains from security
  transactions............................       (33,416)         (10,638)            37,698             1,565
 Change in net unrealized (deprecation)
  appreciation of investments.............      (123,148)         (34,945)           258,482            30,131
                                               ---------         --------         ----------        ----------
   Net (decrease) increase in net assets
    resulting from operations.............      (165,475)         (50,015)           313,063            19,856
                                               ---------         --------         ----------        ----------
From capital transactions:
 Net premiums.............................         8,037            6,098            100,458            43,438
 Redemptions..............................       (53,083)         (14,906)          (683,698)          (45,450)
                                               ---------         --------         ----------        ----------
   Total net (redemptions) premiums.......       (45,046)          (8,808)          (583,240)           (2,012)
 Net portfolio transfers..................       615,409          603,870          4,776,745         2,277,518
 Net other transfers......................        (4,398)              --             (3,060)               --
                                               ---------         --------         ----------        ----------
   Net (decrease) increase in net assets
    resulting from capital transactions...       565,965          595,062          4,190,445         2,275,506
                                               ---------         --------         ----------        ----------
NET CHANGE IN NET ASSETS..................       400,490          545,047          4,503,508         2,295,362
NET ASSETS--BEGINNING OF PERIOD...........       545,047               --          2,295,362                --
                                               ---------         --------         ----------        ----------
NET ASSETS--END OF PERIOD.................     $ 945,537         $545,047         $6,798,870        $2,295,362
                                               =========         ========         ==========        ==========



                                                      Janus Growth
                                                        Portfolio
                                           ----------------------------------
                                                              For the Period
                                             For the Year       May 1, 2001
                                                 Ended              to
                                           December 31, 2002 December 31, 2001
                                           ----------------- -----------------
(DECREASE) INCREASE IN NET ASSETS:
From operations:
 Net investment (loss) income.............     $  (4,388)        $ (1,464)
 Net realized (losses) gains from security
  transactions............................       (31,592)         (12,168)
 Change in net unrealized (deprecation)
  appreciation of investments.............       (92,904)           5,121
                                               ---------         --------
   Net (decrease) increase in net assets
    resulting from operations.............      (128,884)          (8,511)
                                               ---------         --------
From capital transactions:
 Net premiums.............................        15,081           11,395
 Redemptions..............................       (33,636)         (13,841)
                                               ---------         --------
   Total net (redemptions) premiums.......       (18,555)          (2,446)
 Net portfolio transfers..................       181,818          274,659
 Net other transfers......................         1,516               --
                                               ---------         --------
   Net (decrease) increase in net assets
    resulting from capital transactions...       164,779          272,213
                                               ---------         --------
NET CHANGE IN NET ASSETS..................        35,895          263,702
NET ASSETS--BEGINNING OF PERIOD...........       263,702               --
                                               ---------         --------
NET ASSETS--END OF PERIOD.................     $ 299,597         $263,702
                                               =========         ========

                       See Notes to Financial Statements

                                                                 METROPOLITAN FUND
--------------------------------------------------------------------------------------------------------------
         Neuberger Berman                   Franklin Templeton
      Partners Mid Cap Value                 Small Cap Growth           State Street Research Investment Trust
             Portfolio                           Portfolio                           Portfolio
----------------------------------  ----------------------------------  -------------------------------------
                   For the Period                      For the Period                        For the Period
  For the Year       May 1, 2001      For the Year       May 1, 2001      For the Year         May 1, 2001
      Ended              to               Ended              to               Ended                to
December 31, 2002 December 31, 2001 December 31, 2002 December 31, 2001 December 31, 2002   December 31, 2001
----------------- ----------------- ----------------- ----------------- -----------------   -----------------

   $  (76,889)        $ (2,542)         $ (11,690)        $ (3,413)         $ (2,254)           $   (998)

       (4,590)         (13,782)          (137,408)          (9,347)          (33,987)             (1,003)

     (210,939)          21,097           (152,976)           8,645           (34,312)             (5,445)
   ----------         --------          ---------         --------          --------            --------

     (292,418)           4,773           (302,074)          (4,115)          (70,553)             (7,446)
   ----------         --------          ---------         --------          --------            --------
       52,973            9,237             36,872            5,127            13,683               1,292
      (65,342)          (8,068)           (45,272)          (8,815)           (3,469)               (428)
   ----------         --------          ---------         --------          --------            --------
      (12,369)           1,169             (8,400)          (3,688)           10,214                 864
    2,569,905          359,863            575,953          537,506            41,989             212,767
       57,009               --             (4,841)          (1,018)            1,761                  --
   ----------         --------          ---------         --------          --------            --------

    2,614,545          361,032            562,712          532,800            53,964             213,631
   ----------         --------          ---------         --------          --------            --------
    2,322,127          365,805            260,638          528,685           (16,589)            206,185
      365,805               --            528,685               --           206,185                  --
   ----------         --------          ---------         --------          --------            --------
   $2,687,932         $365,805          $ 789,323         $528,685          $189,596            $206,185
   ==========         ========          =========         ========          ========            ========


State Street Research  Harris Oakmark
   Large Cap Value     Large Cap Value
      Portfolio           Portfolio
--------------------- -----------------
   For the Period      For the Period
     May 1, 2002         May 1, 2002
         to                  to
  December 31, 2002   December 31, 2002
--------------------- -----------------

       $  (113)           $     975

        (5,800)             (30,923)

           369                4,734
       -------            ---------

        (5,544)             (25,214)
       -------            ---------
            40                3,680
        (4,546)            (105,245)
       -------            ---------
        (4,506)            (101,565)
        68,290              902,686
           357               (3,727)
       -------            ---------

        64,141              797,394
       -------            ---------
        58,597              772,180
            --                   --
       -------            ---------
       $58,597            $ 772,180
       =======            =========

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                      STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                       METROPOLITAN FUND
                                              ----------------------------------
                                                 State Street Research Aurora
                                                           Portfolio
                                              ----------------------------------
                                                                 For the Period
                                                For the Year    January 22, 2001
                                                    Ended              to
                                              December 31, 2002 December 31, 2001
                                              ----------------- -----------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment (loss) income................    $  (156,265)      $  (122,101)
 Net realized (losses) gains from security
  transactions...............................       (436,673)          (51,487)
 Change in net unrealized (deprecation)
  appreciation of investments................     (4,626,683)          621,760
                                                 -----------       -----------
  Net (decrease) increase in net assets
    resulting from operations................     (5,219,621)          448,172
                                                 -----------       -----------
From capital transactions:
 Net premiums................................        561,341           343,446
 Redemptions.................................     (2,262,372)         (510,419)
                                                 -----------       -----------
  Total net (redemptions) premiums...........     (1,701,031)         (166,973)
 Net portfolio transfers.....................      5,662,535        15,568,234
 Net other transfers.........................        (61,491)           (3,037)
                                                 -----------       -----------
  Net (decrease) increase in net assets
    resulting from capital transactions......      3,900,013        15,398,224
                                                 -----------       -----------
NET CHANGE IN NET ASSETS.....................     (1,319,608)       15,846,396
NET ASSETS--BEGINNING OF PERIOD..............     15,846,396                --
                                                 -----------       -----------
NET ASSETS--END OF PERIOD....................    $14,526,788       $15,846,396
                                                 ===========       ===========

                                                                           FIDELITY FUND
                                              ----------------------------------------------------------------------
                                                  Fidelity VIP Equity-Income             Fidelity VIP Overseas
                                                           Portfolio                           Portfolio
                                              ----------------------------------  ----------------------------------

                                                For the Year      For the Year      For the Year      For the Year
                                                    Ended             Ended             Ended             Ended
                                              December 31, 2002 December 31, 2001 December 31, 2002 December 31, 2001
                                              ----------------- ----------------- ----------------- -----------------
(DECREASE) INCREASE IN NET ASSETS
From operations:
 Net investment (loss) income................   $  2,827,885      $  6,671,415      $   (245,183)     $  9,097,237
 Net realized (losses) gains from security
  transactions...............................      2,201,626         5,211,264       (10,400,620)       (4,215,929)
 Change in net unrealized (deprecation)
  appreciation of investments................    (24,300,711)      (20,957,821)          655,548       (22,655,114)
                                                ------------      ------------      ------------      ------------
  Net (decrease) increase in net assets
    resulting from operations................    (19,271,200)       (9,075,142)       (9,990,255)      (17,773,806)
                                                ------------      ------------      ------------      ------------
From capital transactions:
 Net premiums................................      1,623,448         2,482,857         1,091,040         1,780,929
 Redemptions.................................    (10,651,399)      (13,947,037)       (5,701,778)       (8,190,643)
                                                ------------      ------------      ------------      ------------
  Total net (redemptions) premiums...........     (9,027,951)      (11,464,180)       (4,610,738)       (6,409,714)
 Net portfolio transfers.....................     (8,563,448)       (6,546,272)       (5,321,290)       (8,963,411)
 Net other transfers.........................     (1,040,951)         (658,590)          (53,839)         (214,739)
                                                ------------      ------------      ------------      ------------
  Net (decrease) increase in net assets
    resulting from capital transactions......    (18,632,350)      (18,669,042)       (9,985,867)      (15,587,864)
                                                ------------      ------------      ------------      ------------
NET CHANGE IN NET ASSETS.....................    (37,903,550)      (27,744,184)      (19,976,122)      (33,361,670)
NET ASSETS--BEGINNING OF PERIOD..............    113,590,864       141,335,048        53,094,151        86,455,821
                                                ------------      ------------      ------------      ------------
NET ASSETS--END OF PERIOD....................   $ 75,687,314      $113,590,864      $ 33,118,029      $ 53,094,151
                                                ============      ============      ============      ============

                       See Notes to Financial Statements

                                                              MET INVESTORS FUND
-----------------------------------------------------------------------------------------------------------
    Lord Abbett Bond Debenture              PIMCO Total Return                   PIMCO Innovation
             Portfolio                           Portfolio                           Portfolio
----------------------------------  ----------------------------------  ----------------------------------
                   For the Period                      For the Period                      For the Period
  For the Year       May 1, 2001      For the Year       May 1, 2001      For the Year       May 1, 2001
      Ended              to               Ended              to               Ended              to
December 31, 2002 December 31, 2001 December 31, 2002 December 31, 2001 December 31, 2002 December 31, 2001
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
   $   33,889         $  2,174         $  (115,957)      $   11,173         $  (2,141)        $   (737)

      (36,063)          (1,683)             58,689            5,150           (53,227)         (11,678)

        7,102            2,867             687,898          (20,793)          (50,892)          15,604
   ----------         --------         -----------       ----------         ---------         --------

        4,928            3,358             630,630           (4,470)         (106,260)           3,189
   ----------         --------         -----------       ----------         ---------         --------
       21,653            1,519             281,407           61,877            14,256            2,909
      (41,869)            (561)         (1,599,197)         (54,097)          (26,171)             (43)
   ----------         --------         -----------       ----------         ---------         --------
      (20,216)             958          (1,317,790)           7,780           (11,915)           2,866
      871,846          272,704          12,970,508        1,997,272           111,600          100,594
          559               --            (107,235)          (2,617)           (5,758)          (1,224)
   ----------         --------         -----------       ----------         ---------         --------

      852,189          273,662          11,545,483        2,002,435            93,927          102,236
   ----------         --------         -----------       ----------         ---------         --------
      857,117          277,020          12,176,113        1,997,965           (12,333)         105,425
      277,020               --           1,997,965               --           105,425               --
   ----------         --------         -----------       ----------         ---------         --------
   $1,134,137         $277,020         $14,174,078       $1,997,965         $  93,092         $105,425
   ==========         ========         ===========       ==========         =========         ========


        MFS Mid Cap Growth
             Portfolio
----------------------------------
                   For the Period
  For the Year       May 1, 2001
      Ended              to
December 31, 2002 December 31, 2001
----------------- -----------------
    $  (5,462)        $ (4,900)

     (198,316)          (4,034)

     (251,725)         (25,820)
    ---------         --------

     (455,503)         (34,754)
    ---------         --------
       15,553           13,620
      (50,452)          (1,939)
    ---------         --------
      (34,899)          11,681
      705,213          697,523
       (3,807)              --
    ---------         --------

      666,507          709,204
    ---------         --------
      211,004          674,450
      674,450               --
    ---------         --------
    $ 885,454         $674,450
    =========         ========

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                      STATEMENT OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                     MET INVESTORS FUND
                               ----------------------------------------------------------------------------------------------
                                                                                                         State Street Research
                                                                         Met/AIM            Met/AIM          Concentrated
                                   MFS Research International      Mid Cap Core Equity Small Cap Growth      International
                                            Portfolio                   Portfolio          Portfolio           Portfolio
                               ----------------------------------  ------------------- ----------------- ---------------------
                                 For the Year     For the Period     For the Period     For the Period      For the Period
                                     Ended        May 1, 2001 to     May 1, 2002 to     May 1, 2002 to      May 1, 2002 to
                               December 31, 2002 December 31, 2001  December 31, 2002  December 31, 2002   December 31, 2002
                               ----------------- ----------------- ------------------- ----------------- ---------------------
(DECREASE) INCREASE IN NET
 ASSETS
From operations:
 Net investment (loss) income.     $ (3,792)         $ (1,161)          $ (1,769)          $ (2,951)            $   (45)
 Net realized (losses) gains
  from security transactions..      (13,840)             (117)           (15,968)           (15,226)               (716)
 Change in net unrealized
  (deprecation) appreciation
  of investments..............      (23,402)           (3,053)            (6,828)           (31,172)                108
                                   --------          --------           --------           --------             -------
  Net (decrease) increase in
    net assets resulting from
    operations................      (41,034)           (4,331)           (24,565)           (49,349)               (653)
                                   --------          --------           --------           --------             -------
From capital transactions:
 Net premiums.................        2,945               540             12,398              4,257                 184
 Redemptions..................       (6,476)             (909)           (53,717)            (7,911)             (5,708)
                                   --------          --------           --------           --------             -------
  Total net (redemptions)
    premiums..................       (3,531)             (369)           (41,319)            (3,654)             (5,524)
 Net portfolio transfers......      181,185           227,490            470,099            526,964              14,051
 Net other transfers..........       (3,889)               --              3,390             (2,081)                 (4)
                                   --------          --------           --------           --------             -------
  Net (decrease) increase in
    net assets resulting from
    capital transactions......      173,765           227,121            432,170            521,229               8,523
                                   --------          --------           --------           --------             -------
NET CHANGE IN NET ASSETS......      132,731           222,790            407,605            471,880               7,870
NET ASSETS--BEGINNING OF
 PERIOD.......................      222,790                --                 --                 --                  --
                                   --------          --------           --------           --------             -------
NET ASSETS--END OF PERIOD.....     $355,521          $222,790           $407,605           $471,880             $ 7,870
                                   ========          ========           ========           ========             =======

                       See Notes to Financial Statements

                                               AMERICAN FUND
-------------------------------------------------------------------------------------------------------------------
  American Funds Growth Portfolio   American Funds Growth-Income Portfolio American Funds Global Small Cap Portfolio
----------------------------------  -------------------------------------  ----------------------------------------
  For the Year     For the Period     For the Year       For the Period      For the Year        For the Period
      Ended        May 1, 2001 to         Ended          May 1, 2001 to          Ended           May 1, 2001 to
December 31, 2002 December 31, 2001 December 31, 2002   December 31, 2001  December 31, 2002    December 31, 2001
----------------- ----------------- -----------------   -----------------  -----------------    -----------------
   $  (102,518)      $   30,798        $   (22,179)        $   (2,793)        $   (8,414)           $    261
      (231,005)         (74,013)          (145,477)           (28,260)           (15,274)             (4,019)

    (1,492,368)         130,975         (1,084,737)            80,294           (256,819)             24,358
   -----------       ----------        -----------         ----------         ----------            --------

    (1,825,891)          87,760         (1,252,393)            49,241           (280,507)             20,600
   -----------       ----------        -----------         ----------         ----------            --------
       272,042           50,982            184,730             30,346             29,319               5,200
      (544,289)         (77,403)          (425,138)          (204,847)          (118,213)             (1,180)
   -----------       ----------        -----------         ----------         ----------            --------
      (272,247)         (26,421)          (240,408)          (174,501)           (88,894)              4,020
     7,312,717        2,859,554          5,512,638          2,729,423          1,086,953             359,018
       (11,246)              --             (4,681)            (2,998)             3,613                  --
   -----------       ----------        -----------         ----------         ----------            --------

     7,029,224        2,833,133          5,267,549          2,551,924          1,001,672             363,038
   -----------       ----------        -----------         ----------         ----------            --------
     5,203,333        2,920,893          4,015,156          2,601,165            721,165             383,638
     2,920,893               --          2,601,165                 --            383,638                  --
   -----------       ----------        -----------         ----------         ----------            --------
   $ 8,124,226       $2,920,893        $ 6,616,321         $2,601,165         $1,104,803            $383,638
   ===========       ==========        ===========         ==========         ==========            ========

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2002

1.  BUSINESS

   The New England Variable Account (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on July 15, 1987 to support New England Mutual Life Insurance Company's operations with respect to individual variable annuity contracts ("Contracts"). The Separate Account was registered as a unit investment trust on September 22, 1987 under the Investment Company Act of 1940, as amended. It was established in accordance with the regulations of the Massachusetts Insurance Department and is now operating in accordance with the regulations of the New York Insurance Department. Prior to August 30, 1996, the Separate Account was a part of New England Mutual Life Insurance Company. Effective August 30, 1996, New England Mutual Life Insurance Company merged into Metropolitan Life. Metropolitan Life is a wholly owned subsidiary of MetLife Inc., a publicly traded company. The Separate Account has forty-three investment sub-accounts that support one individual variable annuity contract ("Zenith Accumulator").

   The Separate Account is divided into sub-accounts invested in shares of the corresponding portfolios, series or funds of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Fidelity Variable Insurance Products Funds, ("Fidelity Fund"), the Met Investors Series Trust, ("Met Investors Fund") and the American Funds Insurance Series, ("American Fund"), collectively (the "Funds."). For convenience, the portfolios, series and funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

Zenith Fund:                                            Metropolitan Fund (continued):
Zenith Equity Portfolio                                 Neuberger Berman Partners Mid Cap Value Portfolio (b)
State Street Research Bond Income Portfolio             Franklin Templeton Small Cap Growth Portfolio (b)
State Street Research Money Market Portfolio            State Street Research Investment Trust Portfolio (b)
MFS Total Return Portfolio                              State Street Research Large Cap Value Portfolio (d)
Harris Oakmark Focused Value Portfolio                  Harris Oakmark Large Cap Value Portfolio (d)
FI Structured Equity Portfolio                          State Street Research Aurora Portfolio (a)
Loomis Sayles Small Cap Portfolio
Salomon Brothers U.S. Government Portfolio              Fidelity Fund:
Loomis Sayles Balanced Portfolio                        Fidelity VIP Equity-Income Portfolio
Alger Equity Growth Portfolio                           Fidelity VIP Overseas Portfolio
Davis Venture Value Portfolio
Salomon Brothers Strategic Bond Opportunities Portfolio Met Investors Fund:
MFS Investors Trust Portfolio (c)                       Lord Abbett Bond Debenture Portfolio (b)
MFS Research Managers Portfolio (c)                     PIMCO Total Return Portfolio (b)
FI Mid Cap Opportunities Portfolio (d)                  PIMCO Innovation Portfolio (b)
                                                        MFS Mid Cap Growth Portfolio (b)
Metropolitan Fund:                                      MFS Research International Portfolio (b)
Putnam International Stock Portfolio                    Met/AIM Mid Cap Core Equity Portfolio (d)
Putnam Large Cap Growth Portfolio (a)                   Met/AIM Small Cap Growth Portfolio (d)
Janus Mid Cap Portfolio (a)                             State Street Research Concentrated International Portfolio (d)
Russell 2000 Index Portfolio (a)
MetLife Stock Index Portfolio (a)                       American Fund:
MetLife Mid Cap Stock Index Portfolio (a)               American Funds Growth Portfolio (b)
Morgan Stanley EAFE Index Portfolio (a)                 American Funds Growth-Income Portfolio (b)
Lehman Brothers Aggregate Bond Index Portfolio (a)      American Funds Global Small Cap Portfolio (b)
Janus Growth Portfolio (b)

(a) On January 22, 2001, operations commenced for eight new sub-accounts added to the Separate Account on that date: Putnam Large Cap Growth Portfolio, Janus Mid Cap Portfolio, Russell 2000 Index Portfolio, MetLife

                       THE NEW ENGLAND VARIABLE ACCOUNT

   Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio and State Street Research Aurora Portfolio.

(b) On May 1, 2001, operations commenced for twelve new sub-accounts added to the Separate Account on that date: Janus Growth Portfolio, Neuberger Berman Partners Mid Cap Value Portfolio, Franklin Templeton Small Cap Growth Portfolio, State Street Research Investment Trust Portfolio, Lord Abbett Bond Debenture Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio and American Funds Global Small Cap Portfolio.

(c) On July 2, 2001, operations commenced for two new sub-accounts added to the Separate Account on that date: MFS Investors Trust Portfolio and MFS Research Managers Portfolio.

(d) On May 1, 2002 operations commenced for six new sub-accounts added to the Separate Account on that date: State Street Research Large Cap Value Portfolio, FI Mid Cap Opportunities Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, State Street Research Concentrated International Portfolio and Harris Oakmark Large Cap Value Portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity accounts registered as unit investment trusts.

A.  Valuation of Investments

   Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

B.  Security Transactions

   Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

C.  Federal Income Taxes

   The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

D.  Annuity Reserves

   Annuity Reserves are computed for current payable contracts according to the 1983-A Mortality Tables. The assumed interest rate may be 0%, 3.5%, or 5% as elected by the annuitant and as regulated by laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Metropolitan Life. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

                       THE NEW ENGLAND VARIABLE ACCOUNT

E.  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

F.  Purchase Payments

   Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

G.  Reclassification

   Certain reclassifications have been made to the financial statements for the prior periods to conform to current year presentation.

H.  Portfolio and Other Transfers

   Transfers among the sub-accounts are presented under the caption net portfolio transfers. Benefit payments and miscellaneous gains and losses are presented under the caption net other transfers.

3.  EXPENSES

A.  Administrative charge

   A fixed administrative charge of $30.00 per contract year is deducted from the contract value on each contract anniversary.

B.  Mortality and expense risk and administrative asset charges

   A charge for the mortality and expense risk assumed by Metropolitan Life is deducted on a daily basis and is equal to an annual rate of 1.35% to 1.60% of the net assets of the Separate Account depending upon the sub-account selected. The mortality risk is the risk that guaranteed annuity payments or minimum death benefit payments made by Metropolitan Life exceed amounts deducted from the net assets of the Separate Account. The expense risk is the risk that administrative costs incurred by Metropolitan Life exceed amounts deducted from the net assets of the Separate Account.

C.  Contingent deferred sales charge

   In the event of a partial or full surrender, a contingent deferred sales charge may be imposed. Charges for investment advisory fees and other expenses are deducted from the assets of the Funds.

                       THE NEW ENGLAND VARIABLE ACCOUNT

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                            Purchases  Sales
                                                            --------- --------
                                                              (In Thousands)
 Zenith Fund:
 Zenith Equity Portfolio................................... $  1,896  $ 89,301
 State Street Research Bond Income Portfolio...............    9,566    19,347
 State Street Research Money Market Portfolio..............   38,734    38,905
 MFS Total Return Portfolio................................    9,929    20,050
 Harris Oakmark Focused Value Portfolio....................   10,559    12,426
 FI Structured Equity Portfolio............................      863    13,855
 Loomis Sayles Small Cap Portfolio.........................      289    14,921
 Salomon Brothers U.S. Government Portfolio................   11,494     4,582
 Loomis Sayles Balanced Portfolio..........................    1,211     4,863
 Alger Equity Growth Portfolio.............................      269    30,877
 Davis Venture Value Portfolio.............................    2,466    27,002
 Salomon Brothers Strategic Bond Opportunities Portfolio...    3,839     5,894
 MFS Investors Trust Portfolio.............................      466       132
 MFS Research Managers Portfolio...........................      245        52
 FI Mid Cap Opportunities Portfolio........................      149        13
 Metropolitan Fund:
 Putnam International Stock Portfolio...................... $  1,542  $  2,446
 Putnam Large Cap Growth Portfolio.........................      572       624
 Janus Mid Cap Portfolio...................................      576     1,063
 Russell 2000 Index Portfolio..............................    1,740       738
 MetLife Stock Index Portfolio.............................    3,608    10,461
 MetLife Mid Cap Stock Index Portfolio.....................    1,485       682
 Morgan Stanley EAFE Index Portfolio.......................      705       147
 Lehman Brothers Aggregate Bond Index Portfolio............    5,395     1,178
 Janus Growth Portfolio....................................      270       109
 Neuberger Berman Partners Mid Cap Value Portfolio.........    3,039       497
 Franklin Templeton Small Cap Growth Portfolio.............      957       405
 State Street Research Investment Trust Portfolio..........      306       254
 State Street Research Large Cap Value Portfolio...........       85        21
 Harris Oakmark Large Cap Value Portfolio..................    1,000       200
 State Street Research Aurora Portfolio....................    9,873     6,130
 Fidelity Fund:
 Fidelity VIP Equity-Income Portfolio......................    4,940    20,836
 Fidelity VIP Overseas Portfolio...........................    8,671    18,955
 Met Investors Fund:
 Lord Abbett Bond Debenture Portfolio......................    1,252       364
 PIMCO Total Return Portfolio..............................   13,602     1,822
 PIMCO Innovation Portfolio................................      586       494
 MFS Mid Cap Growth Portfolio..............................      917       255
 MFS Research International Portfolio......................      262       132
 Met/AIM Mid Cap Core Equity Portfolio.....................      554       126
 Met/AIM Small Cap Growth Portfolio........................      569        50
 State Street Research Concentrated International Portfolio       18        12
 American Fund:
 American Funds Growth Portfolio...........................    7,793       819
 American Funds Growth-Income Portfolio....................    6,072       818
 American Funds Global Small Cap Portfolio.................    1,347       302
                                                            --------  --------
 Total..................................................... $169,711  $352,160
                                                            ========  ========

                       THE NEW ENGLAND VARIABLE ACCOUNT

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

                                                   ZENITH FUND
                                 -----------------------------------------------
                                           State Street State Street
                                  Zenith     Research     Research       MFS
                                  Equity   Bond Income  Money Market Total Return
                                 Portfolio  Portfolio    Portfolio    Portfolio
                                 --------- ------------ ------------ ------------
(In Thousands)
Outstanding at December 31, 2001  22,566      25,108       29,851       24,501
Activity During 2002:
  Issued........................     633       2,538       25,103          818
  Redeemed......................  (5,621)     (5,680)     (24,976)      (6,188)
                                  ------      ------      -------       ------
Outstanding at December 31, 2002  17,578      21,966       29,978       19,131
                                  ======      ======      =======       ======
Outstanding at December 31, 2000  27,365      25,349       31,588       30,014
Activity During 2001:
  Issued........................   1,203       6,129       23,672        1,318
  Redeemed......................  (6,002)     (6,370)     (25,409)      (6,831)
                                  ------      ------      -------       ------
Outstanding at December 31, 2001  22,566      25,108       29,851       24,501
                                  ======      ======      =======       ======

                       THE NEW ENGLAND VARIABLE ACCOUNT

                                                   ZENITH FUND
-----------------------------------------------------------------------------------------------------------------
                   FI                   Salomon Brothers                                          Salomon Brothers
Harris Oakmark Structured Loomis Sayles      U. S.       Loomis Sayles Alger Equity Davis Venture  Strategic Bond
Focused Value    Equity     Small Cap      Government      Balanced       Growth        Value      Opportunities
  Portfolio    Portfolio    Portfolio      Portfolio       Portfolio    Portfolio     Portfolio      Portfolio
-------------- ---------- ------------- ---------------- ------------- ------------ ------------- ----------------
    23,266       23,928       31,037         10,827         17,248        53,584        54,077         14,812
     6,070          876        1,086          8,308          1,057         1,889         2,598          2,077
    (7,028)      (6,954)      (8,086)        (4,243)        (3,944)      (15,129)      (12,891)        (4,119)
    ------       ------      -------         ------         ------       -------       -------         ------
    22,308       17,850       24,037         14,892         14,361        40,344        43,784         12,770
    ======       ======      =======         ======         ======       =======       =======         ======
    15,594       29,466       39,281          8,874         19,606        64,809        59,645         16,337
    12,508        1,879        3,278          5,473          1,737         5,372         6,961          1,972
    (4,836)      (7,417)     (11,522)        (3,520)        (4,095)      (16,597)      (12,529)        (3,497)
    ------       ------      -------         ------         ------       -------       -------         ------
    23,266       23,928       31,037         10,827         17,248        53,584        54,077         14,812
    ======       ======      =======         ======         ======       =======       =======         ======

                       THE NEW ENGLAND VARIABLE ACCOUNT

                                                                                 METROPOLITAN
                                                   ZENITH FUND                       FUND
                                 ----------------------------------------------  -------------
                                                                        FI
                                       MFS              MFS           Mid Cap       Putnam
                                 Investors Trust Research Managers Opportunities International
                                    Portfolio        Portfolio       Portfolio     Portfolio
                                 --------------- ----------------- ------------- -------------
(In Thousands)
Outstanding at December 31, 2001       315              130              --         12,484
Activity During 2002:
  Issued........................       624              377             180          1,941
  Redeemed......................      (196)             (70)            (17)        (2,946)
                                      ----              ---             ---         ------
Outstanding at December 31, 2002       743              437             163         11,479
                                      ====              ===             ===         ======
Outstanding at December 31, 2000        --               --              --         13,508
Activity During 2001:
  Issued........................       341              140              --          3,503
  Redeemed......................       (26)             (10)             --         (4,527)
                                      ----              ---             ---         ------
Outstanding at December 31, 2001       315              130              --         12,484
                                      ====              ===             ===         ======

                       THE NEW ENGLAND VARIABLE ACCOUNT

                                       METROPOLITAN FUND
----------------------------------------------------------------------------------------------
                                             MetLife                  Lehman Brothers
 Putnam     Janus    Russell     MetLife     Mid Cap   Morgan Stanley Aggregate Bond    Janus
Large Cap  Mid Cap  2000 Index Stock Index Stock Index   EAFE Index        Index       Growth
Portfolio Portfolio Portfolio   Portfolio   Portfolio    Portfolio       Portfolio    Portfolio
--------- --------- ---------- ----------- ----------- -------------- --------------- ---------
  2,569     1,630     1,046      14,345       1,449          642           2,019         345
  1,533       518     1,727       1,802       1,628          931           4,708         413
 (1,739)   (1,010)     (817)     (4,107)       (845)        (223)         (1,183)       (192)
 ------    ------     -----      ------       -----        -----          ------        ----
  2,363     1,138     1,956      12,040       2,232        1,350           5,544         566
 ======    ======     =====      ======       =====        =====          ======        ====
     --        --        --          --          --           --              --          --
  3,743     2,235     1,187      17,649       1,764          731           2,434         395
 (1,174)     (605)     (141)     (3,304)       (315)         (89)           (415)        (50)
 ------    ------     -----      ------       -----        -----          ------        ----
  2,569     1,630     1,046      14,345       1,449          642           2,019         345
 ======    ======     =====      ======       =====        =====          ======        ====

                       THE NEW ENGLAND VARIABLE ACCOUNT

                                                          METROPOLITAN FUND
                                 -------------------------------------------------------------------
                                 Neuberger Berman Franklin Templeton   State Street    State Street
                                 Partners Mid Cap     Small Cap          Research        Research
                                      Value             Growth       Investment Trust Large Cap Value
                                    Portfolio         Portfolio         Portfolio        Portfolio
                                 ---------------- ------------------ ---------------- ---------------
(In Thousands)
Outstanding at December 31, 2001        245               609               32               --
Activity During 2002:
  Issued........................      2,153             1,337               52              100
  Redeemed......................       (386)             (683)             (44)             (26)
                                      -----             -----              ---              ---
Outstanding at December 31, 2002      2,012             1,263               40               74
                                      =====             =====              ===              ===
Outstanding at December 31, 2000         --                --               --               --
Activity During 2001:
  Issued........................        378               670               33               --
  Redeemed......................       (133)              (61)              (1)              --
                                      -----             -----              ---              ---
Outstanding at December 31, 2001        245               609               32               --
                                      =====             =====              ===              ===

                       THE NEW ENGLAND VARIABLE ACCOUNT

     METROPOLITAN FUND             FIDELITY FUND                        MET INVESTORS FUND
---------------------------  -------------------------  -------------------------------------------------
                State Street
Harris Oakmark    Research   Fidelity VIP  Fidelity VIP  Lord Abbett      PIMCO       PIMCO    MFS Mid Cap
Large Cap Value    Aurora    Equity-Income   Overseas   Bond Debenture Total Return Innovation   Growth
   Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio   Portfolio   Portfolio
--------------- ------------ ------------- ------------ -------------- ------------ ---------- -----------
        --         11,265       24,545        26,664          200          1,888        176         823
     1,021          8,328          808         6,269          944         13,294      1,093       1,675
      (228)        (6,235)      (5,405)      (11,745)        (303)        (2,714)      (955)       (552)
     -----         ------       ------       -------         ----         ------      -----       -----
       793         13,358       19,948        21,188          841         12,468        314       1,946
     =====         ======       ======       =======         ====         ======      =====       =====
        --             --       28,618        33,831           --             --         --          --
        --         13,580        1,673         6,640          210          2,235        253         849
        --         (2,315)      (5,746)      (13,807)         (10)          (347)       (77)        (26)
     -----         ------       ------       -------         ----         ------      -----       -----
       --          11,265       24,545        26,664          200          1,888        176         823
     =====         ======       ======       =======         ====         ======      =====       =====

                       THE NEW ENGLAND VARIABLE ACCOUNT

                                                    MET INVESTORS FUND
                                 --------------------------------------------------------
                                                 Met/AIM    Met/AIM      State Street
                                 MFS Research    Mid Cap   Small Cap Research Concentrated
                                 International Core Equity  Growth       International
                                   Portfolio    Portfolio  Portfolio       Portfolio
                                 ------------- ----------- --------- ---------------------
(In Thousands)
Outstanding at December 31, 2001      262           --         --              --
Activity During 2002:
  Issued........................      335          544        616              19
  Redeemed......................     (115)        (126)       (59)            (10)
                                     ----         ----        ---             ---
Outstanding at December 31, 2002      482          418        557               9
                                     ====         ====        ===             ===
Outstanding at December 31, 2000       --           --         --              --
Activity During 2001:
  Issued........................      265           --         --              --
  Redeemed......................       (3)          --         --              --
                                     ----         ----        ---             ---
Outstanding at December 31, 2001      262           --         --              --
                                     ====         ====        ===             ===

                       THE NEW ENGLAND VARIABLE ACCOUNT

                                 AMERICAN FUND
                   -----------------------------------------
                                               American Funds
                     American   American Funds  Global Small
                   Funds Growth Growth-Income       Cap
                    Portfolio     Portfolio      Portfolio
                   ------------ -------------- --------------
                        262           315            285
                        863           840          1,029
                       (139)         (156)          (283)
                       ----          ----          -----
                        986           999          1,031
                       ====          ====          =====
                         --            --             --
                        289           397            300
                        (27)          (82)           (15)
                       ----          ----          -----
                        262           315            285
                       ====          ====          =====

                       THE NEW ENGLAND VARIABLE ACCOUNT

6.  UNIT VALUES

   The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying funds, for each of the two years in the period ended December 31, 2002 or lesser time period if applicable.

                                                                         ZENITH FUND
                                                       ------------------------------------------------
                                                                 State Street State Street
                                                        Zenith     Research     Research       MFS
                                                        Equity   Bond Income  Money Market Total Return
                                                       Portfolio  Portfolio    Portfolio    Portfolio
                                                       --------- ------------ ------------ ------------
2002
Units (In Thousands)..................................   17,578      21,966      29,978       19,131
Unit Value............................................ $  14.83    $   4.44     $  2.35      $  3.36
Net Assets (In Thousands)............................. $260,719    $ 97,506     $70,595      $64,214
Investment Income Ratio to Average Net Assets (1).....    0.37%       4.90%       1.43%       12.33%
Expenses as a Percent of Average Net Assets (2).......    1.35%       1.35%       1.35%        1.35%
Total Return (3)......................................     -23%          7%          0%          -7%
2001
Units (In Thousands)..................................   22,566      25,108      29,851       24,501
Unit Value............................................ $  19.26    $   4.15     $  2.36      $  3.60
Net Assets (In Thousands)............................. $435,031    $104,128     $70,557      $88,083
Investment Income Ratio to Average Net Assets (1).....     1.5%        8.3%        3.8%        21.2%
Expenses as a Percent of Average Net Assets (2).......    1.35%       1.35%       1.35%        1.35%
Total Return (3)......................................     -17%          7%          3%          -5%

--------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                       THE NEW ENGLAND VARIABLE ACCOUNT

                                        ZENITH FUND
--------------------------------------------------------------------------------------------

Harris Oakmark  FI Structured  Loomis Sayles  Salomon Brothers  Loomis Sayles  Alger Equity
 Focused Value      Equity       Small Cap    U. S. Government     Balanced       Growth
   Portfolio      Portfolio      Portfolio        Portfolio       Portfolio      Portfolio
--------------- -------------- -------------- ----------------- -------------- -------------
         22,308         17,850         24,037            14,892         14,361        40,344
$          2.40 $         1.91 $         1.76 $            1.59 $         1.27 $        1.82
$        53,625 $       34,028 $       42,409 $          23,723 $       18,280 $      73,610
          0.22%          0.91%          0.11%             4.22%          2.43%         0.00%
          1.35%          1.35%          1.35%             1.35%          1.35%         1.35%
           -10%           -21%           -23%                6%           -15%          -34%
         23,266         23,928         31,037            10,827         17,248        53,584
$          2.67 $         2.40 $         2.28 $            1.50 $         1.49 $        2.77
$        62,348 $       57,421 $       70,864 $          16,195 $       25,744 $     148,503
           0.5%           0.9%           7.3%              6.4%           4.2%          6.2%
          1.35%          1.35%          1.35%             1.35%          1.35%         1.35%
            26%           -15%           -10%                5%            -6%          -13%

                       THE NEW ENGLAND VARIABLE ACCOUNT

                                                                             ZENITH FUND
                                                     ------------------------------------------------------------
                                                       Davis   Salomon Brothers    MFS       MFS         FI
                                                      Venture   Strategic Bond  Investors Research     Mid Cap
                                                       Value    Opportunities     Trust   Managers  Opportunities
                                                     Portfolio    Portfolio     Portfolio Portfolio   Portfolio
                                                     --------- ---------------- --------- --------- -------------
2002
Units (In Thousands)................................   43,784       12,770          743       437         163
Unit Value.......................................... $   2.21      $  1.74       $ 0.66    $ 0.66      $ 0.81
Net Assets (In Thousands)........................... $ 96,854      $22,221       $  487    $  288      $  132
Investment Income Ratio to Average Net Assets (1)...    0.90%        7.15%        0.46%     0.08%       0.00%
Expenses as a Percent of Average Net Assets (2).....    1.35%        1.35%        1.35%     1.35%       1.35%
Total Return (3)....................................     -17%           8%         -20%      -33%        -19%
2001
Units (In Thousands)................................   54,077       14,812          315       130          --
Unit Value.......................................... $   2.68      $  1.61       $ 0.83    $ 0.88      $   --
Net Assets (In Thousands)........................... $145,044      $23,845       $  259    $  128      $   --
Investment Income Ratio to Average Net Assets (1)...    10.8%         8.2%         0.0%      0.0%          --
Expenses as a Percent of Average Net Assets (2).....    1.35%        1.35%        1.35%     1.35%          --
Total Return (3)....................................     -12%           5%          -9%        1%          --

--------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                       THE NEW ENGLAND VARIABLE ACCOUNT

                                                     METROPOLITAN FUND
----------------------------------------------------------------------------------------------------------------------------
               Putnam              Russell                   MetLife     Morgan   Lehman Brothers           Neuberger Berman
   Putnam     Large Cap   Janus     2000       MetLife       Mid Cap    Stanley   Aggregate Bond    Janus   Partners Mid Cap
International  Growth    Mid Cap    Index    Stock Index   Stock Index EAFE Index      Index       Growth        Value
  Portfolio   Portfolio Portfolio Portfolio   Portfolio     Portfolio  Portfolio     Portfolio    Portfolio    Portfolio
------------- --------- --------- --------- -------------- ----------- ---------- --------------- --------- ----------------
    11,479      2,363     1,138     1,956           12,040    2,232       1,350        5,544          566         2,012
   $  0.95     $ 0.35    $ 1.08    $ 0.93   $2.70 to $2.82   $ 0.86      $ 0.70       $ 1.23       $ 0.53        $ 1.34
   $10,935     $  818    $1,235    $1,818   $       33,898   $1,924      $  946       $6,799       $  300        $2,688
     0.92%      0.00%     0.00%     0.61%            1.71%    0.33%       0.40%        1.64%        0.00%         0.15%
     1.35%      1.35%     1.35%     1.35%            1.35%    1.35%       1.35%        1.35%        1.35%         1.35%
      -19%       -28%      -27%      -22%     -24% to -23%     -18%        -18%           8%         -32%          -10%
    12,484      2,569     1,630     1,046           14,345    1,449         642        2,019          345           245
   $  1.17     $ 0.49    $ 1.49    $ 1.19   $         3.67   $ 1.03      $ 0.85       $ 1.13       $ 0.77        $ 1.50
   $14,495     $1,223    $2,424    $1,248   $       52,580   $1,523      $  545       $2,295       $  264        $  366
      3.7%       0.0%      0.0%      0.2%             3.7%     0.3%        0.3%         0.6%         0.0%          0.0%
     1.35%      1.35%     1.35%     1.35%            1.35%    1.35%       1.35%        1.35%        1.35%         1.35%
      -22%       -37%      -43%       -1%             -28%       1%        -23%           5%         -23%           -3%

                       THE NEW ENGLAND VARIABLE ACCOUNT


                                                                               METROPOLITAN FUND
                                                  ---------------------------------------------------------------------------
                                                                                     State Street
                                                  Franklin Templeton  State Street     Research   Harris Oakmark State Street
                                                      Small Cap         Research      Large Cap     Large Cap      Research
                                                        Growth         Investment       Value         Value         Aurora
                                                      Portfolio      Trust Portfolio  Portfolio     Portfolio     Portfolio
                                                  ------------------ --------------- ------------ -------------- ------------
2002
Units (In Thousands).............................        1,263               40             74           793        13,358
Unit Value.......................................       $ 0.62           $ 4.75         $ 0.79        $ 0.97       $  1.09
Net Assets (In Thousands)........................       $  789           $  190         $   59        $  772       $14,527
Investment Income Ratio to Average Net Assets (1)        0.00%            0.55%          0.99%         1.21%         0.64%
Expenses as a Percent of Average Net Assets (2)..        1.35%            1.35%          1.35%         1.35%         1.35%
Total Return (3).................................         -28%             -27%           -21%          -18%          -23%
2001
Units (In Thousands).............................          609               32             --            --        11,265
Unit Value.......................................       $ 0.88           $ 6.53         $   --        $   --       $  1.40
Net Assets (In Thousands)........................       $  529           $  206         $   --        $   --       $15,846
Investment Income Ratio to Average Net Assets (1)         0.0%             0.0%             --            --          0.4%
Expenses as a Percent of Average Net Assets (2)..        1.35%            1.35%             --            --         1.35%
Total Return (3).................................         -13%             -13%             --            --           14%

--------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                       THE NEW ENGLAND VARIABLE ACCOUNT


      FIDELITY FUND                                              MET INVESTORS FUND
-------------------------- -----------------------------------------------------------------------------------------------
                                                                                                             State Street
                           Lord Abbett                            MFS         MFS        Met/AIM    Met/AIM    Research
Fidelity VIP  Fidelity VIP    Bond        PIMCO       PIMCO     Mid Cap    Research      Mid Cap   Small Cap Concentrated
Equity-Income   Overseas    Debenture  Total Return Innovation  Growth   International Core Equity  Growth   International
  Portfolio    Portfolio    Portfolio   Portfolio   Portfolio  Portfolio   Portfolio    Portfolio  Portfolio   Portfolio
------------- ------------ ----------- ------------ ---------- --------- ------------- ----------- --------- -------------
    19,948       21,188         841       12,468         314     1,946         482          418        557           9
  $   3.79      $  1.56      $ 1.35      $  1.14      $ 0.30    $ 0.46      $ 0.74       $ 0.97     $ 0.85      $ 0.88
  $ 75,687      $33,118      $1,134      $14,174      $   93    $  885      $  355       $  407     $  472      $    8
     4.41%        0.87%       6.21%        0.00%       0.00%     0.68%       0.14%        0.16%      0.00%       0.28%
     1.35%        1.35%       1.35%        1.35%       1.35%     1.35%       1.35%        1.35%      1.35%       1.35%
      -18%         -21%         -3%           7%        -51%      -45%        -13%         -15%       -24%        -17%
    24,545       26,664         200        1,888         176       823         262           --         --          --
  $   4.63      $  1.99      $ 1.38      $  1.05      $ 0.61    $ 0.82      $ 0.85       $   --     $   --      $   --
  $113,591      $53,094      $  277      $ 1,998      $  105    $  674      $  223       $   --     $   --      $   --
      6.9%        14.6%        2.4%         2.3%        0.0%      0.0%        0.0%           --         --          --
     1.35%        1.35%       1.35%        1.35%       1.35%     1.35%       1.35%           --         --          --
       -6%         -22%          0%           6%        -27%      -16%        -12%           --         --          --

                       THE NEW ENGLAND VARIABLE ACCOUNT

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)


6.  UNIT VALUES -- (Continued)

                                                                AMERICAN FUND
                                                  ------------------------------------------
                                                                              American Funds
                                                    American   American Funds     Global
                                                  Funds Growth Growth-Income    Small Cap
                                                   Portfolio     Portfolio      Portfolio
                                                  ------------ -------------- --------------
2002
Units (In Thousands).............................       986           999          1,031
Unit Value.......................................    $ 8.24        $ 6.62         $ 1.07
Net Assets (In Thousands)........................    $8,124        $6,616         $1,105
Investment Income Ratio to Average Net Assets (1)     0.05%         1.49%          1.06%
Expenses as a Percent of Average Net Assets (2)..     1.60%         1.60%          1.60%
Total Return (3).................................      -26%          -20%           -20%
2001
Units (In Thousands).............................       262           315            285
Unit Value.......................................    $11.08        $ 8.24         $ 1.35
Net Assets (In Thousands)........................    $2,921        $2,601         $  384
Investment Income Ratio to Average Net Assets (1)      3.3%          1.1%           1.3%
Expenses as a Percent of Average Net Assets (2)..     1.60%         1.60%          1.60%
Total Return (3).................................      -14%           -3%            -9%

--------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                         Independent Auditors' Report

To the Board of Directors and Shareholder of Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 19, 2003

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2002 and 2001
            (Dollars in millions, except share and per share data)

                                                                2002     2001
                                                              -------- --------
 Assets
 Investments:
    Fixed maturities available-for-sale, at fair value
      (amortized cost: $ 117,781 and $107,630, respectively). $124,525 $110,601
    Equity securities, at fair value (cost: $1,242 and
      $2,421, respectively)..................................    1,286    3,027
    Mortgage loans on real estate............................   25,353   24,626
    Policy loans.............................................    8,047    7,894
    Real estate and real estate joint ventures
      held-for-investment....................................    3,620    3,278
    Real estate held-for-sale................................      229    1,647
    Other limited partnership interests......................    2,380    1,637
    Short-term investments...................................    1,199    1,168
    Other invested assets....................................    3,419    3,013
                                                              -------- --------
        Total investments....................................  170,058  156,891
 Cash and cash equivalents...................................    1,106    3,932
 Accrued investment income...................................    1,889    1,981
 Premiums and other receivables..............................    7,945    7,126
 Deferred policy acquisition costs...........................    9,666   10,471
 Other assets................................................    4,819    4,750
 Separate account assets.....................................   53,912   62,714
                                                              -------- --------
        Total assets......................................... $249,395 $247,865
                                                              ======== ========
 Liabilities and Stockholder's Equity
 Liabilities:
    Future policy benefits................................... $ 86,039 $ 83,493
    Policyholder account balances............................   54,464   54,764
    Other policyholder funds.................................    6,206    6,001
    Policyholder dividends payable...........................    1,025    1,042
    Policyholder dividend obligation.........................    1,882      708
    Short-term debt..........................................      912      345
    Long-term debt...........................................    2,624    2,380
    Current income taxes payable.............................      873      162
    Deferred income taxes payable............................    1,947    1,893
    Payables under securities loaned transactions............   16,321   12,662
    Other liabilities........................................    6,848    6,981
    Separate account liabilities.............................   53,912   62,714
                                                              -------- --------
        Total liabilities....................................  233,053  233,145
                                                              -------- --------
 Commitments and contingencies (Note 11)

 Company-obligated mandatorily redeemable securities of
   subsidiary trusts.........................................      277      276
                                                              -------- --------
 Stockholder's Equity:
    Common stock, par value $0.01 per share; 1,000,000,000
      shares authorized; 494,466,664 shares issued and
      outstanding at December 31, 2002 and December 31, 2001.        5        5
    Additional paid-in capital...............................   13,474   12,825
    Retained earnings........................................      708       --
    Accumulated other comprehensive income...................    1,878    1,614
                                                              -------- --------
        Total stockholder's equity...........................   16,065   14,444
                                                              -------- --------
        Total liabilities and stockholder's equity........... $249,395 $247,865
                                                              ======== ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                        2002    2001     2000
                                                      -------  ------- -------
 Revenues
 Premiums............................................ $18,470  $17,023 $16,263
 Universal life and investment-type product policy
   fees..............................................   1,918    1,874   1,820
 Net investment income...............................  10,700   11,122  11,029
 Other revenues......................................   1,400    1,532   2,259
 Net investment (losses) gains (net of amounts
   allocable to other accounts of $(139), $(33) and
   $(54), respectively)..............................    (730)     927    (418)
                                                      -------  ------- -------
    Total revenues...................................  31,758   32,478  30,953
                                                      -------  ------- -------
 Expenses
 Policyholder benefits and claims (excludes amounts
   directly related to net investment losses and
   gains of $(150), $(54) and $41, respectively).....  18,860   18,265  16,935
 Interest credited to policyholder account balances..   2,711    3,035   2,935
 Policyholder dividends..............................   1,911    2,060   1,913
 Payments to former Canadian policyholders...........      --       --     327
 Demutualization costs...............................      --       --     230
 Other expenses (excludes amounts directly related
   to net investment losses and gains of $11, $21
   and $(95), respectively)..........................   6,589    6,920   7,308
                                                      -------  ------- -------
    Total expenses...................................  30,071   30,280  29,648
                                                      -------  ------- -------
 Income from continuing operations before provision
   for income taxes..................................   1,687    2,198   1,305
 Provision for income taxes..........................     525      797     435
                                                      -------  ------- -------
 Income from continuing operations...................   1,162    1,401     870
 Income from discontinued operations, net of income
   taxes.............................................     450       86      79
                                                      -------  ------- -------
 Net income.......................................... $ 1,612  $ 1,487 $   949
                                                      =======  ======= =======
 Net income after April 7, 2000 (date of
   demutualization) (Note 1).........................                  $ 1,169
                                                                       =======

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                                 Accumulated Other Comprehensive
                                                                                          Income (Loss)
                                                                              ------------------------------------
                                                                                   Net         Foreign    Minimum
                                                         Additional             Unrealized    Currency    Pension
                                                  Common  Paid-in   Retained    Investment   Translation Liability
                                                  Stock   Capital   Earnings  (Losses) Gains Adjustment  Adjustment  Total
                                                  ------ ---------- --------  -------------- ----------- ---------- -------
Balance at December 31, 1999.....................  $--    $    --   $ 14,100      $ (297)       $ (94)      $(19)   $13,690
Policy credits and cash payments to eligible
 policyholders...................................                     (2,958)                                        (2,958)
Common stock issued in demutualization...........    5     10,917    (10,922)                                            --
Capital contribution from the Holding
 Company.........................................           3,632                                                     3,632
Dividends on common stock........................                       (762)                                          (762)
Comprehensive income:
  Net loss before date of demutualization........                       (220)                                          (220)
  Net income after date of demutualization.......                      1,169                                          1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                  1,480                              1,480
   Foreign currency translation adjustments......                                                  (6)                   (6)
   Minimum pension liability adjustment..........                                                             (9)        (9)
                                                                                                                    -------
   Other comprehensive income....................                                                                     1,465
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,414
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2000.....................    5     14,549        407       1,183         (100)       (28)    16,016
Sale of subsidiary to the Holding Company........              96                                                        96
Issuance of warrants--by subsidiary..............              40                                                        40
Dividends on common stock........................          (1,860)    (1,894)                                        (3,754)
Comprehensive income:
  Net income.....................................                      1,487                                          1,487
  Other comprehensive income:
   Cumulative effect of change in accounting
    for derivatives, net of income taxes and
    reclassification adjustment..................                                     22                                 22
   Unrealized gains on derivative instruments,
    net of income taxes..........................                                     24                                 24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    570                                570
   Foreign currency translation adjustments......                                                 (39)                  (39)
   Minimum pension liability adjustment..........                                                            (18)       (18)
                                                                                                                    -------
   Other comprehensive income....................                                                                       559
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,046
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2001.....................    5     12,825         --       1,799         (139)       (46)    14,444
Sale of subsidiaries to the Holding Company......             149                                                       149
Capital contribution from the Holding
 Company.........................................             500                                                       500
Dividends on common stock........................                       (904)                                          (904)
Comprehensive income:
  Net income.....................................                      1,612                                          1,612
  Other comprehensive income:
   Unrealized losses on derivative instruments,
    net of income taxes..........................                                    (58)                               (58)
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    250                                250
   Foreign currency translation adjustments......                                                  72                    72
                                                                                                                    -------
   Other comprehensive income....................                                                                       264
                                                                                                                    -------
  Comprehensive income...........................                                                                     1,876
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2002.....................  $ 5    $13,474   $    708      $1,991        $ (67)      $(46)   $16,065
                                                   ===    =======   ========      ======        =====       ====    =======

          See Accompanying Notes to Consolidated Financial Statements

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                          2002      2001      2000
                                                                        --------  --------  --------
Cash flows from operating activities
Net income............................................................. $  1,612  $  1,487  $    949
Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses..............................      383       318       363
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................     (456)     (358)     (451)
   Losses (gains) from sales of investments and businesses, net........      870      (894)      472
   Interest credited to other policyholder account balances............    2,711     3,035     2,935
   Universal life and investment-type product policy fees..............   (1,918)   (1,874)   (1,820)
   Change in premiums and other receivables............................   (2,200)     (612)      331
   Change in deferred policy acquisition costs, net....................     (766)     (553)     (519)
   Change in insurance-related liabilities.............................    4,550     3,522     2,618
   Change in income taxes payable......................................      684       871       246
   Change in other liabilities.........................................       32      (226)     (997)
   Other, net..........................................................     (698)     (920)     (919)
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    4,804     3,796     3,208
                                                                        --------  --------  --------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturities....................................................   61,473    51,438    56,971
   Equity securities...................................................    2,676     2,073       748
   Mortgage loans on real estate.......................................    2,632     1,936     2,185
   Real estate and real estate joint ventures..........................      179     1,131       606
   Other limited partnership interests.................................      340       396       422
Purchases of:
   Fixed maturities....................................................  (79,527)  (51,417)  (64,918)
   Equity securities...................................................   (1,217)   (3,045)     (863)
   Mortgage loans on real estate.......................................   (3,188)   (3,412)   (2,787)
   Real estate and real estate joint ventures..........................      (28)     (665)     (407)
   Other limited partnership interests.................................     (447)     (424)     (660)
Net change in short-term investments...................................     (308)     (303)    2,382
Purchase of businesses, net of cash received...........................       --        --      (416)
Proceeds from sales of businesses......................................      749       831       877
Net change in payable under securities loaned transactions.............    3,659       361     5,840
Other, net.............................................................     (814)     (534)     (821)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $(13,821) $ (1,634) $   (841)
                                                                        --------  --------  --------

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                         2002      2001      2000
                                                                       --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits........................................................... $ 27,681  $ 29,171  $ 28,452
   Withdrawals........................................................  (22,118)  (25,593)  (28,504)
Net change in short-term debt.........................................      567      (740)   (3,095)
Long-term debt issued.................................................      537       353     1,214
Long-term debt repaid.................................................     (221)   (1,379)     (124)
Capital contribution from the Holding Company.........................      649        96     3,632
Net proceeds from issuance of company-obligated mandatorily redeemable
  securities of subsidiary trust......................................       --       197        --
Cash payments to eligible policyholders...............................       --        --    (2,550)
Dividends on common stock.............................................     (904)   (3,754)     (762)
                                                                       --------  --------  --------
Net cash provided by (used in) financing activities...................    6,191    (1,649)   (1,737)
                                                                       --------  --------  --------
Change in cash and cash equivalents...................................   (2,826)      513       630
Cash and cash equivalents, beginning of year..........................    3,932     3,419     2,789
                                                                       --------  --------  --------
Cash and cash equivalents, end of year................................ $  1,106  $  3,932  $  3,419
                                                                       ========  ========  ========
Supplemental disclosures of cash flow information:
   Cash paid (refunded) during the year for:
       Interest....................................................... $    267  $    336  $    448
                                                                       ========  ========  ========
       Income taxes................................................... $     96  $   (335) $    256
                                                                       ========  ========  ========
   Non-cash transactions during the year:
       Policy credits to eligible policyholders....................... $     --  $     --  $    408
                                                                       ========  ========  ========
       Business acquisitions--assets.................................. $     --  $     --  $ 22,936
                                                                       ========  ========  ========
       Business acquisitions--liabilities............................. $     --  $     --  $ 22,437
                                                                       ========  ========  ========
       Business dispositions--assets.................................. $ 17,276  $  6,162  $  1,184
                                                                       ========  ========  ========
       Business dispositions--liabilities............................. $ 16,547  $  5,263  $  1,014
                                                                       ========  ========  ========
       Real estate acquired in satisfaction of debt................... $     30  $     30  $     24
                                                                       ========  ========  ========
       Mortgage note on sale of real estate........................... $     --  $  1,530  $     --
                                                                       ========  ========  ========
       Purchase money mortgage on real estate sale.................... $    954  $     --  $     49
                                                                       ========  ========  ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  Summary of Accounting Policies

  Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities, automobile and property insurance and mutual funds to individuals and group insurance, reinsurance, as well as retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 7. Intercompany accounts and transactions have been eliminated.

   Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001, and Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to MetLife in 2002, are included in the accompanying Financial Statements until the date of sale. See Note 12.

   The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies and does not have a controlling interest. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

   Minority interest related to consolidated entities included in other liabilities was $481 million and $442 million at December 31, 2002 and 2001, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2002 presentation.

  Summary of Critical Accounting Estimates

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Investments

   The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on valuation methodologies, securities the Company deems to be comparable and assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Derivatives

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges, and
(ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated market volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

   Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally upon investment returns, mortality, morbidity, persistency, expenses to administer the business creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

   Future Policy Benefits

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   The Company also establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the insured and the property covered, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

   Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

   Reinsurance

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish policy benefits and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed above. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

   Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumption used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. It is possible that an adverse outcome in certain of the Company's litigation,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

   Employee Benefit Plans

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm to aid it in selecting appropriate assumptions and valuing its related liabilities. The actuarial assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Significant Accounting Policies

   Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

   Real estate held-for-investment including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

   Structured Investment Transactions and Variable Interest Entities

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES net investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

   Effective in 2003, Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of APB No. 51 ("FIN 46") will establish new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). Certain of the asset-backed securitizations and structured investment transactions discussed above meet the definition of a VIE under FIN 46. In addition, certain investments in real estate joint ventures and other limited partnership interests also meet the VIE definition. The Company will be required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The Company is still in the process of evaluating its investments with regard to the implementation of FIN 46.

   The following table presents the total assets and the maximum exposure to loss relating to the VIEs that the Company believes it is reasonably possible it will need to consolidate in accordance with the provisions of FIN 46 at:

                                                                        December 31, 2002
                                                                        ------------------
                                                                                   Maximum
                                                                        Total    Exposure to
                                                                        Assets      Loss
                                                                        ------   -----------
                                                                        (Dollars in millions)
Financial asset-backed securitizations and collateralized debt and bond
  obligations.......................................................... $1,719      $  9(1)
Other structured investment transactions...............................     89        38(2)
Real estate joint ventures.............................................    443       196(3)
Other limited partnership interests....................................    864       167(3)
                                                                         ------     ----
   Total............................................................... $3,115      $410
                                                                         ======     ====

--------
(1) The maximum exposure to loss is based on the carrying value of retained interests.
(2) The maximum exposure to loss is based on the carrying value of beneficial interests.
(3) The maximum exposure to loss is based on the carrying value plus unfunded commitments reduced by amounts guaranteed by other partners.

   Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: (i) the hedging of liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities and (iv) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the New York Insurance Department (the "Department"). The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are generally reported in net investment gains or losses.

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value generally recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2002 and 2001, 19 and 15, respectively, of such RSATs, with notional amounts totaling $285 million and $205 million, respectively, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered calls and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

   Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

   Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for a company occupied real estate property is 40 years. Estimated lives range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $368 million and $546 million at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $81 million, $96 million and $90 million for the years ended December 31, 2002, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $297 million and $165 million at December 31, 2002 and 2001, respectively. Related amortization expense was $153 million, $106 million and $45 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2002.......  $1,502    $ 8,969   $10,471
        Capitalizations..................      --      2,227     2,227
                                           ------    -------   -------
               Total.....................   1,502     11,196    12,698
                                           ------    -------   -------
        Amortization allocated to:
           Net investment gains (losses).      16         (5)       11
           Unrealized investment gains...      31        173       204
           Other expenses................     121      1,380     1,501
                                           ------    -------   -------
               Total amortization........     168      1,548     1,716
                                           ------    -------   -------
        Dispositions and other...........    (463)      (853)   (1,316)
                                           ------    -------   -------
        Balance at December 31, 2002.....  $  871    $ 8,795   $ 9,666
                                           ======    =======   =======

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2001.......  $1,674    $ 8,823   $10,497
        Capitalizations..................      --      2,018     2,018
                                           ------    -------   -------
               Total.....................   1,674     10,841    12,515
                                           ------    -------   -------
        Amortization allocated to:
           Net investment (losses) gains.     (15)        36        21
           Unrealized investment gains...      16        112       128
           Other expenses................     178      1,256     1,434
                                           ------    -------   -------
               Total amortization........     179      1,404     1,583
                                           ------    -------   -------
        Dispositions and other...........       7       (468)     (461)
                                           ------    -------   -------
        Balance at December 31, 2001.....  $1,502    $ 8,969   $10,471
                                           ======    =======   =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                                        Deferred
                                              Value of   Policy
                                              Business Acquisition
                                              Acquired    Costs     Total
                                              -------- ----------- -------
                                                  (Dollars in millions)
     Balance at January 1, 2000..............  $  632    $ 8,438   $ 9,070
     Capitalizations.........................      --      1,805     1,805
     Acquisitions............................   1,480        201     1,681
                                               ------    -------   -------
            Total............................   2,112     10,444    12,556
                                               ------    -------   -------
     Amortization allocated to:
        Net investment gains (losses)........      28       (123)      (95)
        Unrealized investment gains..........      93        503       596
        Other expenses.......................     310      1,162     1,472
                                               ------    -------   -------
            Total amortization...............     431      1,542     1,973
                                               ------    -------   -------
     Dispositions and other..................      (7)       (79)      (86)
                                               ------    -------   -------
     Balance at December 31, 2000............  $1,674    $ 8,823   $10,497
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $83 million in 2003, $78 million in 2004, $73 million in 2005, $70 million in 2006 and $64 million in 2007.

   Amortization of VOBA and deferred policy acquisition costs is allocated to
(i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of VOBA and deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

   Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Changes in goodwill were as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Net balance at January 1.. $ 575    $703    $ 611
                 Acquisitions..............     7      20      286
                 Amortization..............    --     (47)     (50)
                 Impairment losses.........    (2)    (61)      --
                 Dispositions and other....  (175)    (40)    (144)
                                             -----    ----   -----
                 Net balance at December 31 $ 405    $575    $ 703
                                             =====    ====   =====

   Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                ------------------
                                                2002         2001
                                                ----         ----
                                                (Dollars in millions)
                       Accumulated amortization $71          $100
                                                ===            ====

   Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

   Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

   Other Revenues

   Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

   Policyholder Dividends

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

   Participating Business

   Participating business represented approximately 16% and 18% of the Company's life insurance in-force, and 90% and 82% of the number of life insurance policies in-force, at December 31, 2002 and 2001, respectively. Participating policies represented approximately 43% and 46%, 44% and 46%, and 47% and 50% of gross and net life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

   Income Taxes

   Metropolitan Life, the Holding Company and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

   Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

   Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

   Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in
Note 17 the pro forma disclosures required by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123").

   Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

   Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Demutualization and Initial Public Offering

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  Application of Accounting Pronouncements

   In January 2003, the FASB issued FIN 46 which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is in the process of assessing the impact of FIN 46 on its consolidated financial statements. Certain disclosure provisions of FIN 46 were required for December 31, 2002 financial statements. See "Structured Investment Transactions and Variable Interest Entities."

   As of December 31, 2002, the FASB is deliberating on a proposed statement that would further amend SFAS 133. The proposed statement will address certain SFAS 133 Implementation Issues. The proposed statement is not expected to have a significant impact on the Company's consolidated financial statements.

   In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation --Transition and Disclosure ("SFAS 148"), which provides guidance on how to transition from the intrinsic value method of accounting for stock-based employee compensation under APB 25 to the fair value method of accounting of SFAS 123, if a company so elects. Effective January 1, 2003, the Company adopted the fair value method of recording stock options under SFAS
123. In accordance with alternatives available under the transitional guidance of SFAS 148, the Company has elected to apply the fair value method of accounting for stock options prospectively to awards granted subsequent to January 1, 2003. As permitted, options granted prior to January 1, 2003, will continue to be accounted for under APB 25, and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005.

   In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES for others. Disclosure requirements under FIN 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN 45. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the initial adoption of FIN 45 to have a significant impact on the Company's consolidated financial statements. The adoption of FIN 45 requires the Company to include disclosures in its consolidated financial statements related to guarantees. See Note 11.

   In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3"). As discussed in Note 13, in the fourth quarter of 2001, the Company recorded a charge of $330 million, net of income taxes of $169 million, associated with business realignment initiatives using the EITF 94-3 accounting guidance.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 20.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES goodwill during 2002. Amortization of goodwill was $47 million and $50 million for the years ended December 31, 2001 and 2000, respectively. Amortization of other intangible assets was not material for the years ended December 31, 2002, 2001 and 2000. The Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets. As a result of these tests, the Company recorded a $5 million charge to earnings relating to the impairment of certain goodwill assets in the third quarter of 2002 as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

   Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. In accordance with SFAS 141, the elimination of $5 million of negative goodwill was reported in income in the first quarter of 2002 as a cumulative effect of a change in accounting.

   In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income. The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed maturities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  September 11, 2001 Tragedies

   On September 11, 2001 terrorist attacks occurred in New York, Washington, D.C. and Pennsylvania (the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposure to these events with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, and it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   The Company's original estimate of the total insurance losses related to the tragedies, which was recorded in the third quarter of 2001, was $208 million, net of income taxes of $117 million. Net income for the year ended December 31, 2002 includes a $17 million, net of income taxes of $9 million, benefit from the reduction of the liability associated with the tragedies. This revision of the liability is the result of an analysis completed during the fourth quarter of 2002, which focused on the emerging incidence experienced over the past 12 months associated with certain disability products. As of December 31, 2002, the Company's remaining liability for unpaid and future claims associated with the tragedies was $47 million, principally related to disability coverages. The estimate has been and will continue to be subject to revision in subsequent periods, as claims are received from insureds and the claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The Company's general account investment portfolios include investments, primarily comprised of fixed maturities, in industries that were affected by the tragedies, including airline, other travel, lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The carrying value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.5 billion at December 31, 2002.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. This may have a negative effect on MetLife's businesses and results of operations over time. In particular, the declines in share prices experienced after the reopening of the U.S. equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn may have an adverse effect on fees earned in the Company's businesses. In addition, the Company has received and expects to continue to receive disability claims from individuals resulting from the tragedies.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  Investments

  Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2002 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 42,265  $2,914   $  896   $ 44,283
       Mortgage-backed securities........   30,444   1,534       20     31,958
       Foreign corporate securities......   15,405   1,295      185     16,515
       U.S. treasuries/agencies..........   13,256   1,514        3     14,767
       Asset-backed securities...........    8,070     204      181      8,093
       Foreign government securities.....    4,649     516       50      5,115
       States and political subdivisions.    2,575     181       20      2,736
       Other fixed income assets.........      312     126       82        356
                                          --------   ------  ------   --------
         Total bonds.....................  116,976   8,284    1,437    123,823
     Redeemable preferred stocks.........      805      13      116        702
                                          --------   ------  ------   --------
       Total fixed maturities............ $117,781  $8,297   $1,553   $124,525
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $    827  $  114   $   80   $    861
     Nonredeemable preferred stocks......      415      13        3        425
                                          --------   ------  ------   --------
       Total equity securities........... $  1,242  $  127   $   83   $  1,286
                                          ========   ======  ======   ========

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 41,552  $1,371   $  671   $ 42,252
       Mortgage-backed securities........   24,579     839      190     25,228
       Foreign corporate securities......   15,682     657      528     15,811
       U.S. treasuries/agencies..........    7,923   1,007       42      8,888
       Asset-backed securities...........    7,856     147      204      7,799
       Foreign government securities.....    5,130     522       36      5,616
       States and political subdivisions.    2,243      68       21      2,290
       Other fixed income assets.........    1,881     284      211      1,954
                                          --------   ------  ------   --------
         Total bonds.....................  106,846   4,895    1,903    109,838
    Redeemable preferred stocks..........      784      12       33        763
                                          --------   ------  ------   --------
       Total fixed maturities............ $107,630  $4,907   $1,936   $110,601
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $  1,938  $  655   $   75   $  2,518
     Nonredeemable preferred stocks......      483      28        2        509
                                          --------   ------  ------   --------
       Total equity securities........... $  2,421  $  683   $   77   $  3,027
                                          ========   ======  ======   ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held foreign currency derivatives with notional amounts of $2,372 million and $1,958 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2002 and 2001, respectively.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $10,731 million and $9,618 million at December 31, 2002 and 2001, respectively. Non-income producing fixed maturities were $395 million and $236 million at December 31, 2002 and 2001, respectively.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                    ---------  ----------
                                                    (Dollars in millions)
        Due in one year or less.................... $  3,702    $  3,765
        Due after one year through five years......   22,212      23,250
        Due after five years through ten years.....   20,504      21,985
        Due after ten years........................   32,044      34,772
                                                    --------    --------
           Subtotal................................   78,462      83,772
        Mortgage-backed and asset-backed securities   38,514      40,051
                                                    --------    --------
           Subtotal................................  116,976     123,823
        Redeemable preferred stock.................      805         702
                                                    --------    --------
           Total fixed maturities.................. $117,781    $124,525
                                                    ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                       -------------------------
                                         2002     2001     2000
                                       -------  -------  -------
                                         (Dollars in millions)
               Proceeds............... $34,918  $27,576  $46,205
               Gross investment gains. $ 1,683  $   634  $   599
               Gross investment losses $  (973) $  (934) $(1,520)

   Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale fixed maturities and equity securities of $1,342 million, $278 million and $324 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,477 million and $11,416 million and an estimated fair value of $16,120 million and $12,066 million were on loan under the program at December 31, 2002 and 2001, respectively. The Company was liable for cash collateral under its control of $16,321 million and $12,662 million at December 31, 2002 and 2001, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored five securitizations with a total of approximately $1,719 million in financial assets as of December 31, 2002. Two of these transactions included the transfer of assets totaling approximately $289 million in 2001, resulting in the recognition of an insignificant amount of investment gains. The Company's beneficial interests in these SPEs as of December, 31, 2002 and 2001 and the related investment income for the years ended December 31, 2002, 2001 and 2000 were insignificant.

   The Company also invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $870 million and $1.6 billion at December 31, 2002 and 2001, respectively. The related income recognized was $1 million, $44 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $939 million and $835 million at December 31, 2002 and 2001, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,430 million and $1,336 million at December 31, 2002 and 2001, respectively.

  Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      -------------------------------
                                           2002            2001
                                      --------------- ---------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $20,433   80%   $19,503   79%
          Agricultural mortgage loans   5,042   20%     5,267   21%
                                      -------  ----   -------  ----
             Total...................  25,475  100%    24,770  100%
                                      =======  ====   =======  ====
          Less: Valuation allowances.     122             144
                                      -------         -------
             Mortgage loans.......... $25,353         $24,626
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 18%, 13% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2002 and 2001 include $1,515 million and $1,530 million, respectively from MIAC, a related party, in connection with MIAC's purchase of real estate from the Company in 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $620 million and $644 million at December 31, 2002 and 2001, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                        Years ended
                                                       December 31,
                                                     --------------------
                                                     2002    2001   2000
                                                     ----    ----   ----
                                                     (Dollars in millions)
          Balance at January 1...................... $144    $ 83   $ 90
          Additions.................................   39     106     38
          Deductions for writedowns and dispositions  (56)    (45)   (74)
          (Dispositions) acquisitions of affiliates.   (5)     --     29
                                                      ----   ----   ----
          Balance at December 31.................... $122    $144   $ 83
                                                      ====   ====   ====

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:


                                                             December 31,
                                                             -----------
                                                             2002   2001
                                                             ----  ------
                                                             (Dollars in
                                                              millions)
        Impaired mortgage loans with valuation allowances... $604  $  816
        Impaired mortgage loans without valuation allowances  257     315
                                                             ----  ------
        Total...............................................  861   1,131
        Less: Valuation allowances on impaired mortgages....  121     140
                                                             ----  ------
           Impaired mortgage loans.......................... $740  $  991
                                                             ====  ======

   The average investment in impaired mortgage loans on real estate was $1,068 million, $938 million and $912 million for the years ended December 31, 2002, 2001 and 2000, respectively. Interest income on impaired mortgage loans was $88 million, $103 million and $80 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   The investment in restructured mortgage loans on real estate was $410 million and $684 million at December 31, 2002 and 2001, respectively. Interest income of $44 million, $76 million and $77 million was recognized on restructured loans for the years ended December 31, 2002, 2001 and 2000, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $41 million, $60 million and $74 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $28 million and $43 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                 December 31,
                                                                --------------
                                                                 2002    2001
                                                                ------  ------
                                                                  (Dollars in
                                                                   millions)
 Real estate and real estate joint ventures held-for-investment $3,808  $3,435
 Impairments...................................................   (188)   (157)
                                                                ------  ------
    Total......................................................  3,620   3,278
                                                                ------  ------
 Real estate held-for-sale.....................................    327   1,859
 Impairments...................................................    (82)   (177)
 Valuation allowance...........................................    (16)    (35)
                                                                ------  ------
    Total......................................................    229   1,647
                                                                ------  ------
        Real estate and real estate joint ventures............. $3,849  $4,925
                                                                ======  ======

   Accumulated depreciation on real estate was $1,319 million and $1,882 million at December 31, 2002 and 2001, respectively. Related depreciation expense was $180 million, $217 million and $224 million for the years ended December 31, 2002, 2001 and 2000, respectively. These amounts include $48 million, $79 million and $80 million of depreciation expense related to discontinued operations for the years ended December 31, 2002, 2001 and 2000, respectively.

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               -----------------------------
                                    2002           2001
                               -------------- --------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $2,244   58%   $3,079   63%
                   Retail.....    697   18%      779   16%
                   Apartments.    454   12%      495   10%
                   Land.......     87    2%      184    4%
                   Agriculture      7    0%       14    0%
                   Other......    360   10%      374    7%
                               ------  ----   ------  ----
                      Total... $3,849  100%   $4,925  100%
                               ======  ====   ======  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2002, approximately 26%, 23% and 16% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002     2001    2000
                                                     ----     ----    ----
                                                     (Dollars in millions)
          Balance at January 1...................... $ 35     $ 39    $ 34
          Additions charged to operations...........   21       16      17
          Deductions for writedowns and dispositions  (40)     (20)    (12)
                                                      ----     ----    ----
          Balance at December 31.................... $ 16     $ 35    $ 39
                                                      ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $40 million, $22 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively. Investment income related to impaired real estate held-for-sale was $11 million, $31 million and $52 million for the years ended December 31, 2002, 2001 and 2000, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $62 million and $9 million at December 31, 2002 and 2001, respectively.

   The Company owned real estate acquired in satisfaction of debt of $8 million and $49 million at December 31, 2002 and 2001, respectively.

  Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                                             --------------------
                                              2002       2001
                                              ------     ------
                                             (Dollars in millions)
                   Investment............... $  985     $1,070
                   Estimated residual values    428        505
                                              ------     ------
                      Total.................  1,413      1,575
                   Unearned income..........   (368)      (404)
                                              ------     ------
                      Leveraged leases...... $1,045     $1,171
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases was $981 million and $1,077 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net Investment Income

   The components of net investment income were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                      2002     2001    2000
                                                     -------  ------- -------
                                                      (Dollars in millions)
   Fixed maturities................................. $ 7,861  $ 8,462 $ 8,529
   Equity securities................................      25       48      41
   Mortgage loans on real estate....................   1,840    1,838   1,693
   Real estate and real estate joint ventures(1)....     756      910     990
   Policy loans.....................................     512      527     515
   Other limited partnership interests..............      57       48     142
   Cash, cash equivalents and short-term investments     224      264     271
   Other............................................     318      268     192
                                                     -------  ------- -------
      Total.........................................  11,593   12,365  12,373
   Less: Investment expenses(1).....................     893    1,243   1,344
                                                     -------  ------- -------
      Net investment income......................... $10,700  $11,122 $11,029
                                                     =======  ======= =======

--------
(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

  Net Investment (Losses) Gains

   Net investment (losses) gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ----------------------
                                                    2002    2001     2000
                                                   -----   ------  -------
                                                    (Dollars in millions)
     Fixed maturities............................. $(862)  $ (644) $(1,437)
     Equity securities............................   230       66      192
     Mortgage loans on real estate................   (21)     (91)     (18)
     Real estate and real estate joint ventures(1)    (6)   1,626      101
     Other limited partnership interests..........    (2)    (161)      (7)
     Sales of businesses..........................    (7)      25      632
     Other........................................  (201)      73       65
                                                   -----   ------  -------
            Total.................................  (869)     894     (472)
     Amounts allocable to:
        Deferred policy acquisition costs.........   (11)     (21)      95
        Participating contracts...................    (7)    (105)    (126)
        Policyholder dividend obligation..........   157      159       85
                                                   -----   ------  -------
            Net investment (losses) gains......... $(730)  $  927  $  (418)
                                                   =====   ======  =======

--------
(1) The amount presented for the year ended December 31, 2002 excludes amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

   Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are (i) amortization of deferred policy acquisition costs to the extent that such amortization results from investment gains and losses, (ii) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are applied to the contractholder's accounts, and (iii) adjustments to the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

  Net Unrealized Investment Gains

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                  Years ended December 31,
                                                 -------------------------
                                                   2002     2001     2000
                                                 -------  -------  -------
                                                   (Dollars in millions)
     Fixed maturities........................... $ 6,713  $ 2,971  $ 1,696
     Equity securities..........................      44      606      744
     Derivatives................................     (24)      71       --
     Other invested assets......................       1       59       58
                                                 -------  -------  -------
            Total...............................   6,734    3,707    2,498
                                                 -------  -------  -------
     Amounts allocable to:
        Future policy benefit loss recognition..  (1,242)     (30)    (284)
        Deferred policy acquisition costs.......    (366)      (6)     113
        Participating contracts.................    (129)    (127)    (133)
        Policyholder dividend obligation........  (1,882)    (708)    (385)
     Deferred income taxes......................  (1,124)  (1,037)    (626)
                                                 -------  -------  -------
            Total...............................  (4,743)  (1,908)  (1,315)
                                                 -------  -------  -------
            Net unrealized investment gains..... $ 1,991  $ 1,799  $ 1,183
                                                 =======  =======  =======

   The changes in net unrealized investment gains were as follows:

                                                                      Years ended December 31,
                                                                      -----------------------
                                                                        2002    2001    2000
                                                                      -------  ------  ------
                                                                       (Dollars in millions)
Balance at January 1................................................. $ 1,799  $1,183  $ (297)
Unrealized investment gains during the year..........................   2,803   1,391   3,298
Unrealized investment (losses) gains relating to:
   Future policy benefit (loss) gain recognition.....................  (1,212)    254     (35)
   Deferred policy acquisition costs.................................    (204)   (128)   (596)
   Participating contracts...........................................      (2)      6     (15)
   Policyholder dividend obligation..................................  (1,174)   (323)   (385)
Deferred income taxes................................................     (72)   (475)   (787)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................      53    (109)     --
                                                                      -------  ------  ------
Balance at December 31............................................... $ 1,991  $1,799  $1,183
                                                                      =======  ======  ======
Net change in unrealized investment gains............................ $   192  $  616  $1,480
                                                                      =======  ======  ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  Derivative Instruments

   The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2002 and 2001:

                                             2002                        2001
                                  --------------------------- ---------------------------
                                           Current Market or             Current Market
                                               Fair Value                or Fair Value
                                  Notional ------------------ Notional ------------------
                                   Amount  Assets Liabilities  Amount  Assets Liabilities
                                  -------- ------ ----------- -------- ------ -----------
Financial futures................ $     4   $ --     $ --     $    --   $ --      $--
Interest rate swaps..............   3,866    196      126       1,823     73        9
Floors...........................     325      9       --         325     11       --
Caps.............................   7,770     --       --       8,010      5       --
Financial forwards...............   1,870     --       12          --     --       --
Foreign currency swaps...........   2,371     92      181       1,925    188       26
Options..........................      78      9       --       1,880      8       12
Foreign currency forwards........       1     --       --          33      4       --
Written covered calls............      --     --       --          40     --       --
Credit default swaps.............     376      2       --         270     --       --
                                  -------   ----     ----     -------   ----      ---
   Total contractual commitments. $16,661   $308     $319     $14,306   $289      $47
                                  =======   ====     ====     =======   ====      ===

   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2002 and 2001:

                                  December 31, 2001           Terminations/ December 31, 2002
                                   Notional Amount  Additions  Maturities    Notional Amount
                                  ----------------- --------- ------------- -----------------
                                                     (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures................      $    --       $   760     $  756          $     4
Interest rate swaps..............        1,823         3,005        962            3,866
Floors...........................          325            --         --              325
Caps.............................        8,010         3,750      3,990            7,770
Financial forwards...............           --         2,870      1,000            1,870
Foreign currency swaps...........        1,925           760        314            2,371
Options..........................        1,880            55      1,857               78
Foreign currency forwards........           33             1         33                1
Written covered calls............           40            --         40               --
Credit default swaps.............          270           121         15              376
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======
BY DERIVATIVE STRATEGY
Liability hedging................        9,008         3,817      4,142            8,683
Invested asset hedging...........        4,768         4,488      3,972            5,284
Portfolio hedging................          530         2,104         --            2,634
Forecasted transaction hedging...           --           913        853               60
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2002:

                                                     Remaining Life
                          ---------------------------------------------------------------------
                          One Year   After One Year   After Five Years
                          or Less  Through Five Years Through Ten Years After Ten Years  Total
                          -------- ------------------ ----------------- --------------- -------
                                                  (Dollars in millions)
Financial futures........  $    4        $   --            $   --            $ --       $     4
Interest rate swaps......      64         1,887             1,630             285         3,866
Floors...................      --            --               325              --           325
Caps.....................   1,000         6,770                --              --         7,770
Financial forwards.......   1,870            --                --              --         1,870
Foreign currency swaps...      88           962               851             470         2,371
Options..................       3            20                --              55            78
Foreign currency forwards      --             1                --              --             1
Written covered calls....      --            --                --              --            --
Credit default swaps.....      45           331                --              --           376
                           ------        ------            ------            ----       -------
   Total contractual
     commitments.........  $3,074        $9,971            $2,806            $810       $16,661
                           ======        ======            ======            ====       =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2002 and 2001:

                                2002                        2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    BY TYPE OF HEDGE
    Fair value...... $   418   $ --     $ 64     $    --   $ --      $--
    Cash flow.......   3,445     69       72         607     61        1
    Non qualifying..  12,798    239      183      13,699    228       46
                     -------   ----     ----     -------   ----      ---
       Total........ $16,661   $308     $319     $14,306   $289      $47
                     =======   ====     ====     =======   ====      ===

   For the years ended December 2002, 2001 and 2000, the Company recognized net investment income of $23 million, $32 million and $13 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   During the year ended December 31, 2002, the Company recognized $30 million in net investment losses related to qualifying fair value hedges. Accordingly, $34 million of unrealized gains on fair value hedged investments were recognized in net investment gains and losses. There were no derivatives designated as fair value hedges during the year ended December 31, 2001. There were no discontinued hedges during the year ended December 31, 2002.

   For the years ended December 31, 2002 and 2001, the amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $24 million and gains of $71 million, respectively. During the year ended December 31, 2002, the Company recognized other comprehensive losses of $142 million relating to the effective portion of cash flow hedges. During the year ended December 31, 2002, $10 million of other comprehensive income and $57 million of other comprehensive losses were reclassified into net investment

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income and net investment losses, respectively. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income due to the SFAS No. 133 transition adjustment. Approximately $6 million and $12 million of the losses reported in accumulated other comprehensive income at December 31, 2002 are expected to be reclassified during the year ending December 31, 2003 into net investment income and net investment gains and losses, respectively, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment income of $32 million and $24 million, respectively, and net investment losses of $172 million and net investment gains of $100 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

5.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      Notional Carrying Estimated
December 31, 2002                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $124,525  $124,525
   Equity securities.................................................          $  1,286  $  1,286
   Mortgage loans on real estate.....................................          $ 25,353  $ 27,935
   Policy loans......................................................          $  8,047  $  8,047
   Short-term investments............................................          $  1,199  $  1,199
   Cash and cash equivalents.........................................          $  1,106  $  1,106
   Mortgage loan commitments.........................................  $  859  $     --  $     12
   Commitments to fund partnership investments.......................  $1,667  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 34,706  $ 35,063
   Short-term debt...................................................          $    912  $    912
   Long-term debt....................................................          $  2,624  $  2,794
   Payable under securities loaned transactions......................          $ 16,321  $ 16,321
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    277  $    310

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                      Notional Carrying Estimated
December 31, 2001                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................          $  3,027  $  3,027
   Mortgage loans on real estate.....................................          $ 24,626  $ 25,815
   Policy loans......................................................          $  7,894  $  7,894
   Short-term investments............................................          $  1,168  $  1,168
   Cash and cash equivalents.........................................          $  3,932  $  3,932
   Mortgage loan commitments.........................................  $  532  $     --  $     (4)
   Commitments to fund partnership investments.......................  $1,898  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 47,494  $ 47,833
   Short-term debt...................................................          $    345  $    345
   Long-term debt....................................................          $  2,380  $  2,442
   Payable under securities loaned transactions......................          $ 12,662  $ 12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    276  $    276

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Partnership Agreements

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership agreements have no stated interest rate and are assumed to have a fair value of zero.

  Policy Loans

   The carrying values for policy loans approximate fair value.

  Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  Policyholder Account Balances

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  Derivative Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign currency forwards, caps, floors, options and written covered calls are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  Employee Benefit Plans

  Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees and sales representatives of the Company. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                             December 31,
                                                    ------------------------------
                                                    Pension Benefits Other Benefits
                                                    --------------   --------------
                                                     2002     2001    2002    2001
                                                    ------   ------  ------  ------
                                                         (Dollars in millions)
Change in projected benefit obligation:
 Projected benefit obligation at beginning of year. $4,426   $4,145  $1,669  $1,542
   Service cost....................................    104      104      36      34
   Interest cost...................................    307      308     123     115
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Actuarial losses................................    307      169     342      66
   Curtailments and terminations...................     (3)     (49)     (2)      9
   Change in benefits..............................     --       29    (168)     --
   Benefits paid...................................   (284)    (268)   (122)    (97)
                                                    ------   ------  ------  ------
 Projected benefit obligation at end of year.......  4,747    4,426   1,878   1,669
                                                    ------   ------  ------  ------
Change in plan assets:
 Contract value of plan assets at beginning of year  4,161    4,619   1,169   1,318
   Actual return on plan assets....................   (185)    (201)    (92)    (49)
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Employer and participant contributions..........    426       23       1       1
   Benefits paid...................................   (284)    (268)   (113)   (101)
                                                    ------   ------  ------  ------
 Contract value of plan assets at end of year......  4,008    4,161     965   1,169
                                                    ------   ------  ------  ------
Under funded.......................................   (739)    (265)   (913)   (500)
Unrecognized net actuarial losses (gains)..........  1,507      693     262    (258)
Unrecognized prior service cost (credit)...........    101      116    (208)    (49)
                                                    ------   ------  ------  ------
Prepaid benefit (accrued) cost..................... $  869   $  544  $ (859) $ (807)
                                                    ======   ======  ======  ======
Qualified plan prepaid pension cost................ $1,164   $  805
Non-qualified plan accrued pension cost............   (341)    (323)
Unamortized prior service cost.....................     --       16
Accumulated other comprehensive loss...............     46       46
                                                    ------   ------
Prepaid benefit cost............................... $  869   $  544
                                                    ======   ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                         Qualified Plan   Non-Qualified Plan       Total
                                        ----------------  -----------------  ----------------
                                          2002     2001    2002      2001      2002     2001
                                        -------  -------   -----     -----   -------  -------
                                                      (Dollars in millions)
Aggregate projected benefit
  obligation........................... $(4,273) $(4,006) $(474)    $(420)   $(4,747) $(4,426)
Aggregate contract value of plan assets
  (principally Company contracts)......   4,008    4,161     --        --      4,008    4,161
                                        -------  -------   -----     -----   -------  -------
(Under) over funded.................... $  (265) $   155  $(474)    $(420)   $  (739) $  (265)
                                        =======  =======   =====     =====   =======  =======

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                             Pension Benefits   Other Benefits
                                             ---------------- ------------------
                                              2002    2001       2002     2001
                                             ------ --------- ---------- -------
                                                    (Dollars in millions)
Weighted average assumptions at December 31:
   Discount rate............................ 6.75%  6.9%-7.4% 6.5%-7.25% 6%-7.4%
   Expected rate of return on plan assets...  8%-9%   8%-9%    5.2%-9%    6%-9%
   Rate of compensation increase............ 4%-6%    4%-6%      N/A       N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                December 31,
                               -----------------------------------------------
                                        2002                    2001
                               ---------------------- ------------------------
  Pre-Medicare eligible claims 9% down to 5% in 2010  9.5% down to 5% in 2010
  Medicare eligible claims.... 11% down to 5% in 2014 11.5% down to 5% in 2014

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components     $10         $10
Effect on accumulated postretirement benefit obligation     $90         $88

   The components of net periodic benefit cost were as follows:

                                                 Pension Benefits     Other Benefits
                                               -------------------  -----------------
                                                2002   2001   2000  2002   2001  2000
                                               -----  -----  -----  ----  -----  ----
                                                        (Dollars in millions)
Service cost.................................. $ 104  $ 104  $  98  $ 36  $  34  $ 29
Interest cost.................................   307    308    291   123    115   113
Expected return on plan assets................  (354)  (402)  (420)  (93)  (108)  (97)
Amortization of prior actuarial losses (gains)    33     (2)   (19)   (9)   (27)  (22)
Curtailment cost (credit).....................    11     21     (3)    4      6     2
                                               -----  -----  -----  ----  -----  ----
Net periodic benefit cost (credit)............ $ 101  $  29  $ (53) $ 61  $  20  $ 25
                                               =====  =====  =====  ====  =====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $49 million, $55 million and $65 million for the years ended December 31, 2002, 2001 and 2000, respectively.

7.  Closed Block

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transaction from April 1, 2000 through April 6, 2000 is not considered material).

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                               December 31,
                                                                                             --------------------
                                                                                               2002       2001
                                                                                              -------    -------
                                                                                             (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits...................................................................... $41,207    $40,325
Other policyholder funds....................................................................     279        321
Policyholder dividends payable..............................................................     719        757
Policyholder dividend obligation............................................................   1,882        708
Payables under securities loaned transactions...............................................   4,851      3,350
Other liabilities...........................................................................     433         90
                                                                                              -------    -------
       Total closed block liabilities.......................................................  49,371     45,551
                                                                                              -------    -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $28,334 and $25,761,
     respectively)..........................................................................  29,981     26,331
   Equity securities, at fair value (amortized cost: $236 and $240, respectively)...........     218        282
   Mortgage loans on real estate............................................................   7,032      6,358
   Policy loans.............................................................................   3,988      3,898
   Short-term investments...................................................................      24        170
   Other invested assets....................................................................     604        159
                                                                                              -------    -------
       Total investments....................................................................  41,847     37,198
Cash and cash equivalents...................................................................     435      1,119
Accrued investment income...................................................................     540        550
Deferred income taxes.......................................................................   1,151      1,060
Premiums and other receivables..............................................................     130        244
                                                                                              -------    -------
       Total assets designated to the closed block..........................................  44,103     40,171
                                                                                              -------    -------
Excess of closed block liabilities over assets designated to the closed block...............   5,268      5,380
                                                                                              -------    -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred income tax of $577 and $219,
     respectively...........................................................................   1,047        389
   Unrealized derivative gains, net of deferred income tax of $7 and $9, respectively.......      13         17
   Allocated to policyholder dividend obligation, net of deferred income tax of $668 and
     $255, respectively.....................................................................  (1,214)      (453)
                                                                                              -------    -------
                                                                                                (154)       (47)
                                                                                              -------    -------
Maximum future earnings to be recognized from closed block assets and liabilities........... $ 5,114    $ 5,333
                                                                                              =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:



                                                                                      For the period
                                                                        Years ended   April 7, 2000
                                                                        December 31,     through
                                                                       -------------   December 31,
                                                                        2002    2001       2000
                                                                       ------  -----  --------------
                                                                           (Dollars in millions)
Balance at beginning of period........................................ $  708  $ 385       $ --
Impact on net income before amounts allocable to policyholder dividend
  obligation..........................................................    157    159         85
Net investment losses.................................................   (157)  (159)       (85)
Change in unrealized investment and derivative gains..................  1,174    323        385
                                                                       ------  -----       ----
Balance at end of period.............................................. $1,882  $ 708       $385
                                                                       ======  =====       ====

   Closed block revenues and expenses were as follows:

                                                                                             For the period
                                                                               Years ended   April 7, 2000
                                                                               December 31,     through
                                                                              -------------   December 31,
                                                                               2002   2001        2000
                                                                              ------ ------  --------------
                                                                                  (Dollars in millions)
REVENUES
Premiums..................................................................... $3,551 $3,658      $2,900
Net investment income and other revenues.....................................  2,568  2,555       1,789
Net investment gains (losses) (net of amounts allocable to the policyholder
  dividend obligation of $(157), $(159) and $(85), respectively).............    168    (20)       (150)
                                                                              ------ ------      ------
   Total revenues............................................................  6,287  6,193       4,539
                                                                              ------ ------      ------
EXPENSES
Policyholder benefits and claims.............................................  3,770  3,862       2,874
Policyholder dividends.......................................................  1,573  1,544       1,132
Change in policyholder dividend obligation (excludes amounts directly related
  to net investment losses of $(157), $(159) and $(85), respectively)........    157    159          85
Other expenses...............................................................    310    352         265
                                                                              ------ ------      ------
   Total expenses............................................................  5,810  5,917       4,356
                                                                              ------ ------      ------
Revenues net of expenses before income taxes.................................    477    276         183
Income taxes.................................................................    173     97          67
                                                                              ------ ------      ------
Revenues net of expenses and income taxes.................................... $  304 $  179      $  116
                                                                              ====== ======      ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The change in maximum future earnings of the closed block was as follows:

                                                          For the period
                                            Years ended   April 7, 2000
                                           December 31,      through
                                          --------------   December 31,
                                           2002    2001        2000
                                          ------  ------  --------------
                                              (Dollars in millions)
       Balance at the end of period...... $5,114  $5,333      $5,512
       Less:
          Reallocation of assets.........     85      --          --
          Balance at beginning of period.  5,333   5,512       5,628
                                          ------  ------      ------
       Change during period.............. $ (304) $ (179)     $ (116)
                                          ======  ======      ======

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with Federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The table below provides a summary of the notional amount and fair value of derivatives by hedge accounting classification at:

                          December 31, 2002           December 31, 2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Carrying ------------------
                      Amount  Assets Liabilities  Value   Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    By Type of Hedge
    Fair value......   $ --    $--       $--       $ --    $--       $--
    Cash flow.......    128      2        11        171     22        --
    Non-qualifying..    258     32         2        112     13         5
                       ----    ---       ---       ----    ---       ---
       Total........   $386    $34       $13       $283    $35       $ 5
                       ====    ===       ===       ====    ===       ===

   The amounts accumulated in other comprehensive loss relating to cash flow hedges were gains of $21 million for both the years ended December 31, 2002 and 2001. During the year ended December 31, 2002, the Company recognized other comprehensive gains of $4 million relating to the effective portion of cash flow hedges. Reclassifications are recognized over the life of the hedged item. During the year ended December 31, 2002, $4 million of other comprehensive loss was reclassified into net investment income. Approximately $3 million of the gains reported in accumulated other comprehensive loss is expected to be reclassified into net investment income during the year ending December 31, 2003, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment losses of $11 million and net investment gains of $5 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million.

8.  Separate Accounts

   Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $39,157 million and $48,912 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $14,755 million and $13,802 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $463 million, $564 million and $667 million for the years ended December 31, 2002, 2001 and 2000, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 4.8% and 7.0% at December 31, 2002 and 2001, respectively. The assets that support these liabilities were comprised of $12,531 million and $11,888 million in fixed maturities at December 31, 2002 and 2001, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of early withdrawals to invest in instruments yielding a higher return, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  Debt

   Debt consisted of the following:

                                                                                  December 31,
                                                                                  -------------
                                                                                   2002   2001
                                                                                  ------ ------
                                                                                   (Dollars in
                                                                                    millions)
Surplus notes, interest rates ranging from 6.30% to 7.88%, maturity dates ranging from 2003 to 2025.............................................................. $1,632 $1,630
Capital notes payable to the Holding Company, interest rate of 7.13%, maturity
  dates ranging from 2032 to 2033................................................    500     --
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    298    298
Investment related exchangeable debt, interest rate of 4.90%.....................     --    195
Fixed rate notes, interest rates ranging from 4.39% to 12.00%, maturity dates
  ranging from 2005 to 2019......................................................     33     87
Capital lease obligations........................................................     21     23
Other notes with varying interest rates..........................................    140    147
                                                                                  ------ ------
Total long-term debt.............................................................  2,624  2,380
Total short-term debt............................................................    912    345
                                                                                  ------ ------
   Total......................................................................... $3,536 $2,725
                                                                                  ====== ======

   The Company maintains committed and unsecured credit facilities aggregating $2,434 million ($1,140 million expiring in 2003 and $1,294 million expiring in 2005). If these facilities were drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provide support for the Company's commercial paper program. At December 31, 2002, the Company had drawn approximately $28 million under the facilities expiring in 2005 at interest rates ranging from 4.39% to 5.57%. At December 31, 2002, the Company had approximately $508 million in letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003 and, if redeemed prior to November 2013, would include a premium.

   The investment-related exchangeable debt instrument is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $405 million in 2003, $9 million in 2004, $392 million in 2005, $100 million in 2006, $4 million in 2007 and $1,714 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.4% and a weighted average maturity of 63 days at December 31, 2002. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and a weighted average maturity of 87 days at December 31, 2001. The Company also has other collaterlized borrowings with a weighted average coupon rate of 5.83% and a weighted average maturity of 34 days at December 31, 2002. Such securities had a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $208 million, $313 million and $417 million for the years ended December 31, 2002, 2001 and 2000, respectively.

10.  Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million and $118 million, net of unamortized discounts of $6 million and $7 million at December 31, 2002 and 2001, respectively. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2002, 2001 and 2000.

   RGA Capital Trust I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2002 and 2001.

11.  Commitments, Contingencies and Guarantees

  Litigation

   Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies. Implementation of the General American class action settlement is proceeding.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2002, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 60 sales practices lawsuits pending against New England Mutual and approximately 35 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In March 2002, a purported class action complaint was filed in a federal court in Kansas by S-G Metals Industries, Inc. ("S-G Metals") against New England Mutual. The complaint seeks certification of a class on behalf of corporations and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES banks that purchased participating life insurance policies, as well as persons who purchased participating policies for use in pension plans or through work site marketing. These policyholders were not part of the New England Mutual class action settlement noted above. The action was transferred to a federal court in Massachusetts. New England Mutual moved to dismiss the case and in November 2002, the federal district court dismissed the case. S-G Metals has filed a notice of appeal. New England Mutual intends to continue to defend itself vigorously against the case.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

   Asbestos-Related Claims

   Metropolitan Life is a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In early 2002 and in early 2003, two trial courts granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                             At or for the years ended
                                                                   December 31,
                                                             ------------------------
                                                               2002     2001    2000
                                                             --------  ------- -------
Asbestos personal injury claims at year end (approximate)...  106,500   89,000  73,000
Number of new claims during the year (approximate)..........   66,000   59,500  54,500
Settlement payments during the year (dollars in millions)(1) $   95.1  $  90.7 $  71.1

--------
(1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   During the fourth quarter of 2002, Metropolitan Life analyzed its claims experience and reviewed external publications and numerous variables to identify trends and assessed their impact on its recorded asbestos liability. Certain publications suggest a trend towards more asbestos-related claims and a greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers. Plaintiffs' lawyers continue to advertise heavily with respect to asbestos litigation. Bankruptcies and reorganizations of other defendants in asbestos litigation may increase the pressures on remaining defendants, including Metropolitan Life. Through the first nine months of 2002, the number of new claims received by Metropolitan Life was lower than those received during the comparable 2001 period. However, the number of new claims received by Metropolitan Life during the fourth quarter of 2002 was significantly higher than those received in the prior year quarter, resulting in more new claims being received by Metropolitan Life in 2002 than in 2001. Factors considered also included expected trends in filing cases, the dates of initial exposure of plaintiffs to asbestos, the likely percentage of total asbestos claims which included Metropolitan Life as a defendant and experience in claims settlement negotiations.

   Metropolitan Life also considered views derived from actuarial calculations it made in the fourth quarter of 2002. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience, information available in public reports, as well as a study regarding the possible future incidence of mesothelioma. Based on all of the above information, including greater than expected claims experience over the last three years, Metropolitan Life expects to receive more claims in the future than it had previously expected. Previously, Metropolitan Life's liability reflected that the increase in asbestos-related claims was a result of an acceleration in the reporting of such claims; the liability now reflects that such an increase is also the result of an increase in the total number of asbestos-related claims expected to be received by Metropolitan Life. Accordingly, Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) is within the coverage of the excess insurance policies discussed below.

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim will be made under the excess insurance policies in 2003 for the amounts paid with respect to asbestos litigation in excess of the retention. Based on performance of the reference fund, at December 31, 2002, the loss reimbursements to the Company in 2003 and the amount recoverable with respect to later periods will be $42 million less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. The foregone loss reimbursements are estimated to be $9 million with respect to 2002 claims and $42 million in the aggregate.

   The $402 million increase in the recorded liability for asbestos claims less the foregone loss reimbursement adjustment of $42 million ($27 million net of income tax) resulted in an increase in the recoverable of $360 million. At December 31, 2002, a portion ($136 million) of the $360 million recoverable was recognized in income while the remainder ($224 million) was recorded as a deferred gain which is expected to be recognized in income in the future over the estimated settlement period of the excess insurance policies. The $402 million increase in the recorded liability, less the portion of the recoverable recognized in income, resulted in a net expense of $266 million ($169 million net of income tax). The $360 million recoverable may change depending on the future performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

   As a result of the excess insurance policies, $1,237 million is recorded as a recoverable at December 31, 2002 ($224 million of which is recorded as a deferred gain as mentioned above); the amount includes recoveries expected to be obtained in 2003 for amounts paid in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. It is likely that bills will be introduced in 2003 in the United States Congress to reform asbestos litigation. While the Company strongly supports reform efforts, there can be no assurance that legislative reforms will be enacted. Metropolitan Life will continue to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   Property and Casualty Actions

   Purported class action suits involving claims by policyholders for the alleged diminished value of automobiles after accident-related repairs have been filed in Rhode Island, Texas, Georgia and Tennessee against Metropolitan Property and Casualty Insurance Company. Rhode Island and Texas trial courts denied plaintiffs' motions for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A settlement has been reached in the Georgia class action; the Company determined to settle the case in light of a Georgia Supreme Court decision involving another insurer. The settlement is being implemented. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. Total loss valuation methods are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in 2001 alleges that Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. The court has dismissed the action. An appeal has been filed. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

   Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the Superintendent and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the New York state court in New York County were consolidated within the commercial part. In addition, there remained a separate purported class action in New York state court in New York County. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action was filed in New York state court in New York County on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life's motion to dismiss this case was granted in a decision filed on October 31, 2002. Plaintiff has withdrawn her notice of appeal. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied in 2001. On February 4, 2003, plaintiffs filed a consolidated amended complaint adding a fraud

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES claim under the Securities Exchange Act of 1934. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. In 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. In January 2003, the United States Court of Appeals for the Second Circuit affirmed the dismissal. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   In July 2002, a lawsuit was filed in the United States District Court for the Eastern District of Texas on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. The Holding Company, Metropolitan Life, the trustee of the policyholder trust, and certain present and former individual directors and officers of Metropolitan Life are named as defendants. Plaintiffs' allegations concern the treatment of the cost of the settlement in connection with the demutualization of Metropolitan Life and the adequacy and accuracy of the disclosure, particularly with respect to those costs. Plaintiffs seek compensatory, treble and punitive damages, as well as attorneys' fees and costs. The defendants' motion to transfer the lawsuit to the Western District of Pennsylvania was granted on February 14, 2003. The defendants' motion to dismiss is pending. Plaintiffs have filed a motion for class certification which the Texas court has adjourned. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest them vigorously.

   Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. Metropolitan Life has cooperated fully with that inquiry. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. Metropolitan Life has entered into settlement agreements to resolve the regulatory examination and the actions pending in the United States District Court for the Southern District of New York. The class action settlement, which has received preliminary approval from the court, must receive final approval before it can be implemented. A fairness hearing was held on February 7, 2003. The regulatory settlement agreement is conditioned upon final approval of the class action settlement. Metropolitan Life recorded a charge in the fourth quarter of 2001 in connection with the anticipated resolution of these matters and believes that charge is adequate to cover the costs associated with these settlements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Sixteen lawsuits involving approximately 125 plaintiffs have been filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life is contesting vigorously plaintiffs' claims in these actions.

   Other

   In 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and were not available to individuals like plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The district court denied the parties' cross-motions for summary judgment to allow for discovery. Discovery has not yet commenced pending the court's ruling as to the timing of a class certification motion. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   A reinsurer of universal life policy liabilities of Metropolitan Life and certain affiliates is seeking rescission and has commenced an arbitration proceeding claiming that, during underwriting, material misrepresentations or omissions were made. The reinsurer also has sent a notice purporting to increase reinsurance premium rates. Metropolitan Life and these affiliates intend to vigorously defend themselves against the claims of the reinsurer, including the purported rate increase.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                    Rental Income Sublease Income Gross Rental Payments
                    ------------- --------------- ---------------------
                                   (Dollars in millions)
         2003......    $  540           $14               $184
         2004......       510            12                160
         2005......       464            11                145
         2006......       428            10                130
         2007......       379             9                114
         Thereafter     1,724             8                643

  Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,667 million and $1,898 million at December 31, 2002 and 2001, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

  Guarantees

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of disposition transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, Metropolitan Life and its subsidiaries indemnify their respective directors and officers as provided in their charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The Company has not recorded any liability for these indemnities, guarantees and commitments in the accompanying consolidated balance sheets at December 31, 2002 or 2001.

12.  Acquisitions and Dispositions

  Dispositions

   In December 2002, the Company completed its sales of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $1,648 million, $1,463 million, and $1,256 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value of $96 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million and $509 million for the years ended December 31, 2001 and 2000, respectively.

   In July 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   In October 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Acquisitions

   In January 2000, Metropolitan Life completed its acquisition of GenAmerica, a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock, and 61% of the outstanding shares of Conning common stock which was subsequently sold in 2001. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. During 2002, MetLife, Inc. purchased additional shares of RGA's outstanding common stock. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001. At December 31, 2002 and 2001, Metropolitan Life's ownership percentage of the outstanding shares of common stock was approximately 58%.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

13.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The following tables represent the original expenses recorded in the fourth quarter of 2001 and the remaining liability as of December 31, 2002:

                                      Pre-tax Charges Recorded in the Fourth Quarter of 2001
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $  9            $32            $ 3        $ 44
Facilities' consolidation costs......        3             65             --          68
Business exit costs..................      387             --             --         387
                                          ----            ---            ---        ----
   Total.............................     $399            $97            $ 3        $499
                                          ====            ===            ===        ====

                                      Remaining Liability as of December 31, 2002
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $ --            $ 1            $--        $  1
Facilities' consolidation costs......       --             13             --          13
Business exit costs..................       40             --             --          40
                                          ----            ---            ---        ----
   Total.............................     $ 40            $14            $--        $ 54
                                          ====            ===            ===        ====

   The 2001 facilities' consolidation costs include $15 million of charges related to MetLife Investors Group, Inc., a subsidiary sold to the Holding Company in December 2002. The remaining liability as of December 31, 2002 related to this subsidiary, which is not included in the above table, was $4 million.

   Institutional. The charges to this segment in the fourth quarter of 2001 include costs associated with exiting a business, including the write-off of goodwill, severance and severance-related costs, and facilities' consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively. During the fourth quarter of 2002, approximately $30 million of the charges recorded in 2001 were released into income primarily as a result of the accelerated implementation of the Company's exit from the large market 401(k) business. The business realignment initiatives will result in the elimination of approximately 930 positions. As of December 31, 2002, there were approximately 340 terminations to be completed. The Company continues to carry a liability as of December 31, 2002 since the exit plan could not be completed within one year due to circumstances outside the Company's control, and since certain of its contractual obligations extended beyond one year.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Individual. The charges to this segment in the fourth quarter of 2001 include facilities' consolidation costs, severance and severance-related costs, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. As of December 31, 2002, there were approximately 25 terminations to be completed. These costs were recorded in other expenses. The remaining liability as of December 31, 2002 is due to certain contractual obligations that extended beyond one year.

   Auto & Home. The charges to this segment in the fourth quarter of 2001 include severance and severance-related costs associated with the elimination of approximately 200 positions. All terminations were completed as of December 31, 2002. The costs were recorded in other expenses.

14.  Income Taxes

   The provision for income taxes for continuing operations was as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Current:
                    Federal................ $ 841    $(22)   $(131)
                    State and local........   (18)     (4)      34
                    Foreign................    (5)     15        5
                                             -----    ----   -----
                                              818     (11)     (92)
                                             -----    ----   -----
                 Deferred:
                    Federal................  (322)    775      513
                    State and local........    17      32        8
                    Foreign................    12       1        6
                                             -----    ----   -----
                                             (293)    808      527
                                             -----    ----   -----
                 Provision for income taxes $ 525    $797    $ 435
                                             =====    ====   =====

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes for continuing operations were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002    2001     2000
                                                     ----    ----     -----
                                                     (Dollars in millions)
        Tax provision at U.S. statutory rate........ $590    $771    $ 457
        Tax effect of:
           Tax exempt investment income.............  (86)    (82)     (52)
           Surplus tax..............................   --      --     (145)
           State and local income taxes.............   21      35       30
           Prior year taxes.........................   (8)     36      (37)
           Demutualization costs....................   --      --       21
           Payment to former Canadian policyholders.   --      --      114
           Sales of businesses......................   --       5       31
           Other, net...............................    8      32       16
                                                      ----    ----    -----
        Provision for income taxes.................. $525    $797    $ 435
                                                      ====    ====    =====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Net deferred income tax assets and liabilities consisted of the following:


                                                        December 31,
                                                      --------------------
                                                        2002       2001
                                                       -------    -------
                                                      (Dollars in millions)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 3,020    $ 3,033
            Net operating losses.....................     187        318
            Employee benefits........................      --        123
            Litigation related.......................      95        279
            Other....................................     286        438
                                                       -------    -------
                                                        3,588      4,191
            Less: Valuation allowance................      14        114
                                                       -------    -------
                                                        3,574      4,077
                                                       -------    -------
         Deferred income tax liabilities:............
            Investments..............................   1,597      2,053
            Deferred policy acquisition costs........   2,699      2,756
            Employee benefits........................      65         --
            Net unrealized investment gains..........   1,124      1,037
            Other....................................      36        124
                                                       -------    -------
                                                        5,521      5,970
                                                       -------    -------
         Net deferred income tax liability........... $(1,947)   $(1,893)
                                                       =======    =======

   Domestic net operating loss carryforwards amount to $503 million at December 31, 2002 and will expire beginning in 2019. Foreign net operating loss carryforwards amount to $42 million at December 31, 2002 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998, and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  Reinsurance

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. Risks in excess of $25 million on single life policies and $30 million on survivorship policies are 100% coinsured. In addition, in 1998, the Company reinsured substantially all of the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES mortality risk on its universal life policies issued since 1983. RGA retains a maximum of $4 million of coverage per individual life with respect to its assumed reinsurance business. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses, among others.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             Years ended December 31,
                                                            -------------------------
                                                              2002     2001     2000
                                                            -------  -------  -------
                                                              (Dollars in millions)
Direct premiums............................................ $17,811  $16,257  $15,661
Reinsurance assumed........................................   2,973    2,786    2,858
Reinsurance ceded..........................................  (2,314)  (2,020)  (2,256)
                                                            -------  -------  -------
Net premiums............................................... $18,470  $17,023  $16,263
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 2,631  $ 2,069  $ 1,934
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,533 million and $3,312 million at December 31, 2002 and 2001, respectively, including $1,348 million and $1,356 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $45 million and $103 million at December 31, 2002 and 2001, respectively.

   Included in premiums and other receivables are reinsurance recoverables due from Exeter Reassurance Company, Limited, a related party, of $502 million and $644 million at December 31, 2002 and 2001, respectively. Included in other policyholder funds are reinsurance liabilities assumed from MIAC, a related party, of $763 and $778 million at December 31, 2002 and 2001, respectively.

   Included in future policy benefits and other policyholder funds are reinsurance liabilities assumed from Cova Corporation , MetLife Investor's Group, Inc. and MetLife International Holdings, Inc., related parties, of $772 million and $931 million, respectively, at December 31, 2002. These entities were sold at December 31, 2002. See note 12.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                             Years ended December 31,
                                            -------------------------
                                              2002     2001     2000
                                            -------  -------  -------
                                              (Dollars in millions)
          Balance at January 1............. $ 4,597  $ 4,226  $ 3,790
             Reinsurance recoverables......    (457)    (410)    (415)
                                            -------  -------  -------
          Net balance at January 1.........   4,140    3,816    3,375
                                            -------  -------  -------
          Incurred related to:
             Current year..................   4,116    4,182    3,786
             Prior years...................     (85)     (84)    (112)
                                            -------  -------  -------
                                              4,031    4,098    3,674
                                            -------  -------  -------
          Paid related to:
             Current year..................  (2,503)  (2,538)  (2,215)
             Prior years...................  (1,303)  (1,236)  (1,018)
                                            -------  -------  -------
                                             (3,806)  (3,774)  (3,233)
                                            -------  -------  -------
          Net Balance at December 31.......   4,365    4,140    3,816
             Add: Reinsurance recoverables.     478      457      410
                                            -------  -------  -------
          Balance at December 31........... $ 4,843  $ 4,597  $ 4,226
                                            =======  =======  =======

16.  Other Expenses

   Other expenses were comprised of the following:

                                                                                 Years ended December 31,
                                                                                -------------------------
                                                                                  2002     2001     2000
                                                                                -------  -------  -------
                                                                                  (Dollars in millions)
Compensation................................................................... $ 2,423  $ 2,447  $ 2,712
Commissions....................................................................   1,938    1,649    1,638
Interest and debt issue costs..................................................     242      312      436
Amortization of policy acquisition costs (excludes amortization of $11, $21 and
  $(95), respectively, related to investment gains (losses))...................   1,501    1,434    1,472
Capitalization of policy acquisition costs.....................................  (2,227)  (2,018)  (1,805)
Rent, net of sublease income...................................................     289      280      230
Minority interest..............................................................      74       57      115
Other..........................................................................   2,349    2,759    2,510
                                                                                -------  -------  -------
   Total other expenses........................................................ $ 6,589  $ 6,920  $ 7,308
                                                                                =======  =======  =======

17.  Stockholder's Equity

  Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2002, Metropolitan Life paid to MetLife, Inc. $535 million in dividends for which prior insurance regulatory clearance was not required and $369 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2001, Metropolitan Life paid to MetLife, Inc. $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2000, Metropolitan Life paid to MetLife, Inc. $763 million in dividends for which prior insurance regulatory clearance was not required. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. At December 31, 2002, Metropolitan Life could pay the Holding Company a dividend of $662 million without prior approval of the Superintendent.

  Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards may be granted to Metropolitan Life employees in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of the Company's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   MetLife, Inc. applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the excess of market price over exercise price is utilized on the first date that both the number of shares and award price are known. For the years ended December 31, 2002 and 2001, compensation expense for non-employees related to MetLife, Inc.'s Stock Incentive Plan and Directors Stock Plan was $2 million and $1 million, respectively. This expense is allocated to the Company to properly reflect compensation expense related to Metropolitan Life employees.

   Had the compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan allocable to the Company been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the years ended December 31, 2002 and 2001 would have been reduced to a pro forma amount of $1,570 million and $1,468 million, respectively.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants for the:

                                             2002       2001
                                          ----------- ---------
                 Dividend yield:.........    0.68%      0.68%
                 Risk-free rate of return 4.74%-5.52%   5.72%
                 Volatility.............. 25.3%-30.3%   31.6%
                 Expected duration.......  4-6 years  4-6 years

  Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. As of December 31, 2001, New York State Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations. Statutory net income of Metropolitan Life, as filed with the Department, was $1,478 million, $2,782 million and $1,027 million for the years ended 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed, was $6,986 million and $5,358 million at December 31, 2002 and 2001, respectively.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the statutory capital and surplus of Metropolitan Life and the Holding Company's other insurance subsidiaries.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Other Comprehensive Income

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2002, 2001 and 2000 to avoid double-counting in other comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                                                   Years ended December 31,
                                                                                   -----------------------
                                                                                     2002    2001    2000
                                                                                   -------  ------  ------
                                                                                    (Dollars in millions)
Holding gains on investments arising during the year.............................. $ 2,904  $1,287  $2,807
Income tax effect of holding gains................................................    (976)   (509)   (975)
Reclassification adjustments:
   Recognized holding losses included in current year income......................     339     579     989
   Amortization of premiums and accretion of discounts associated with
     investments..................................................................    (440)   (475)   (498)
   Recognized holding gains allocated to other policyholder amounts...............    (139)    (33)    (54)
   Income tax effect..............................................................      75     (27)   (152)
Allocation of holding losses on investments relating to other policyholder
  amounts.........................................................................  (2,453)   (158)   (977)
Income tax effect of allocation of holding losses to other policyholder amounts...     829      61     340
Unrealized investment gain (losses) of subsidiary at date of sale.................      68    (173)     --
Deferred income taxes on unrealized investment gain (losses) of subsidiary at date
  of sale.........................................................................     (15)     64      --
                                                                                   -------  ------  ------
Net unrealized investment gains...................................................     192     616   1,480
                                                                                   -------  ------  ------
Foreign currency translation adjustments arising during the year..................     137     (58)     (6)
Foreign currency translation of subsidiary at date of sale........................     (65)     19      --
                                                                                   -------  ------  ------
Foreign currency translation adjustment...........................................      72     (39)     (6)
Minimum pension liability adjustment..............................................      --     (18)     (9)
                                                                                   -------  ------  ------
Other comprehensive income........................................................ $   264  $  559  $1,465
                                                                                   =======  ======  ======

19.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2002, 2001 and 2000. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates certain non-recurring items (primarily consisting of expenses associated with the resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2002                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,419     $ 8,254      $1,984    $2,828     $ --        $992       $    (7) $ 18,470
Universal life and investment-
  type product policy fees.......     1,267         614          --        --       --          37            --     1,918
Net investment income............     6,036       3,926         378       177       59         241          (117)   10,700
Other revenues...................       454         607          42        26      166          10            95     1,400
Net investment (losses) gains....      (131)       (508)          7       (46)      (4)         (9)          (39)     (730)
Policyholder benefits and
 claims..........................     5,162       9,337       1,517     2,020       --         821             3    18,860
Interest credited to policyholder
 account balances................     1,608         930         146        --       --          28            (1)    2,711
Policyholder dividends...........     1,769         115          --        (1)      --          28            --     1,911
Other expenses...................     2,543       1,529         616       794      211         373           523     6,589
Income (loss) from continuing
 operations before provision for
 income taxes....................       963         982         132       172       10          21          (593)    1,687
Income from discontinued
 operations, net of income
 taxes...........................       201         122          --        --       --          --           127       450
Net income (loss)................       811         759          86       131        6          21          (202)    1,612
Total assets.....................   120,284      94,911       9,458     4,944      191         795        18,812   249,395
Deferred policy acquisition
 costs...........................     7,448         608       1,429       175       --           5             1     9,666
Goodwill, net....................        73          62          96       156       18          --            --       405
Separate account assets..........    21,982      31,935          11        --       --          --           (16)   53,912
Policyholder liabilities.........    84,844      55,460       6,734     2,673       --         248          (343)  149,616
Separate account liabilities.....    21,982      31,935          11        --       --          --           (16)   53,912

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2001                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,531     $ 7,288      $1,664    $2,755     $ --       $  788      $    (3) $ 17,023
Universal life and investment-
 type product policy fees........     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,130       3,965         349       200       71          256          151    11,122
Other revenues...................       527         649          35        22      198           16           85     1,532
Net investment gains (losses)....       838         (15)        (10)      (17)      25          (16)         122       927
Policyholder benefits and
 claims..........................     5,213       8,924       1,373     2,121       --          632            2    18,265
Interest credited to policyholder
 account balances................     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     2,763       1,746         478       800      252          315          566     6,920
Income (loss) from continuing
 operations before provision
 for income taxes................     1,678         538          65        39       42           50         (214)    2,198
Income from discontinued
 operations, net of income
 taxes...........................        38          23          --        --       --           --           25        86
Net income (loss)................     1,092         383          39        41       27           16         (111)    1,487
Total assets.....................   127,499      89,620       7,496     4,567      256        3,385       15,042   247,865
Deferred policy acquisition
 costs...........................     8,371         509       1,147       179       --          263            2    10,471
Goodwill, net....................       223          55         106       159       20           12           --       575
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    84,637      52,035       5,062     2,610       --        1,987         (323)  146,008
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

For the year ended                                                     Auto &    Asset                  Corporate
December 31, 2000                 Individual Institutional Reinsurance  Home   Management International  & Other    Total
------------------                ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,625     $ 6,900      $1,444    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
 type product policy fees........     1,221         547          --        --       --           53           (1)    1,820
Net investment income............     6,110       3,712         368       194       90          254          301    11,029
Other revenues...................       680         650          29        40      760            9           91     2,259
Net investment gains (losses)....       199        (475)         (2)      (20)      --           18         (138)     (418)
Policyholder benefits and
 claims..........................     5,045       8,178       1,147     2,005       --          562           (2)   16,935
Interest credited to policyholder
 account balances................     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends...........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
 policyholders...................        --          --          --        --       --          327           --       327
Demutualization costs............        --          --          --        --       --           --          230       230
Other expenses...................     3,005       1,514         452       827      784          292          434     7,308
Income (loss) from continuing
 operations before provision
 for income taxes................     1,363         428         116        18       66         (275)        (411)    1,305
Income from discontinued
 operations, net of income
 taxes...........................        36          21          --        --       --           --           22        79
Net income (loss)................       892         307          68        30       34         (285)         (97)      949

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million for the year ended December 31, 2000. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the year ended December 31, 2000.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs,
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. continuing operations were $30,487 million, $31,396 million and $29,959 million for the years ended December 31, 2002, 2001 and 2000, respectively, which represented 96%, 97% and 97%, respectively, of consolidated revenues.

20.  Discontinued Operations

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Accordingly, the Company sold certain real estate holdings out of its

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES portfolio during 2002. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale on or after January 1, 2002 is presented as discontinued operations.

   The following table presents the components of income from discontinued operations:

                                                  Years Ended December 31,
                                                  -----------------------
                                                   2002     2001    2000
                                                   -----   -----   -----
                                                  (Dollars in millions)
          Investment income...................... $ 375    $ 422   $ 418
          Investment expense.....................  (251)    (297)   (297)
          Net investment gains...................   582       --      --
                                                   -----   -----   -----
             Total revenues......................   706      125     121
          Provision for income taxes.............   256       39      42
                                                   -----   -----   -----
             Income from discontinued operations. $ 450    $  86   $  79
                                                   =====   =====   =====

   The carrying value of real estate related to discontinued operations was $223 million and $1,580 million at December 31, 2002, and 2001, respectively. See Note 19 for discontinued operations by business segment.

21.  Related Parties

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company.

                        THE NEW ENGLAND VARIABLE ACCOUNT


PART C.   OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements

     The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-4:

     Statement of Assets and Liabilities as of December 31, 2002.

     Statement of Operations for the year ended December 31, 2002.

     Statements of Changes in Net Assets for the years ended December 31, 2002 and 2001.

     Notes to Financial Statements.

     The following financial statements of the Depositor are included in Part B of this Post-Effective Amendment on Form N-4:

     Consolidated Balance Sheets as of December 31, 2002 and 2001.

     Consolidated Statements of Income for the years ended December 31, 2002, 2001 and 2000.

     Consolidated Statements of Stockholder's Equity for the years ended December 31, 2002, 2001 and 2000.

     Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001, and 2000.

     Notes to Consolidated Financial Statements.

(b)  Exhibits

(1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing a new separate account (approved July 15, 1987; and dated on August 31, 1987) for the Registrant are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Resolutions of the Depositor adopting a Plan and Agreement of Merger between Metropolitan Life Insurance Company and New England Mutual Life Insurance Company (approved May 28, 1996; and dated July 15, 1987) for the Registrant are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

(2)  None

(3) (i) Distribution Agreement between New England Securities Corporation, Metropolitan Life Insurance Company and New England Variable Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

(4) (i) Form of New England Mutual Life Insurance Company Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (ii) Form of New England Mutual Life Insurance Company Contract Loan Endorsement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (iii) Forms of New England Mutual Life Insurance Company Endorsements, (Death of Owner, Individual Retirement Annuity, and Sample of Benefits for Disability of Annuitant) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (iv) Forms of Metropolitan Life Insurance Company Endorsements (New Contract Loan, Spousal/Beneficiary Continuation) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company Variable Annuity Contract (See (4)(i) above) is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vi) Forms of Metropolitan Life Insurance Company Variable Annuity Contract and Application are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vii) Forms of Metropolitan Life Insurance Company Endorsements (Fixed Account, Contract Loans, Tax-Sheltered Annuity, Periodic Reports and Postponement of Surrender) are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (viii) Forms of New England Mutual Life Insurance Company Endorsements (Contract Loans, Fixed Account, Tax-Sheltered Annuity and Rider Benefits of Disability of Annuitant and Modification of Variable Life Income Section and New York Endorsement) are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 26, 1999.

     (ix) Form of Metropolitan Life Insurance Company Endorsement (Roth Individual Retirement Annuity) is incorporated herein by reference to Post-

                                      III-2

     Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 26, 1999.

     (x) Forms of Endorsements (Fixed Account and Postponement of Fixed Account Values) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-11131) filed on April 26, 1999.

     (xi) Forms of Endorsements (TSA) for Metropolitan Life Insurance Company and New England Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-11131) filed on April 27, 2000.

     (xii) Form of Endorsement (VE-AMF-3 (05/01) Mortality and Expense Charge) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 27, 2001.


     (xiii) Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2 (09/02); 401 Plan Endorsement NEL-401.2 (09/02); Individual Retirement Annuity Endorsement NEL-408.2 (09/02); Simple Individual Retirement Annuity Endorsement (NEL-439.1) (09/02); and Roth Individual Retirement Annuity Endorsement NEL-446.2 (09/02) are filed herewith.

(5) (i) New England Mutual Life Insurance Company Application is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 26, 1999.

     (ii) For Metropolitan Life Insurance Company Application see (4)(vi) above.

(6) (i) Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (iii) Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-11131) filed on April 27, 2000.

     (iv) Amended and Restated Charter of Metropolitan Life Insurance Company, dated October 31, 2001 (effective November 27, 2001) and Amended and Restated By-Laws of Metropolitan Life Insurance Company, approved June 27, 2000 (effective August 21, 2000) is incorporated herein by reference to the initial Registration Statement No. 333-837161 for Metropolitan Life Separate Account E on Form N-4 filed on March 5, 2002.

(7)  None.

(8) (i) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No.

     2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (ii) Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (No. 33-17377) filed on April 1, 1996.

     (iii) Assignment of Participation Agreement from New England Mutual Life Insurance Company to Metropolitan Life Insurance Company is incorporated by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

                                      III-3

     (iv) Form of Participation Agreement among Metropolitan Series Fund, Inc. and Metropolitan Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 2-80751) filed on April 6, 2000.

     (v) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and Metropolitan Life Insurance Company, dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-11131) filed on January 19, 2001.

     (vi) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and Metropolitan Life Insurance Company dated April 30, 2001, is incorporated herein by reference to the initial Registration Statement No. 333-837161 for Metropolitan Life Separate Account E on Form N-4, filed on March 5, 2002.

     (vii) Fund Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and Metropolitan Life Insurance Company dated April 30, 2001, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-51676 for New England Variable Annuity Separate Account on Form N-4 filed on May 15, 2001.

(9)  Opinion and consent of Anne M. Goggin, Esq. (MLIC) filed herewith.

(10) (i) Consent of Deloitte & Touche LLP filed herewith.

     (ii) Consent of Sutherland Asbill and Brennan LLP filed herewith.

(11) None

(12) None

(13) Schedule of computations for performance quotations is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.


(14) Metropolitan Life Insurance Company. Powers of Attorney are incorporated herein by reference to the Registration Statement of The New England Variable Account on Form N-4 (No. 333-11131) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole, Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement of The New England Variable Account on Form N-4 (File No. 333-11131) filed on April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed on April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed on November 1, 1999; John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001; and Catherine R. Kinney whose power of attorney was filed with Post-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-52366) filed on April 10, 2003.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

        Name           Principal Occupation and            Positions and Offices
                            Business Address                   with Depositor

Curtis H. Barnette     Chairman Emeritus                          Director
                       Bethlehem Steel Corporation
                       1170 Eighth Avenue
                       Martin Tower 101
                       Bethlehem, PA 18016-7699

                                      III-4

        Name           Principal Occupation and            Positions and Offices
                            Business Address                   with Depositor

Robert H. Benmosche    Chairman of the Board, President,  Chairman of the Board,
                       Chief Executive Officer and                President,
                       Director                                Chief Executive
                       MetLife, Inc. and                         Officer and
                       Metropolitan Life Insurance                 Director
                       Company
                       One Madison Avenue
                       New York, NY 10010

Gerald Clark           Vice-Chairman of the Board,          Vice-Chairman of the
                       Chief Investment Officer and              Board, Chief
                       Director                              Investment Officer
                       MetLife, Inc. and                        and Director
                       Metropolitan Life Insurance Company
                       One Madison Avenue
                       New York, NY  10010

John C. Danforth       Partner                                     Director
                       Bryan Cave LLP,
                       One Metropolitan Square
                       211 North Broadway, Suite 3600
                       St. Louis, MO 63102

Burton A. Dole, Jr.    Retired Chairman of the Board,              Director
                       President and Chief Executive Officer
                       Nellcor Puritan Bennett, Inc.
                       P.O. Box 208
                       Carlsbad, CA 92018

James R. Houghton      Chairman of the Board Emeritus              Director
                       and Director
                       Corning Incorporated
                       One Riverfront Plaza
                       MP HQ E2-6
                       Corning, NY  14831

Harry P. Kamen         Retired Chairman of the Board and           Director
                       Chief Executive Officer
                       Metropolitan Life Insurance Company
                       200 Park Avenue, Suite 5700
                       New York, NY  10166



                                      III-5

        Name           Principal Occupation and            Positions and Offices
                            Business Address                   with Depositor

Helene L. Kaplan       Of Counsel, Skadden, Arps,                  Director
                       Slate, Meagher & Flom LLP
                       Four Times Square
                       New York, NY   10036

Catherine R. Kinney    Co-Chief Operating Officer                  Director
                       President and Executive Vice-Chairman
                       New York Stock Exchange, Inc.
                       11 Wall Street, 6th Floor
                       New York, NY 10005


Charles M. Leighton    Retired Chairman of the Board               Director
                       and Chief Executive Officer
                       CML Group, Inc.
                       51 Vaughn Hill Road
                       Bolton, MA  01720

Stewart G. Nagler      Vice-Chairman of the Board              Vice-Chairman of
                       Chief Financial Officer and             the Board, Chief
                       Director                               Financial Officer
                       MetLife, Inc. and                         and Director
                       Metropolitan Life Insurance Company
                       One Madison Avenue
                       New York, NY  10010

John J. Phelan, Jr.    Former Chairman of the Board                Director
                       and Chief Executive Officer
                       New York Stock Exchange, Inc.
                       P.O. Box 524
                       Locust Valley, NY 11560

Hugh B. Price          President and Chief Executive               Director
                       Officer
                       National Urban League, Inc.
                       120 Wall Street, 7th & 8th Floors
                       New York, NY   10005




                                      III-6

        Name                Principal Occupation and       Positions and Offices
                                Business Address              with Depositor

William C. Steere, Jr.        Retired Chairman of the Board      Director
                              Pfizer, Inc.
                              235 East 42nd Street
                              New York, NY 10016

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company ("Metropolitan Life"). The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


Name                             Position with Metropolitan Life
Gary A. Beller                   Senior Executive Vice-President and General
                                 Counsel

Robert H. Benmosche              Chairman of the Board, President, Chief
                                 Executive Officer and Director

Mary Ann Brown                   Senior Vice-President and Chief Actuary

Gwenn L. Carr                    Vice-President and Secretary

Daniel J. Cavanagh               Executive Vice-President

Gerald Clark                     Vice-Chairman of the Board, Chief
                                 Investment Officer and Director

C. Robert Henrikson              President, U.S. Insurance and Financial
                                 Services

Jeffrey J. Hodgman               Executive Vice-President

Stewart G. Nagler                Vice-Chairman of the Board, Chief
                                 Financial Officer and Director

Catherine A. Rein                Senior Executive Vice-President; President
                                 and Chief Executive Officer of MetLife
                                 Auto & Home

Joseph A. Reali                  Senior Vice President and Tax Director

William J. Toppeta               President, International
Lisa M. Weber                    Senior Executive Vice-President and Chief
                                 Administrative Officer
John E. Welch                    Senior Vice President and General Auditor

Judy E. Weiss                    Executive Vice-President
Anthony J. Williamson            Senior Vice-President and Treasurer
Virginia M. Wilson               Senior Vice-President and Controller


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.


     The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company.



                                      III-7

          ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2002

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association  (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Capital Trust I (DE)

E.    Aseguradora Hidalgo, S.A. (Mexico)

F.    Metropolitan Insurance and Annuity Company (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by Met-Life, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Reaseguros de Vida S.A. (Chile)- 99.999735% is owned by MetLife Chile Inversiones Limitada and 0.000265% is owned by MetLife International Holdings, Inc.

      2. MetLife Chile Seguros de Vida S.A. (Chile)- 95.7302007% is owned by MetLife Chile Inversiones Limitada, 4.2696274% by MetLife Chile Reaseguros de Vida S.A. and 0.0001719% by MetLife International Holdings, Inc.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1. MetLife Iberia, S.A.(Spain)- Shares of MetLife Iberia, S.A. are held by MetLife International Holdings at 80%.

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Gnerales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc.(DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Metropolitan Life Insurance Company.

            b)    Metropolitan Company Limited (Isle of Man)

            c)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            d) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)- 48% of the shares of Metropolitan Life Ubezpieczen na Zycie S.A. are held directly by MetLife, Inc.

      9.    MetLife Insurance Company of Korea Limited (South Korea)

      10.   Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Four Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc.(MA)- AEW Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   New England Portfolio Advisors, Inc. (MA)

      11.   Benefit Services Corporation (GA)

      12.   One Madison Merchandising L.L.C. (CT)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   Metropolitan Tower Life Insurance Company (DE)

      20.   Security Equity Life Insurance Company (NY)

      21.   MetLife Security Insurance Company of Louisiana (LA)

      22. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company.

      23.   Met Life Holdings Luxembourg S.A. (Luxembourg)

      24.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      25.   MetLife (India) Private Ltd. (India)

      26.   Metropolitan Marine Way Investments Limited (Canada)

      27. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      28.   MetLife Investments Ireland Limited (Ireland)

      29.   MetLife Private Equity Holdings, LLC (DE)

      30.   MetLife Securities, Inc. (DE)

      31.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      32.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc.(NJ)

      33.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      34.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      35.   Metropolitan Property & Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc.(TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

                  (1) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

            g)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            h)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      36.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc.(DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

      37.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 73.78% Limited Partnership interest of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A.(Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      38.   MetLife General Insurance Agency, Inc. (DE)




            a)    MetLife General Insurance Agency of Alabama, Inc. (DE)

            b)    MetLife General Insurance Agency of Kentucky, Inc. (DE)

            c)    MetLife General Insurance Agency of Mississippi, Inc. (DE)

            d)    MetLife General Insurance Agency of North Carolina, Inc. (DE)

            e)    MetLife General Insurance Agency of Texas, Inc.(DE)

            f)    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      39.   MetLife New England Holdings, Inc. (DE)

            a)    New England Life Insurance Company (MA)

                  (1)   New England Life Holdings, Inc. (DE)

                         (a)   New England Securities Corporation (MA)

                        (b)   Hereford Insurance Agency, Inc. (MA)

                        (c)   Hereford Insurance Agency of Hawaii, Inc. (HI)

                        (d)   Fairfield Insurance Agency of Texas, Inc. (TX)

                        (e)   MetLife Advisers, LLC (MA)

                        (f)   N.L. Holding Corp. (DEL) (NY)

                              (i) Nathan & Lewis Securities, Inc. (NY)

                              (ii) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                              (iii) Nathan & Lewis of Nevada, Inc. (NV)

                              (iv) Nathan & Lewis Associates, Inc. (NY)

                                    (A)   Nathan and Lewis Insurance Agency of
                                          Massachusetts, Inc. (MA)

                                    (B)   Nathan and Lewis Associates of Texas,
                                          Inc. (TX)

                  (2)   Newbury Insurance Company, Limited (Bermuda)

                  (3)   New England Pension and Annuity Company (DE)

                  (4)   Omega Reinsurance Corporation (AZ)

      40.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   John S. McSwaney & Associates, Inc. (ND)

                  (3) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation are owned by General American Life Insurance Company.

                  (4)   Krisman, Inc. (MO)

                  (5)   White Oak Royalty Company (OK)

                  (6)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)


                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc.(MO)

                                                (a.1) Reinsurance Partners, Inc.
                                                      (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii) RGA Holdings Limited (U.K) (United Kingdom)

                              (ix)  RGA UK Services Limited (United Kingdom)

                              (x)   RGA Capital Limited U.K. (United Kingdom)

                              (xi)  RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (xii) RGA South African Holdings (Pty) Ltd. (South
                                    Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xiii)RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xiv) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xv)  RGA Argentina S.A. (Argentina)

                              (xvi) Regal Atlantic Company (Bermuda)
                                    Ltd.(Bermuda)

                              (xvii)Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly-owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACTHOLDERS


As of March 31, 2003, there were 16,190 owners of tax-qualified Contracts and 9,283 owners of non-qualified contracts.



ITEM 28.  INDEMNIFICATION

Metropolitan Life Insurance Company ("Metropolitan Life") has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. Metropolitan Life maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which Metropolitan Life and New England Securities Corporation, the Registrant's underwriter (the "Underwriter") as well as certain other subsidiaries of Metropolitan Life are covered. A provision in Metropolitan Life's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan Life of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) New England Securities Corporation also serves as principal underwriter for:

         New England Variable Annuity Fund I
         New England Life Retirement Investment Account
         New England Variable Life Separate Account
         New England Variable Annuity Separate Account

     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

                                      III-8


        Name                  Positions and Offices with
                                 Principal Underwriter
Vacant                        Chairman of the Board, Director, President and
                              Chief Executive Officer
Virgil E. Aquino(5)           Vice President
Steven J. Brash(3)            Assistant Treasurer
Leo F. Brown(3)               Assistant Treasurer
David Decker(4)               Vice President
Mary M. Diggins(1)            Vice President, General Counsel, Secretary and
                              Clerk
Johannes A. Etwaroo(5)        Vice President of Operations
Thom A. Faria(1)              Director
Anne M. Goggin(1)             Director
Rick R. Guistolise(6)         Vice President, Chief Operating Officer
Gregory M. Harrison(3)        Assistant Treasurer
Paul D. Hipworth(5)           Assistant Vice President, Chief Financial Officer,
                              and Treasurer
Laura A. Hutner(1)            Vice President
Mitchell A. Karman(1)         Vice President
Rebecca Chiccino Kovatch(1)   Vice President
Joanne E. Logue(1)            Vice President, Chief Compliance Officer
Genevieve C. Martin(1)        Field Vice President
Sean McNamara(5)              Assistant Vice President
Bette Skandalis(1)            Vice President, Financial Planning




Principal Business Address:

(1)     New England Financial - 501 Boylston Street, Boston, MA 02117
(2)     MetLife - One Madison Avenue, New York, NY 10010
(3)     MetLife - 27-01 Queens Plaza North, Long Island City, NY 11101
(4)     MetLife - 260 Madison Avenue, New York, NY 10016
(5)     MetLife - 185 E US Highway South, Iselin, NY 08830
(6)     MetLife - 177 South Commons Drive, Aurora, IL 60504


(c)

         (1)             (2)             (3)            (4)             (5)
                   Net Underwriting  Compensation
 Name of Principal   Discounts and   Redemption or   Brokerage        Other
    Underwriter       Commissions    Annuitization   Commissions   Compensation


    New England
    Securities     $651,140               0              0              0
    Corporation


Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

                                      III-9

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

    (a)  Registrant

    (b) New England Life Insurance Company 501 Boylston Street Boston, Massachusetts 02116

    (c) State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

    (d) New England Securities Corporation 399 Boylston Street Boston, Massachusetts 02116

ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS

Registrant hereby makes the following undertakings:

(1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

(4) To offer Contracts to participants in the Texas Optional Retirement Program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

(5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

                                     III-10

    Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

                                     III-11

                                   SIGNATURES


       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The New England Variable Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 25th day of April 2003.


                               THE NEW ENGLAND VARIABLE ACCOUNT


                               BY: METROPOLITAN LIFE INSURANCE COMPANY



                               BY: /s/ Gary A. Beller, Esq.
                                   -------------------------
                                   Gary A. Beller, Esq.
                                   Senior Executive Vice President
                                   and General Counsel


Attest:    /s/ James D. Gaughan

           ---------------------
           James D. Gaughan
           Assistant Secretary


                                     III-12

                                   SIGNATURES

          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Metropolitan Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 25th day of April, 2003.


                                   METROPOLITAN LIFE INSURANCE COMPANY



                                   BY: /s/ Gary A. Beller, Esq.
                                       -----------------------
                                       Gary A. Beller, Esq.
                                       Senior Executive Vice President
                                       and General Counsel

Attest:  /s/ James D. Gaughan

         ---------------------
         James D. Gaughan
         Assistant Secretary


     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 25, 2003.


      SIGNATURE                        Title

      ---------                        -----

          *                  Chairman of the Board, President,
--------------------------     Chief Executive Officer and Director

  ROBERT H. BENMOSCHE

          *                     Vice-Chairman of the Board,
--------------------------   Chief Financial Officer (Principal
  STEWART G. NAGLER            Financial Officer) and Director


          *                  Senior Vice President and Controller
--------------------------      (Principal Accounting Officer)
  VIRGINIA M. WILSON


          *                                Director
--------------------------
  CURTIS H. BARNETTE

                                     III-13

       SIGNATURE                       Title

       ---------                       -----

        *                      Vice Chairman of the Board,
--------------------------       Chief Investment Officer and Director

   GERALD CLARK


        *                             Director
--------------------------
   JOHN C. DANFORTH


        *                             Director
--------------------------
   BURTON A. DOLE, JR.


        *                             Director
--------------------------
   JAMES R. HOUGHTON


        *                             Director
--------------------------
    HARRY P. KAMEN


        *                             Director
--------------------------
   HELENE L. KAPLAN


                                      Director
        *
--------------------------
   CATHERINE R. KINNEY


        *                             Director
--------------------------
   CHARLES M. LEIGHTON


        *                             Director
--------------------------
   JOHN J. PHELAN, JR.


        *                             Director
--------------------------
   HUGH B. PRICE

                                     III-14

       SIGNATURE                       Title

       ---------                       -----



        *                             Director
--------------------------
   WILLIAM C. STEERE, JR.


 /s/  CHRISTOPHER P. NICHOLAS
-----------------------------
 CHRISTOPHER P. NICHOLAS
 ATTORNEY-IN-FACT
 April 25, 2003

* Metropolitan Life Insurance Company. Executed by Christopher P. Nicholas, Esq. on behalf of those indicated pursuant to Powers of Attorney which are incorporated herein by reference and were filed with the Registration Statement of The New England Variable Account on Form N-4 (No. 333-11131) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole, Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement of The New England Variable Account on Form N-4 (File No. 333-11131) on April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed November 1, 1999;
John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001; and Catherine R. Kinney whose power of attorney was filed with Post-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4
(File No. 333-52366) filed on April 10, 2003.


                                     III-15

                                 EXHIBIT INDEX

(4) (xiii) Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2 (09/02); 401 Plan Endorsement NEL-401.2 (09/02); Individual Retirement Annuity Endorsement NEL-408.2 (09/02) Simple Individual Retirement Annuity Endorsement (NEL-439.1 (09/02); Roth Individual Retirement Annuity Endorsement NEL-446.2 09/02).

(9) Opinion and Consent of Anne M. Goggin, Esq. (MLIC)

(10) (i) Consent of Deloitte & Touche LLP.

     (ii) Consent of Sutherland Asbill and Brennan LLP.